UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21210

Alpine Income Trust

(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215 Purchase, New York 10577

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel A. Lieber	Rose DiMartino
Alpine Woods Capital Investors, LLC	Attorney at Law
2500 Westchester Avenue, Suite 215	Willkie Farr & Gallagher
Purchase, New York 10152	787 7th Avenue, 40th Floor
New York, New York 10019

Registrant’s telephone number, including area code: (914) 251-0880

Date of fiscal year end: October 31, 2011

Date of reporting period: November 1, 2010 - April 30, 2011

Item 1: Shareholder Report

EQUITY & INCOME FUNDS

Alpine Dynamic Dividend Fund

Alpine Accelerating Dividend Fund

Alpine Dynamic Financial Services Fund

Alpine Dynamic Innovators Fund

Alpine Dynamic Transformations Fund

Alpine Dynamic Balance Fund

Alpine Ultra Short Tax Optimized Income Fund

Alpine Municipal Money Market Fund

April 30,

2011

Semi-Annual Report

TABLE OF CONTENTS

EQUITY MANAGER REPORTS

Alpine Dynamic Dividend Fund	7

Alpine Accelerating Dividend Fund	14

Alpine Dynamic Financial Services Fund	19

Alpine Dynamic Innovators Fund	24

Alpine Dynamic Transformations Fund	28

Alpine Dynamic Balance Fund	32

FIXED INCOME MANAGER REPORTS

Alpine Ultra Short Tax Optimized Income Fund	37

Alpine Municipal Money Market Fund	40

Schedules of Portfolio Investments	46

Statements of Assets and Liabilities	75

Statements of Operations	78

Statements of Changes in Net Assets	81

Financial Highlights	89

Notes to Financial Statements	98

Additional Information	112

Additional Alpine Funds are offered in the Alpine Equity Trust. These funds include:

Alpine International Real Estate Equity Fund Alpine Realty Income & Growth Fund Alpine Cyclical Advantage Property Fund Alpine Emerging Markets Real Estate Fund Alpine Global Infrastructure Fund

Alpine’s Real Estate Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing in funds of the Alpine Equity Trust. The statutory and summary prospectuses contain this and other important information about the investment company, and it may be obtained by calling 1-888-785-5578, or visiting www.alpinefunds.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

Alpine’s Investment Outlook

Dear Investor:

Recovery in Transition: Turning Credit into Jobs?

It is easy to be overwhelmed when sifting through the myriad data points and analyses of economic activity and business trends. Much of the information is providing a mixed picture which is unusual at this stage of a typical economic recovery. Even though the global economy has yet to recouple with the longer term growth trend, we believe that the world is still in a cyclical transition phase. Perhaps the single most important measure of economic prosperity and cyclical strength is job creation. However, it is unclear as to when many of the world’s developed economies will return to a sustainable higher level of full time employment. For the U.S., this would not only move unemployment from 9% to under 7%, but significantly reduce the debilitating number of long-term unemployed workers which has spiked to historic levels. How quickly we can achieve this goal of adding close to 3 million jobs to the U.S. economy will relate to the interplay of fiscal, demographic and political forces which all play roles in determining the probable rate of growth. Our economy is also subject to the influence of similar forces in other countries, many of whom are also encumbered by difficult economic circumstances. A higher proportion of countries are currently affected by a broad spectrum of maladies than I can recall over the past two decades. Many are suffering from isolated natural disasters or circumstances, while others reflect economic or societal imbalances. Thus, the duration of their impact will vary greatly. This may lead to a range of both opportunities or risks over the coming years.

An Extended Period of Transition

Globally, this recovery is both weaker and slower than the norm. Europe’s debt crisis and their decision to risk compounding the recession’s after effects with the potentially premature introduction of austerity measures has yet to be fully felt. Theoretically, austerity now will pave the way for future prosperity, but when will this be realized? The impact on the global supply chain from Japan’s tragic earthquake and tsunami, as well as other relatively less destructive yet, nonetheless, horrific natural disasters around the world have all combined to slow economic growth. On top of this, civil protests, revolution and regional political change have impacted local economies and capital markets. Hopefully, the potential for multiple countries initiating major rebuilding efforts over the next few years may stimulate future growth. On top of these factors, China is leading other emerging market countries through a period of fiscal tightening. Such restraint is in response to an inflation scare, which in part relates to the emergence of growing middle class consumption trends in these countries. At the same time, China plans to further boost domestic consumption and is dramatically expanding the scale of its low cost social housing programs. Meanwhile, the U.S. economy has been further impacted by state and local government’s budget tightening and program cutting. The wind down of the Federal Reserve’s QE2 and other stimulus programs, as well as a shift in domestic consumer mentality towards saving for a rainy day and continued debt reduction is also dampening demand. For a better perspective of where this places us at this time in the cycle, please refer to Chart 1, below, which shows that the U.S. economy has been improving, but at a much slower rate than other recessions.

Chart 1:

A Constrained Recovery in Consumption

Chart 2 shows the pattern of real consumer spending compared with historical trends. Higher food and fuel prices have clearly constrained the purchasing power of many Americans, as has tighter credit, and the trend toward saving. However, the impact of fewer jobs and reduced job security are doubtless contributors. With an estimated 70% of U.S. GDP based on consumption, it is not surprising that the pace of recovery has been so slow. Since our imports have exceeded exports for many years, the global impact of our reduced spending has compelled other countries to expand their domestic consumption.

Chart 2:

Dysfunctional Home Financing Remains a Problem

Historically, housing and automobile sales have been major drivers of prior economic recoveries due to the multiplier effect of creating jobs in many industries which would contribute to the final product. While the auto sector has improved we are buying cars at an annual rate at approximately 30% below the 2005 level. Meanwhile, permits to build new single family homes are almost 80% below peak levels of 2005 and almost 60% below the 50 year average volume!

Chart 3 illustrates the current trend of residential investment versus the patterns of prior housing recoveries. Today, a high proportion of home purchases are for cash, reflecting both the role of investors as well as the inability of banks to adjust their lending standards and clean up their poor performing loan portfolios.

Chart 3:

The creation of excessive capital beginning with ‘Y2K’ fears, followed by efforts to offset potential negative wealth effects from the ‘tech stock’ bubble bursting in 2001, combined with the poor regulatory and business decisions made over the last decade regarding the mortgage policies and the foreclosure process has led to devastating problems for many Americans. While the U.S. housing market remains under pressure almost six years past its peak, we do not believe that the current pattern of events reflects a structural shift in housing patterns, although we do think it will take at least another year of below trend housing growth before we see the light of recovery. Fundamental to creating a sustainable rebound will be a resurgence of strong job creation. The same will be true for other countries, including Ireland, Spain, and much of Eastern Europe and the Persian Gulf where capital for real estate exceeded growth in both income and populations. This is in sharp contrast with emerging markets which continue to grow in terms of their relative economic output, relative per capita incomes and, thus, relative level of prosperity.

Financial Markets and Politics in Transition

Alpine’s top down/bottom up investment approach takes into account not only macro economic fundamentals and demographic drivers of demand, but also societal themes and political trends which could influence both market psychology and fiscal policy, as well as business and consumer confidence. Sometimes these themes coalesce into a collective public will, as manifested through shifts in political power or even transformation of the political process itself. Clearly such a transition is continuing to play out in countries of North Africa and the Middle East. Over the next 18 months, politics will be a major factor for a number of countries and markets with elections in Thailand, Turkey, Egypt, Japan, France, Germany, Russia and the U.S. Even China will reconstitute its ruling council next year. By their nature, politicians will promise changes or highlight concerns, which could impact markets. We are already seeing a domestic ‘political theater’ play out in Congress, disguised as an ideological debate over budget deficits and the country’s ‘debt ceiling’, as a prelude to 2012 elections.

In light of these challenges, it is important to have perspective on the strong performance of global stocks since the “Great Recession” of 2008. Capital markets have transitioned towards recovery in advance of the economy, reflecting the return of significant liquidity to both debt and equity markets. However, there has been a bias towards both large and publicly traded companies at the expense of small businesses and private companies. Thus, the slower pace of overall economic recovery is not reflected in the stronger relative performance of larger publicly traded companies which have access to capital and in many cases are still sitting on cash.

Given the depth and breadth of the financial frailties revealed in 2008, most central banks and treasuries chose to shore up major banks, rather than close them down. Even though the U.S. banking sector has stabilized and its viability is no longer impaired, the prospects for rejuvenating a fully functional mortgage market and small business lending capacity is not yet visible. Abroad, French and German banks remain critically exposed to weak loans in the Greek, Irish and Portuguese economies and, thus, have to continue to build reserves, while government stewardship of banks in England, Belgium and Iceland will continue for a number of years. For much of the emerging world, the banks are being required to raise their level of reserves in order to slow their pace of loan growth. Since these banks had little exposure to the bad loans leading up to 2008, this action should be viewed as fundamentally positive for strengthening long term lending capacity. Clearly, the global banking sector is still in a period of transition which may include further recapitalization and require years for full recovery at some banks.

We also see a transition in government fiscal policies. Just as the U.S. consumer has shifted towards savings in response to the ongoing deleveraging process, state and local revenues continue to lag due to moderating local retail sales tax receipts and declining property valuations. Declining assistance from the federal government to state and local governments is leading to a form of government austerity irrespective of the political posturing in Washington. European governments have already put significant fiscal austerity packages in place ranging from -3% to -5%, and this will have a greater impact on their economies than ours since over half of GDP is dependent upon the government sector in some countries. Even Europe’s extensive social safety nets may also become stretched by further contraction. However, the economic pressure on many politicians to produce for constituents will climb, just as the election season approaches. The natural tendency to ‘throw the bums out’ and let another party take on the reins of government may be very strong, but this often leads to fallow periods both before and after the election where little leadership is exerted or enacted which might otherwise provide economic stimulus. Thus, political transitions over the next 18 months might further slow the near term prospects for recovery.

From Despotism to Democracy?

The collective concerns of a people are rarely voiced when economic prosperity is widespread and opportunities for employment are plentiful. However, when a minority benefit to the detriment of the broad populace, where their leadership’s response to the distress of their people is to proverbially ‘let them eat cake’, then we see events unfold such as the “Jasmine Revolution” which unseated governments in Tunisia and Egypt, and spread with horrible effect so far to the people of Libya, Syria and Yemen. When 45% to 75% of disposable income is spent on food and the rest is split on shelter and clothes, a 10% to 20% hike in the price of food stuffs and cooking fuel could dramatically reprioritize one’s daily existence. Thus, the proverbial ‘straw which broke the camel’s back’ may have been mainly economic even though the underlying impetus for these political transitions included domestic and religious concerns. In this light, it is not surprising that some of the stronger emerging market economies have been raising minimum wages by double digit percentages over recent years. It may be inflationary but probably contributes long term stability.

Smoothing A Bumpy Transition to Greater Prosperity

Alpine remains sanguine on the prospects for the continued evolution of this business cycle even though some pundits believe that the era of extended business cycles is over because the unique period of falling interest rates from 1981 to the present softened downturns and sustained growth. Instead, a prolonged period of slower growth and measures to limit excess debt finance could moderate cyclical demand and supply imbalances. As a result, we believe that the current benign inflation trend can be continued in developed economies for a number of years, where the domestic expansion of emerging nations could be countered by higher domestic borrowing costs. Such an extended business cycle potentially permits the global economy to compound its gains and, hence, create more jobs than can a more volatile shorter cycle. Such a cycle might also smooth the evolution of emerging markets managing local resources, growing political and corporate transparency, enhancing positive demographic characteristics and pro-market fiscal policies can still have a significant impact on relative growth in GDP, per capita incomes, middle class expansion and attract foreign investment flows.

We believe the potential for the greatest value creation and earnings growth shall continue in countries such as Brazil, China, India and Indonesia, Thailand and the

Philippines. At the same time, strategically positioned nations, which include Australia, Norway and Singapore, could also be attractive. Naturally, companies with global operating platforms which can expand in growth focused economies, should also prosper. Many such companies are domiciled in Scandinavia, Germany, Canada and the U.S.

The prospect for an extended U.S. recovery is not bleak for those who can appreciate that the economic glass is now half full. The following, chart #4, shows that we have recovered half of the household wealth lost during the recession. The ongoing deleveraging of domestic balance sheets has reduced household credit market liabilities relative to household assets which fell from a peak of over 22% to about 18.5%, half way toward the 1990’s average level of 14.4%. If our economy can continue the restructuring of both bank and domestic balance sheets for another two years, it should be able to accelerate consumption and, hence, the job creation process.

Chart #4

We remain fundamentally positive that if this period of economic transition can be sustained for at least another three or four years then a solid employment base can be renewed. It is noteworthy that vast majority of the world’s central banks are still maintaining positive yield curves, which is fundamentally stimulative to economic activity by pushing investors to take on greater duration risk in return for significantly higher returns. As this long term capital is deployed, we believe it will also be focused in those regions or businesses with the greatest potential, irrespective of the country or sector in which it is deployed. As we all move further away from the financial tsunami of 2008, the market will transition to a more nuanced understanding of risk and return. However, this nuanced understanding typically comes from developing a balanced perspective of opportunity for both the upside and the downside of any investment. In that context, we hope you find the reports of our individual funds which follow to be informative.

We thank you for your interest in our funds.

Sincerely,

Samuel A. Lieber President

Disclosures and Definitions

Disclosure

Mutual fund investing involves risk. Principal loss is possible. Please refer to the individual fund letters for risks specific to each fund.

The President’s Letter and those that follow represent the opinion of Alpine Funds management and are subject to change, are not guaranteed, and should not be considered investment advice. The information provided is not intended to be a forecast of future events. Views expressed may vary from those of the firm as a whole.

Past performance is not a guarantee of future results.

Please refer to the schedule of investments for each fund’s holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

Favorable tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws. Alpine may not be able to anticipate the level of dividends that companies will pay in any given timeframe.

Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

Diversification does not assure a profit or protect against loss in a declining market.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, distributor.

Definitions

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Build America Bonds are taxable municipal bonds that carry special tax credits and federal subsidies for either the bond issuer or the bondholder. Build America Bonds were created under Section 1531 of Title I of Division B of the American Recovery and Reinvestment Act that U.S. President Barack Obama signed into law on February 17, 2009.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Dividend Yield (Funds) represents the trailing 12-month dividend yield aggregating all income distributions per share over the past year, divided by the period ending fund share price. It does not reflect capital gains distributions.

Dividend Yield: The yield a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over a specific period of time and dividing by the stock’s price.

Earnings or Earnings Per Share Growth is a measure of a company’s net income over a specific period, generally one year, is a key indicator for measuring a company’s success, and the driving force behind stock price appreciation.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow (FCF) represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

Variable Rate Demand Note (VRDN): A debt instrument that represents borrowed funds that are payable on demand and accrue interest based on a prevailing money market rate, such as the prime rate. The interest rate applicable to the borrowed funds is specified from the outset of the debt, and is typically equal to the specified money market rate plus an extra margin.

EQUITY MANAGER REPORTS

Alpine Dynamic Dividend Fund

Alpine Accelerating Dividend Fund

Alpine Dynamic Financial Services Fund

Alpine Dynamic Innovators Fund

Alpine Dynamic Transformations Fund

Alpine Dynamic Balance Fund

Alpine Dynamic Dividend Fund

Comparative Annualized Returns as of 4/30/11 (Unaudited)

	6 Months (1)	1 Year	3 Years	5 Years	Since Inception (9/22/2003)

Alpine Dynamic Dividend Fund	21.75%	22.11%	-4.77%	-1.52%	6.44%

S&P 500 Index	16.36%	17.22%	1.73%	2.95%	5.77%

STOXX Europe 600 Index(2)	15.50%	26.35%	-2.11%	3.49%	10.90%

Lipper Global Multi-Cap Core Funds Average(3)	13.86%	18.25%	0.61%	2.10%	7.66%

Lipper Global Multi-Cap Core Funds Ranking(3)	N/A (4)	25/141	93/93	70/70	38/47

Gross Expense Ratio: 1.22%(5)

Net Expense Ratio: 1.22%(5)

(1) Not annualized.
(2) The since inception return represents the annualized return for the period beginning 9/30/2003.
(3) The since inception return represents the annualized return for the period beginning 9/25/2003.
(4) FINRA does not recognize rankings for less than one year.
(5) As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The STOXX Europe 600 Index is derived from the STOXX Europe Total Market Index (TMI) and is a subset of the STOXX Global 1800 Index. With a fixed number of 600 components, the STOXX Europe 600 Index represents large, mid and small capitalization companies across 18 countries of the European region: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Lipper Global Multi-Cap Core Funds Average is an average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index, the STOXX Europe 600 Index and the Lipper Global Multi-Cap Core Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Global Multi-Cap Core Funds Average reflects fees charged by the underlying funds. The performance for the Dynamic Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	ITC Holdings Corp.	2.9%
	2.	Tele2 AB–B Shares	2.8%
	3.	KKR & Co. Guernsey LP	2.4%
	4.	Atlas Copco AB–A Shares	2.3%
	5.	Marine Harvest ASA	2.2%
	6.	Seadrill, Ltd.	2.2%
	7.	Dollar Thrifty Automotive
		Group, Inc.	2.2%
	8.	Hyundai Motor Co.	2.1%
	9.	International Business
		Machines Corp.	2.0%
	10.	JM AB	1.9%

	*	As a percentage of net assets. Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Alpine Dynamic Dividend Fund

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

We are pleased to report that the Alpine Dynamic Dividend Fund (ADVDX) completed its fiscal first half 2011 with strong capital appreciation in addition to distributing a high level of dividend income. For the six months ended 4/30/11, ADVDX provided a total return of 21.75% including dividend reinvestment, which compares favorably to a 16.36% increase in the S&P 500 Index and a 15.50% increase in the Dow Jones Euro STOXX 600 Index in U.S. dollar terms.

ADVDX provided an attractive dividend yield for our investors in fiscal first half 2011 in a still challenging equity income environment. The Fund has distributed a monthly dividend payment of $0.042 per share or $0.504 per share annualized. In addition, ADVDX distributed a special year end dividend payment of $0.036 per share on 12/30/10. Since inception on September 22, 2003, ADVDX has paid a total of $9.757 per share in earned dividend income.

ADVDX offers investors an opportunity for attractive yields and growth opportunities in US and international markets

The Fund’s primary goal continues to seek high current dividend income that qualifies for the reduced U.S. Federal tax rates on dividends while also focusing on total return for long-term growth of capital. We have strived to achieve our goals despite a difficult dividend investment environment and tremendous market volatility over the past several years.

We believe ADVDX is well positioned to provide our investors exposure to attractive capital appreciation opportunities in the U.S. as well as many international and emerging markets which are experiencing strong economic growth in addition to an opportunity for attractive dividend yields. The U.S. is one of the lowest yielding countries in the group of G20 nations with a 1.80% dividend yield on 4/29/11, so we can get much better yields overseas, for example, in Australia with a

Alpine Dynamic Dividend Fund

3.98% current yield, Brazil at 3.38% and the UK at 3.12% on 4/29/11. Therefore, ADVDX has a significant portion of its assets invested overseas to help achieve our goal of high dividends and capital appreciation in comparison to the S&P 500 Index.

As of 4/30/11, the Fund had invested 46.1% of net assets in companies based in 14 different countries and 50.4% of its value in domestic U.S. companies, with 3.5% in cash and equivalents. At the end of the fiscal first half 2011, the Fund had 16.2% of the portfolio invested in emerging market countries including Brazil, China, India, South Korea, and Turkey. Following the United States, our current top five countries are Sweden, Brazil, Norway, the United Kingdom, and France.

We do not actively manage our country weightings – we pick our holdings on a stock-by-stock basis based on dividend potential and total return. We search for attractive value opportunities in the U.S., Europe, Latin America, and Asia. This bottoms-up approach had taken a large portion of our international holdings to the Euro region, as the dividend payout ratios remain higher than any other region. Given the continued uncertain outlook that still remains for the Euro region, we have strived to diversify our exposure in the region away from companies with Euro denominated currencies. On 4/30/11, approximately 28.0% of the Fund’s assets were invested in Europe, but only 3.6% in Euro denominated currencies, with the rest being in Norway, Sweden, and the UK. A portion of the gains of our equity positions in Europe, related to the appreciation of the Euro, were offset due to currency hedges entered into during the period.

We decided to hedge our currency exposure in Europe due to our concerns over the lingering sovereign debt crisis and we continue to diversify the portfolio globally with investments in Asia, South America, and Australia. These concerns did not materialize, and subsequent to the period ending 4/30/11, we have exited our position after the conclusion of our peak exposure during the dividend capture period. Our dividend capture strategy tends to be seasonally focused in Europe in the spring and that has begun to wind down and should be largely completed by June.

Our portfolio construction is illustrated by our top ten holdings

Throughout the fiscal first half 2011, we have continued to scan the globe searching for attractive dividend investment opportunities for our investors within these challenging global markets. The Fund combines three research-driven investment strategies – Dividend Capture, Value, and Growth – to maximize the amount of distributed dividend income that is qualified for reduced U.S. Federal income tax rates and to identify companies globally with the potential for dividend increases and capital appreciation. The following sections illustrate these investment strategies using our top ten holdings as examples. The top ten holdings in ADVDX constituted 23.0% of assets as of 4/30/11.

Our “Dividend Capture Strategy” seeks to enhance the dividend income generated by the Fund

We run a portion of our portfolio with a dividend capture strategy, where we invest in high dividend stocks or in special situations where large cash balances are being returned to shareholders as one-time special dividends. We seek to enhance the dividend return of this portfolio by electively rotating a portion of our high yielding holdings after the 61-day ownership period required to obtain the reduced 15% dividend tax rate. QDI tax benefits have recently been extended by Congress through December 31, 2012. As a result, we will continue to pursue the Fund’s primary objective of high current dividend income that qualifies for the reduced federal tax rates on dividend.

In fiscal first half 2011, ADVDX participated in a total of 13 special dividends as companies distributed some of their record excess cash levels or cash was returned to shareholders due to corporate restructurings. This compares to 21 special dividends in ADVDX in fiscal first half 2010. Three of our current top 10 holdings are companies that have either recently announced large special dividends payments or there is a potential for a return of cash associated with a corporate action and we believe there is additional upside value to be realized following the dividend payment. These include Tele2, Atlas Copco, and Dollar Thrifty Group.

We search the globe looking for special dividend opportunities as is illustrated by one of our largest holding in ADVDX on 4/30/11, Tele2 AB (TEL2B SS). Based in Sweden, Tele2 is one of Europe’s largest telecommunications providers offering services in 11 countries in Europe. With a strong record of delivering profitable growth, Tele2 declared a combined ordinary and special dividend payment of nearly 19% of its market cap to be paid in May 2011. Approximately 1/3 of the dividend related to a recent tax case victory and the remaining was aimed at distributing excess cash and re-leveraging the balance sheet, which is still below the companies target range. We began acquiring Tele2 in January 2011 in anticipation of the special dividend and the stock has provided a total return of 21.94% in fiscal first half 2011 for ADVDX.

Alpine Dynamic Dividend Fund

Another top 10 holding by weight and a top performing stock in the industrial sector was Atlas Copco AB (ATCOA SS). Based in Sweden, Atlas is a global industrial conglomerate that manufactures air compressors and generators, construction and mining equipment, and industrial power tools to various industries including mining, construction, manufacturing, auto, and utilities. The company has benefitted from strong growth in global industrial production in the 150 countries that it serves. In addition, a high percentage of revenues were derived from aftermarket business which offered strong cash flows and greater earnings resilience than many of its peers. The company paid a combined ordinary and special dividend payment of over 5% of its market cap to investors in April and May 2011 based on its excess cash from strong operating results. The holding provided ADVDX with a total return of 44.67% in the six months ended 4/30/11.

A top 10 holding and top performer for ADVDX in first half fiscal 2011 is Oklahoma-based Dollar Thrifty Automotive Group (DTG). DTG, with its Dollar and Thrifty Rent-A-Car brands, is the smallest of the four major rental car companies in the U.S., behind Avis Budget, Enterprise, and Hertz. Avis Budget began merger talks with Dollar Thrifty back in March 2008, with Hertz entering the bidding four months later. The two suitors have gone back and forth and by September 2010, both potential deals included a special dividend of $6.87, which implied a yield of about 13%. We began buying shares in DTG in December 2010 at a price of about $47. Hertz raised the stakes in May 2011, with a cash and stock offer worth about $72 per share. The stock rose to over $83 per share in early June on hopes that Avis would top the bid, and we started to take profits as we did not see significant additional upside. In mid June, Avis announced its plans to purchase Avis Europe Plc, effectively ending the bidding war for DTG and removing the prospect for a special dividend. Therefore we sold our remaining stake at around $73 per share. The stock provided a total return of 46.43% in the fiscal first half of 2011 for ADVDX.

Our “Value/Restructuring Strategy” looks for attractively valued or restructuring dividend payers

Our second major strategy is what we call “value with a catalyst or restructuring strategy”, where our research points to under-valued or mis-priced companies with, in our opinion, attractive dividend yields. We also look for turnaround situations or depressed earnings where we believe there is a catalyst for an earnings recovery or a restructuring or corporate action that is expected to add value. With many companies having responded to the global recession with significant corporate restructurings and are still trading at discounted valuations, it is not surprising to find several of our top 10 holdings in this strategy including KKR & Co., Marine Harvest, Seadrill, and Hyundai.

In the financial sector, we believe an attractive value holding and one of our top positions on 4/30/11 is KKR & Co. Based in New York, KKR is one of the world’s oldest and largest private equity investment firms with over $50 billion of assets under management. While 75% of KKR’s assets are in its core private equity funds, the firm is expanding its product offerings into asset management and capital markets, for example recently hiring the proprietary trading team from Goldman Sachs as the base for its equity long/short business. With the rebound in global equity markets and improved capital conditions, we believe private equity should be poised for recovery both in terms of new investments and exit strategies, and KKR has over $13 billion of capital to deploy. The stock offered a 4.68% dividend yield as of 4/29/11 and provided ADVDX with a total return of 53.46% in the six months ended 4/30/11.

A value holding in the consumer staples sector and top 10 holding in the portfolio on 4/30/11 was Marine Harvest ASA (MHG NO). Based in Norway, MHG is the largest salmon producer in the world, with major fish farmeries in Norway, Canada, Scotland and Chile. With 30% of the world’s production, MHG is benefitting from strong global salmon sales in addition to the recent boost in pricing following the Japan earthquake disaster as a large amount of Japan’s fishery infrastructure was severely damaged. However, pricing has begun to decline as more production in Chile is coming on line and we have started to take profits in the name. Management targets a return of about 75% of annual free cash flow to shareholders and distributed a 12% dividend in May 2011. MHG provided a 30.29% total return for ADVDX in fiscal first half 2011.

Our largest holding in the energy sector and a top 10 position by weight was Seadrill, which provided ADVDX with a total return of 22.91% for the six months ended 4/30/11. Seadrill Ltd. (SDRL NO), based in Bermuda, is Europe’s largest offshore driller. Its aggressive newbuild program and acquisition strategy has given it one of the world’s youngest fleets. Seadrill is a leader in the high-growth and technologically advanced deepwater and ultra-deepwater rig markets which are experiencing strong demand in regions like Brazil, West Africa, and the Gulf of Mexico as oil is getting harder to find and exploration is moving further out to sea. The company continues to provide what we feel is a very attractive

Alpine Dynamic Dividend Fund

value with a current annual dividend yield of 8.8%.

Lastly, a value holding in the consumer discretionary sector and top 10 holding in the portfolio on 4/30/11 was Hyundai Motor Company (005380 KS). Based in Seoul, Hyundai is the largest auto maker in Korea. It also owns 38% of KIA Motors, which combined have over 80% of the domestic Korean market and is the world’s fifth-largest auto manufacturer. Hyundai has reaped the benefits of its global expansion strategy started in 2002 and quality improvements have helped it gain overall share, particularly from Toyota, in its key China, India and U.S. markets. In addition, the company saw a boost in demand following the Japan earthquake disaster as the large auto producers like Honda and Toyota were severely impacted. Hyundai continues to trade at a discounted valuation relative to its peers and provided ADVDX with a total return of 51.08% in the six months ended 4/30/11.

Our “Growth and Income Strategy” targets capital appreciation in addition to yield

Our third investment strategy identifies core growth and income stocks that may have slightly lower but still attractive current dividend yields plus an outlook for strong and/or predictable earnings streams that should support additional future dividend increases. Several of our top ten holdings are industry leaders with strong growth in their categories and the potential for attractive and rising dividend payouts. These include ITC Holdings, IBM, and JM.

ADVDX’s largest holding by weight on 4/30/11 in the utility sector was ITC Holdings (ITC), based in Michigan. It is the largest U.S. independent electric transmission company with 15,000 miles of transmission lines that span five Midwestern states. As the only pure-play transmission company in the U.S., we believe that ITC is well positioned to participate in the upgrade of the nation’s electric grid, a key priority for the Obama administration. ITC raised its dividend by 5% in 2010 and we expect another 5% raise in 2011 as the company currently generates a 1.87% dividend yield as of 4/29/11. It is forecasted to possibly deliver 20% compound annual earnings per share growth in the next several years thanks to favorable regulatory treatment of electric transmission and its ambitious capital spending plan. ITC provided a 14.48% total return for the Fund in fiscal first half 2011.

We have found attractive growth and income opportunities in the technology sector in first half fiscal 2011 with one of the Fund’s top 10 holdings by weight being the bellwether International Business Machines

(IBM). Based in Armonk, NY, IBM is one of the world’s largest providers of enterprise solutions, offering a broad range of IT hardware, business and IT services, and software solutions. We believe IBM can be a steady double-digit earnings grower as it enhances its services and software offerings to add more revenue opportunities. In addition, it has benefitted from its emerging markets growth, large cost cutting efforts, and share repurchases. IBM raised its dividend by 15% in April 2011 and as of 4/29/11 offers a 1.52% dividend yield. IBM provided a 20.14% total return for ADVDX in fiscal first half 2011.

One of our best performing holdings in the top 10 largest positions on 4/30/11 was the Swedish homebuilder JM AB (JM SS). Based in Stockholm, JM manages and constructs residential and commercial buildings primarily in Sweden but also owns properties in Norway, Belgium, and Portugal. The company has benefitted from strong employment growth in Sweden, low interest rates, and solid population growth and its production starts are scheduled to increase in 2011 and 2012. The company is expected to grow earnings substantially over the next two years with housing starts and margins rebounding following the decline in construction which occurred in 2007 through 2009. JM raised its annual dividend by 80% in February 2011 and as of 4/29/11 offered a 2.61% dividend yield. JM provided a 35.86% total return for ADVDX in fiscal first half 2011.

Outlook for second half 2011: We remain cautiously optimistic but risks remain

We believe that a global economic recovery is still solidly in place heading into the second half of 2011 following the Great Recession of 2008/09 and the economic rebound and fiscal and monetary stimulus experienced in 2010. The U.S. is beginning to produce employment growth on the back of strong corporate profit growth and Europe is attempting to resolve its sovereign debt issues in the peripheral countries while the core countries of France, Germany, and the Scandinavians are experiencing strong economic growth. In addition, corporate balance sheet quality is very high and companies are sitting on large amounts of cash which should support capital growth initiatives, mergers and acquisitions, and the return of cash to shareholders via share buybacks and dividend increases.

We remain particularly optimistic about tapping opportunities to invest in growth in emerging markets like Brazil and China where strong employment and wage growth is helping to propel millions of people each year from a subsistence existence to an emerging consumer of everything from durable goods to

Alpine Dynamic Dividend Fund

discretionary items to healthcare. Brazil is also benefiting from large infrastructure spending in its energy sector in addition to stimulus provided by hosting the soccer World Cup games in 2014 and the summer Olympics in 2016.

However, risks and volatility remain across the globe with lingering under-employment, fiscal deficits, and austerity measures in many of the developed markets and with rising commodity and wage inflation in many of the emerging markets. These risks could combine to stifle the fragile global economic recovery in place. In addition, the S&P 500 Index has more than doubled from its March 2009 low through the recent highs achieved in May 2011 and many companies are approaching peak margins which may slow down the pace of earnings growth. So we may be entering a period of consolidation or more muted increases particularly through the low volume summer months, but we continue to see opportunities for our investors.

Over the long term, we remain optimistic that dividend stocks will attract increasing amounts of capital as investors around the world search for income. With many companies sitting on record amounts of cash, we are hopeful that dividend increases will continue to occur in 2011 and beyond. In addition, as global demographics point to an aging population in the industrialized world, these millions of savers are facing zero to low interest rates for quarters or potentially years to come. For example, the U.S. in the 1930’s and Japan in the past 20 years have shown that when interest rates go close to zero they can stay there for extended periods of time until structural economic issues are resolved. We see dividend income as an attractive investment opportunity for this increasingly large population of retirees, particularly if interest rates rise and bond valuations suffer.

In summary, we see both opportunities and risks for the remainder of 2011. Our approach during these uncertain times is to remain broadly diversified within the dividend-paying universe while actively scanning the globe for undervalued opportunities and high quality cash flow generators. We believe that we should be able to continue to distribute attractive dividend payouts by capitalizing on our research driven approach to identifying value opportunities as well as through our active management of the portfolio.

Thank you for your support of the Alpine Dynamic Dividend Fund and we look forward to more prosperous years in 2011 and beyond.

Sincerely,

Jill K. Evans and Kevin Shacknofsky
Co-Portfolio Managers

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperforms the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Emerging Market Securities Risk – The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Currency fluctuations could erase investment gains or add to investment losses. Additionally, foreign securities also involve possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Alpine Dynamic Dividend Fund

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Qualified Dividend Tax Risk – Favorable U.S. Federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Undervalued Stock Risk – Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time. Although the Fund will not concentrate its investments in any one industry or industry groups, it may weigh its investments towards certain industries, thus increasing its exposure to factors adversely affecting issues within these industries.

Leverage Risk – Leverage creates the likelihood of greater volatility of net asset value; the possibility either that share income will fall if the interest rate on any borrowings rises, or that share income and distributions will fluctuate because the interest rate on any borrowings varies; and if the Fund leverages through borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements. The Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Please refer to page 5 for other important disclosures and definitions.

Alpine Accelerating Dividend Fund

Comparative Annualized Returns as of 4/30/11 (Unaudited)

	6 Months (1)	1 Year	Since Inception (11/5/2008)

Alpine Accelerating Dividend Fund	16.40%	20.08%	19.31%

S&P 500 Index	16.36%	17.22%	15.61%

Dow Jones Industrial Average	16.71%	19.49%	15.56%

Lipper Equity Income Funds Average(2)	15.57%	18.29%	19.56%

Lipper Equity Income Funds Ranking(2)	N/A (3)	67/269	128/250

Gross Expense Ratio: 2.71%(4)

Net Expense Ratio: 1.36%(4)

(1) Not annualized.
(2) The since inception data represents the period beginning 11/6/2008.
(3) FINRA does not recognize rankings for less than one year.
(4) As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Dow Jones Industrial Average is a price weighted average of 30 actively traded shares of large cap U.S. industrial corporations. The Lipper Equity Income Funds Average is an average of Funds that seek relatively high current income and income growth through investing 60% or more of their respective portfolios in equities. The S&P 500 Index, the Dow Jones Industrial Average, and the Lipper Equity Income Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Equity Income Funds Average reflects fees charged by the underlying funds. The performance for the Accelerating Dividend Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	El Paso Pipeline Partners LP	2.45%
	2.	Chevron Corp.	2.45%
	3.	PepsiCo, Inc.	2.28%
	4.	International Business
		Machines Corp.	2.26%
	5.	Air Products & Chemicals, Inc.	2.22%
	6.	Schlumberger, Ltd.	2.17%
	7.	Comcast Corp. - Class A	2.09%
	8.	Seadrill, Ltd.	2.05%
	9.	Vale SA - ADR	2.05%
	10.	United Technologies Corp.	1.93%

	*

Portfolio holdings and sector distributions are as of 04/30/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Accelerating Dividend Fund

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

For the six months ended April 30, 2011, the Alpine Accelerating Dividend Fund generated a total return of 16.40%. This compares with a total return of 16.36% for the Standard & Poor’s 500 and 16.71% for the Dow Jones Industrial Average for the same period. Since inception on November 5, 2008, the Alpine Accelerating Dividend Fund has generated an annualized total return of 19.31%. This compares with an annualized return of 15.61% for the Standard & Poor’s 500 and 15.56% for the Dow Jones Industrial Average. During the last six months, the Fund steadily increased its monthly payout from $0.0371 to $0.0379 a share.

The Accelerating Dividend Fund seeks to invest in dividend-paying companies which have the potential to increase or accelerate their dividends in the future, based on our analysis of their growth prospects and cash flow generating capabilities. The Fund aims to achieve a sustainable and rising stream of dividend income as well as long-term capital appreciation. We believe that companies with strong franchises characterized by defensible margins and a solid balance sheet are best positioned to increase, and even accelerate, their dividends over time. Among the Fund’s current holdings that have met our criteria and accelerated their dividends over the past six months, ending April 30, 2010, include: United Technologies, Cisco, Anheuser-Busch Inbev, Chevron, Schlumberger, JP Morgan Chase & Co. and more recently CBS Corporation. These companies represent a broad cross-section of industries including technology, beverage, financials, media, energy, and industrials. While the Fund concentrates its investment in the US, we believe there is great potential for accelerating dividend ideas in the developing world as well. Our holding of China State Construction International, an E&C company with projects in Hong Kong and mainland China is one such example. At the end of the fiscal year, our emerging markets holdings totaled nearly 8% of the portfolio.

PORTFOLIO ANALYSIS

The top five contributors to the Fund’s performance over the past six months based on contribution to total return were Schlumberger (+29.07%), Chevron (+34.63%), KKR & Co (+54.17%), Danvers Bancorp (+40.78%), and Tegma Gestao Logistica (+42.67%).

•	As leaders in the oil services and integrated oil industries, respectively, Schlumberger and Chevron benefited from the nearly 40% rise in crude oil prices during the past six months. Also, both

Alpine Accelerating Dividend Fund

companies declared accelerating dividends in April 2011 much to our delight. We continue to be comfortable with these holdings given our view that we are still in the early stages of a long-term cycle in energy.

•

KKR & Co.’s strong return was due to a combination of factors, in our opinion. Most importantly, the Federal Reserves’ decision to undertake QE2 (i.e., a second round of quantitative easing) created a strong environment for risk assets. KKR, as a preeminent private equity manager, is a key beneficiary of such an environment. Not only did investor enthusiasm for the shares of KKR increase during the past six months, but KKR’s book value and potential for private equity realizations grew strongly during this period as well.

•

We purchased shares of Danvers Bancorp in November 2010. We thought the shares offered a compelling valuation in a bank with an attractive New England franchise, a well-capitalized balance sheet, strong credit quality, and the potential for increasing dividends. People’s United Financial, the largest independent bank in New England must have agreed with our view, as they announced the acquisition of Danvers in January 2011 for a 30% premium.

•

Tegma, a leading Brazilian logistics company is benefiting from rising auto sales in Brazil as the emerging middle class continues to grow. While we still like the outlook for the company and its potential to increase its dividend payout over time, we did take some profits given the strong performance of the stock.

Cisco Systems (-23.56%), Carnival Corp. (-17.18%), Deutsche Telecom (-11.24%), Hypermarcas (-22.58%) and Archer Daniels Midland Co. (-4.41%) had the largest adverse impact on the performance of the Fund over the first six months of the fiscal year.

•

Cisco was added to the portfolio in anticipation of declaring its first ever dividend and with the belief that fundamentals would stabilize. While the dividend event did take place in March, the company’s fundamentals continued to deteriorate and the shares underperformed the market. We are monitoring the Cisco’s fundamentals for signs of a potential recovery.

•

Carnival Corp. was added to the portfolio in early 2011 after it announced a solid quarter and a dividend acceleration (annual dividend was increased from $0.40 to $1.00). Unfortunately, the shares underperformed as crude oil prices rose and management was forced to reduce their outlook. We continue to believe in Carnival’s long-term story and have already seen the shares recover somewhat as crude oil prices eased in early May.

• We decided to exit our Deutsche Telecom position during the period as we felt that the company’s underperformance was set to continue as competition increased in many of its markets.

•

Hypermarcas, a Brazilian consumer products company, has been a disappointing stock since its addition to the portfolio. Aside from a market pullback, the share’s underperformance was magnified by a large acquisition, which will weigh on near term results but should be beneficial in the long term. We continue to like the investment case longer term as we believe that the company is well positioned to benefit from the growing Brazilian middle class. Management has also said that its acquisition pace will slow, which given the company’s ability to generate cash should allow Hypermarcas to increase or accelerate its dividend payout in the not too distant future.

•

Archer Daniels Midland is also no longer in the portfolio. Concerned about the company’s ability to meet earnings targets, we sold a portion of our position prior to the company reporting September period results. After our concerns were validated with the results, we exited the remainder of our position at the beginning of the calendar year.

PORTFOLIO ADJUSTMENTS

We made several changes to the portfolio over the past six months.

•

We added to our consumer exposure through the first half of the fiscal year. Among the additions, we bought footwear and apparel-manufacturer Nike, beverage company Anheuser-Busch Inbev, media play CBS Corp., satellite operator SES, and agri-business operator Viterra. Nike recently accelerated its quarterly dividend payout by 15%. Nike has benefitted from a strong global footwear cycle and has experienced a re-acceleration in growth in China. Near term pressures on margins due to rising input costs have hurt the shares but we continue to like the stock for its long term potential. A-B Inbev is nearing the end of its aggressive plan to reduce the leverage that came with the purchase of Anheuser Busch. Given ABI’s ability to generate large amounts of free cash flow, by the end of this calendar year, we expect the company to at least increase if not accelerate its dividend payout. We added CBS to the portfolio as we believed that the improving advertising market would enable CBS to re-accelerate its dividend payout. This came to fruition when the company reported its first quarter results and the company announced that it would double its quarterly dividend payout. We believe that there is room for additional dividend increases in the future. SES is a European satellite operator. The company is ending a large capital expenditure

Alpine Accelerating Dividend Fund

cycle and is well positioned to increase or accelerate its dividend payout in the coming years. As one of the largest grain handlers in Canada and Australia, we believe Viterra is well positioned to capitalize on the growing demand for grain across the globe. Viterra initiated a dividend in December 2010, and we believe the company has ample room to grow its dividend in the future.

•

In the technology space, we added to our positions of Brazilian software provider Totvs and U.S. networking equipment maker Cisco. We also added two new names, Avago Technologies and Visa Inc. Totvs is the largest small and medium business software provider in Brazil. Business software penetration is relatively low in Brazil and Totvs has a commanding market share. Our Cisco holding was in anticipation of the introduction of a dividend payment in early 2011, which finally occurred in March. Avago manufactures semiconductor chips mainly for the telecommunication market. Management initiated its first quarterly dividend in December 2010 and increased the payout by 14% in the March interim. We believe that the company will continue to grow the payout over time. And we find the stock’s exposure to fast growing markets, such as smart phones, attractive. Visa is one of the largest global retail electronic payments networks. We found the valuation of the shares attractive after the share price declined in relation to the proposed government regulation cutting the fees its customers can charge. We believe that the ultimate program put in place will be less onerous than the original amendment. Plus, Visa raised its dividend by 20% in mid-2010 and we think that there is room for further increases in the future.

•

We made several important changes to our financial holdings during the past six months. We sold our holdings of Sterling Bancorp and Brookline Bancorp given our view that the shares were fairly valued. We also reduced our holdings of Bank of America and JPMorgan Chase given the numerous headwinds facing money center banks. Finally, the inflationary environment in Brazil led us to exit our position in Banco do Brasil as we worried that government actions to cool the growth of credit in Brazil would pose a challenge for the banks. In its place, we purchased shares of Grupo Financiero Banorte, a leading Mexican bank that is currently enjoying a more favorable macro environment in which to operate. We found several attractive small cap banks to replace those that we sold during the past six months including Danvers Bancorp, First Commonwealth Financial, Home Federal Bancorp, and Union First Market. As previously noted, Danvers was subsequently acquired at a substantial premium to our purchase price. Other new holdings include BlackRock, Chatham Lodging Trust, and Lazard.

BlackRock is a leading asset manager with strong positions in equity, fixed income, and ETFs. We also like its global footprint and strong management. BlackRock recently accelerated its dividend and is committed to additional shareholder friendly actions, in our view. Chatham is a small-cap REIT that is attempting to grow via smart acquisitions in the extended stay hotel space. We opportunistically purchased shares after the stock sold-off on news of a secondary offering. We believe the offering provided an attractive entry point for the Fund. Finally, we recently added shares of Lazard to the Fund after the company accelerated its dividend in April. Lazard has been on our radar and the dividend increase was the catalyst we needed to buy the stock. We like the unique exposure we get with Lazard with a roughly equal split of earnings from M&A advisory and asset management.

•

In the utilities sector, the Fund made a few minor changes to our holdings. In the US, we added new positions in Wisconsin Energy and Northwestern. Both utilities recently accelerated their dividends, and we think both companies are well positioned to grow their regulated activities at mid single digit rates over the next several years. In the wake of the devastating earthquake and tsunami in Japan, we quickly added to our holding of EVN, a European utility we first purchased in October 2010. EVN owns hydropower generation as well as a meaningful stake in larger hydro generator Verbund. Given the unfortunate new realities associated with nuclear power, we believe hydropower generators are the best way to play Western European utilities and EVN remains fundamentally undervalued in our view. We also began a small position in Tauron, Poland’s second largest utility company. We are attracted to the fundamentals of Poland’s power market given solid demand growth and a tight supply situation. Importantly, Tauron appears to be attractively valued and has declared its first dividend since its 2010 IPO.

OUTLOOK

As we move through 2011 and look towards 2012, we remain cautious in our investment stance. We are cognizant that the market has rallied over 100% from its March 2009 lows and that the easy returns have likely been made. The geopolitical environment remains unsettled and there is a great deal of uncertainty as to the strength and durability of the economic recovery underway in the US and parts of Europe. In the emerging markets, it is unclear if uncomfortably high consumer price inflation will derail the strong growth that many countries are enjoying. Given all of this, we think that dividend income may become a key signpost for investors to gauge the true financial strength of companies. In a world currently offering paltry yields on safer investments, companies with track records of

Alpine Accelerating Dividend Fund

increasing dividends could be the winners in the equity market, in our view. As a result, we our sticking to our knitting – we believe a strategy to identify stocks with rising dividends as well as those with the potential to not only increase the dividend, but to do so at an accelerating pace, is well positioned to succeed in the uncertain market environment in which we currently find ourselves and outperform over time. Likewise, we think the Fund offers investors an attractive yield with the potential for increasing payouts over time.

We thank our shareholders for their support and look forward to continued success over the next year.

Sincerely,

Stephen A. Lieber
Bryan Keane
Andrew Kohl
Co-Portfolio Managers

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Dividend Strategy Risk – The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out favor with investors and underperforms the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks.

Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Emerging Market Securities Risk – The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Currency fluctuations could erase investment gains or add to investment losses. Additionally, foreign securities also involve possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Investment Company Risk – To the extent that the Fund invests in other investment companies, there will be some duplication of expenses because the Fund would bear its pro rata portion of such funds’ management fees and operational expenses.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Undervalued Stock Risk – Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time. Although the Fund will not concentrate its investments in any one industry or industry groups, it may weigh its investments towards certain industries, thus increasing its exposure to factors adversely affecting issues within these industries.

Please refer to page 5 for other important disclosures and definitions.

Alpine Dynamic Financial Services Fund

Comparative Annualized Returns as of 4/30/11 (Unaudited)
	6 Months (1)	1 Year	3 Years	5 Years	Since Inception (11/01/2005)

Alpine Dynamic Financial Services Fund	22.57%	3.35%	3.59%	4.88%	7.10%

NASDAQ 100 Financial Index	14.76%	2.15%	-3.19%	-3.47%	-1.72%

PHLX/KBW Bank Index	13.97%	-6.53%	-12.73%	-12.12%	-8.74%

S&P 500 Index	16.36%	17.22%	1.73%	2.95%	4.48%

Lipper Financial Services Funds Average(2)	13.74%	0.37%	-7.26%	-7.85%	-5.42%

Lipper Financial Services Funds Ranking(2)	N/A (3)	37/91	6/81	3/69	1/66

Gross Expense Ratio: 1.87%(4)

Net Expense Ratio: 1.45%(4)

(1) Not annualized.
(2) The since inception data represents the period beginning 11/03/2005.
(3) FINRA does not recognize rankings for less than one year.
(4) As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The NASDAQ 100 Financial Index is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depository Receipts (ADRs), traded on the NASDAQ National Market System (NASDAQ/NMS) and Small Cap Market. The PHLX/KBW Bank Index is a modified cap-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Financial Services Funds Average is an average of funds whose primary objective is to invest primarily in equity securities of companies engaged in providing financial services. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The NASDAQ 100 Financial Index, the PHLX/KBW Bank Index, the S&P 500 Index and the Lipper Financial Services Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Financial Services Fund Average reflects fees charged by the underlying funds. The performance for the Dynamic Financial Services Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

The Fund’s past performance benefitted significantly from initial public offerings (“IPOs”) of certain issuers, and there is no assurance that the Fund can replicate this performance in the future. To the extent that the Fund’s historical performance resulted from gains derived from participation in Secondary offerings, there is no guarantee that these results can be replicated or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	IntercontinentalExchange, Inc.	5.26%
	2.	Alliance Bancorp, Inc. of Pennsylvania	4.66%
	3.	Provident Financial Holdings, Inc.	4.11%
	4.	Synovus Financial Corp.	3.85%
	5.	Blackstone Group LP	3.83%
	6.	1st United Bancorp, Inc.	3.19%
	7.	First California Financial Group, Inc.	3.12%
	8.	Sanders Morris Harris Group, Inc.	3.06%
	9.	Citizens First Corp.	2.83%
	10.	Southern National Bancorp of Virginia, Inc.	2.78%

	*

Portfolio holdings and sector distributions are as of 04/30/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Dynamic Financial Services Fund

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

Alpine Dynamic Financial Services Fund generated a 22.57% total return for the six months ended April 30, 2011. This compares favorably to the Fund’s benchmarks which showed total returns of 14.76% for the NASDAQ 100 Financial Index and the PHLX/KBW Bank Index of 13.97% during the same period.

INDUSTRY TRENDS

Financial stocks performed well in the first two months of the fiscal year helped by strengthening economic conditions, an accommodating Federal Reserve, and improving asset quality trends reported by the major banks. Since then, financial stocks have been in a trading range. Investor concerns about the geopolitical instability in the Middle East, the lingering effects of the Japanese earthquake, sovereign debt issues, surging oil prices, and inflationary pressure among the emerging markets have counter balanced the economic recovery.

Although there have been many events affecting investor sentiment during the past six months, market stabilization has returned. More normal market conditions have aided the financial industry. Investment banking firms have benefited from an increase in global merger activity and equity underwriting. The asset management industry has reported an increase in the flow of funds into domestic equities for the first time in quite some time. Banks have been able to make progress in selling their problem assets as they saw some investor interest in riskier investments.

Industry conditions are much better today than they were two years ago when the bank indexes hit nadir. Two years ago it was hard for investors to know which banks would survive. The economy was still unstable, asset valuations continued to fall, capital markets were tight, and banks needed to raise capital to survive. We believe the rally in financial stocks off the bottom reflect investors’ view that the survivability question has been addressed for most banks. We also believe that the recent underperformance of financial stocks reflects the new investor issue which is the lack of revenue growth for the industry. The banking industry is economically sensitive. A bank’s growth in revenue,

Alpine Dynamic Financial Services Fund

loans and deposits is influenced by the economic conditions of the markets they serve. Although the economy is showing signs of improving, the pace of growth is still not vibrant enough to generate good earning asset growth for banks. We feel that the next rally in bank stocks could happen when growth returns to the industry. This could happen in two ways. First is organically, which would require the economic recovery to accelerate. The second is externally, which would happen through industry consolidation.

INDUSTRY CONSOLIDATION

FDIC-assisted failed bank transactions were a main contributor to the industry’s consolidation for the past two years. There were 140 bank failures in calendar 2009, followed by 154 in calendar 2010. In 2011, there were 39 banks closed through the end of April. Although we expect the level of bank failures to remain elevated through the remainder of the year, the asset size of these banks are becoming smaller. We believe this will cause the larger banks with merger aspirations to turn their attention to healthy bank acquisitions. The industry witnessed an increase in the number of these healthy bank mergers in the September quarter of 2010. We believe the industry is in the early stage of a multi-year consolidation on the order of the massive merger wave experienced during the 1990’s.

We look to take advantage of industry consolidation by purchasing companies with attractive franchises which may be acquired or in companies that are creating shareholder value through acquisitions. During the first six months of fiscal 2011, Alpine Dynamic Financial Services Fund had four companies in its portfolio which agreed to merge. These included the acquisition of Sterling Bancshares in Houston, Texas by the Comerica, a large regional bank headquartered in Dallas, Texas. Another community bank being acquired is State Bancorp of Jericho, New York. The acquirer is Valley National Bancorp, a large New Jersey based bank. In the brokerage sector, TradeStation Group of Plantation, Florida is being acquired by Monex Group out of Tokyo, Japan. Among the exchange companies, New York based NYSE Euronext signed a merger agreement with Frankfurt based Deutsche Boerse AG.

We also owned companies which were on the other side of the negotiating table, trying to improve their franchise value through acquisitions. 1st United Bancorp of Boca Raton, Florida added to their deposit base through an FDIC-assisted failed bank transaction. In California, First California Financial Group was the successful bidder on two FDIC-assisted transactions and Pacific Premier Bancorp was successful with one transaction. In the brokerage sector, Cowen Group agreed to acquire LaBranche & Co. Both companies are based in New York City.

TOP TEN HOLDINGS BY WEIGHT

The largest position in the Fund is the Atlanta based futures exchange, IntercontinentalExchange (“ICE”). We like the Company’s prospects based on their large exposure to the energy commodities sector. The volatility in the oil markets have contributed to increased trading volumes. In addition to their energy products, the Company also offers futures on agricultural commodities (sugar, coffee, and cotton), equity index (Russell Index) and a new area, credit default swaps. We believe IntercontinentalExchange could be a beneficiary of any further opening up of the global capital markets. During the period, ICE returned 4.77%.

The second largest holding in the Fund is Alliance Bancorp of Pennsylvania, which returned 23.70%. We added to our position in the Philadelphia area based thrift during their secondary offering. This is a small cap company that isn’t followed by Wall Street research. Historically, we have found better value in the under-followed companies. This is especially true in current market conditions where investors are discounting stocks for their lack of liquidity. We find Alliance Bancorp attractively priced, trading below book value.

The third largest investment is another small cap thrift. Provident Financial Holdings is located in Riverside California. The Company has benefitted from the fact that most of their local competitors have either failed or are struggling. This is allowing them to increase their market share. We believe the stock is also attractively priced below book value. The issue returned 20.06% in the semi annual period.

The Fund’s fourth largest position is Synovus Financial Corp. They are a southeast regional bank headquartered in Columbus, Georgia. The Company was negatively impacted by the decline in the housing market. Synovus had to raise capital a couple of times in order to aggressively address their problem loans. We believe the Company is making good strides in resolving their problems. We also believe any improvement in their local housing market could be a positive catalyst for future stock performance. Reflecting the improved price in the period, the security returned 16.69%.

In fifth place is Blackstone Group LP., which returned 44.15%. They are an alternative asset manager based in New York City. They offer a full range of products, such as, private equity funds, real estate funds, hedge funds, and closed-end mutual funds. We believe the Company is

Alpine Dynamic Financial Services Fund

well positioned to profit from the eventual return of investors to the equity markets. Recent industry data is beginning to show a flow of funds into the equity funds.

The sixth largest holding is 1st United Bancorp of Boca Raton, Florida which returned 15.78%. We believe the Company will be the beneficiary of the demise of many banks in south Florida. As banks have failed around them, 1st United Bancorp has been growing both organically and through acquisitions. Some of these purchases have been FDIC-assisted transactions. After the dust settles, we believe 1st United Bancorp will be one of the larger independent bank franchises in their market.

The seventh largest investment in the Fund is First California Financial Group which returned 56.50%. The Bank, which is headquartered in Westlake Village, California, raised additional capital a year ago in order to be in a position to bid on failed bank transactions. During the last six months, the Company was successful in winning two transactions. Management’s plan is to develop a large regional bank in the southern California market. These two deals are a step in that direction. We would expect them to remain active in the industry’s consolidation.

The eight largest position is Sanders Morris Harris Group. The Houston based Company has refocused themselves from a brokerage, investment banking, and asset management firm into a wealth management company. We believe the simpler and clear business model will allow management to concentrate their energy and resources on building a more successful firm. The issue returned 51.07% in the period.

The ninth significant holding was Citizens First Corporation returning 11.75%. They are a small community bank in Bowling Green, Kentucky. As with our other small cap investments, we were attracted by the low valuation. This low valuation also attracted the attention of another Kentucky bank which made an unsolicited offer to buy the Company. The other bank had to rescind their offer as shareholders viewed the price as inadequate.

Rounding out the top ten investments is another small cap bank, Southern National Bancorp of Virginia, headquartered in McLean which returned -7.20% in the period. We were attracted to the Company due to their market area, the stock valuation, and the management team. Southern National is operated by a husband and wife team that had successfully built and sold another Virginia bank. We believe they know how to create shareholder value.

The Fund has participated in attractive Initial Public Offerings (“IPO’s”) both within and outside of the Financial sector. The quality of the deals have continued to improve and we have found more that we favored. The IPO’s contributed significantly to the Fund’s return for the semi annual period ending April 30, 2011. We cannot predict whether there will be more IPO’s that meet our investment standards but we will continue to search.

In addition, we have continued to find value in the secondary offerings in the Financial sector. As a result, the Fund has been an active participant in these offerings and they have contributed to the Fund’s return for the period. Similar to the IPO’s, we cannot predict whether these offerings will continue to exist, but provided the market offers what we believe to be attractively priced secondaries, the Fund will continue to participate in them.

We have continued to employ leverage in the execution of the funds’ strategy both to increase returns and to manage unexpected cash inflows and outflows. However, the use of leverage may magnify the gains or losses of the Fund’s investments.

Looking ahead, we see business conditions continuing to improve. We expect credit costs to diminish as problem loans are worked out, the capital markets getting back to normal along with the return of investor money, the completion of the industry’s recapitalization, cash dividends restored, and the resolution by the FDIC of troubled banks. We believe the primary headwind facing the industry is modest revenue growth as a result of a sluggish economic recovery. We feel this may lead to an acceleration of industry consolidation which in turn could draw investor interest into the sector. While the stocks have rallied off their lows, we still find attractively valued investments in forgotten companies and special situations. We appreciate the confidence you have shown us during this unusual economic and geopolitical period.

Sincerely,

Peter J. Kovalski
Portfolio Manager

Alpine Dynamic Financial Services Fund

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Financial Services Industry Concentration Risk – Since the Fund will be concentrated in the financial services industry, it will be less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. The financial services industry is highly correlated and particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, the rate of corporate and consumer debt defaults and price competition. Financial services companies may also be hurt when interest rates rise sharply, although not all companies are affected equally. Financial institutions are subject to extensive government regulation which may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge.

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Currency fluctuations could erase investment gains or add to investment losses. Additionally, foreign securities also involve possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Micro Capitalization Company Risk – Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

“Special Situation” Companies Risk. – “Special situations” include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale of spinoff of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

Undervalued Stock Risk – Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time. Although the Fund will not concentrate its investments in any one industry or industry groups, it may weigh its investments towards certain industries, thus increasing its exposure to factors adversely affecting issues within these industries

Leverage Risk – Leverage creates the likelihood of greater volatility of net asset value; the possibility either that share income will fall if the interest rate on any borrowings rises, or that share income and distributions will fluctuate because the interest rate on any borrowings varies; and if the Fund leverages through borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements. The Adviser in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Please refer to page 5 for other important disclosures and definitions.

Alpine Dynamic Innovators Fund

Comparative Annualized Returns as of 4/30/11 (Unaudited)
	6 Months (1)	1 Year	3 Years	Since Inception (7/11/2006)

Alpine Dynamic Innovators Fund	17.85%	17.39%	-0.98%	4.91%

Russell 2000 Total Return Growth Index	27.07%	30.29%	9.62%	7.66%

S&P 500 Index	16.36%	17.22%	1.73%	3.71%

Lipper Multi-Cap Growth Funds Average(2)	17.77%	21.94%	3.79%	6.66%

Lipper Multi-Cap Growth Funds Ranking(2)	N/A (3)	385/463	354/391	243/331

Gross Expense Ratio: 1.70%(4)

Net Expense Ratio: 1.44%(4)

(1)	Not annualized.
(2)	The since inception data represents the period beginning 7/13/2006.
(3)	FINRA does not recognize rankings for less than one year.
(4)	As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The Russell 2000 Total Return Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small-cap growth manager’s opportunity set. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment advisory fees. The Lipper Multi-Cap Growth Funds Average – Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Russell 2000 Total Return Growth Index, the S&P 500 Index and the Lipper Multi-Cap Growth Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Multi-Cap Growth Funds Average reflects fees charged by the underlying funds. The performance for the Dynamic Innovators Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

The Fund’s past performance benefitted significantly from initial public offerings (“IPOs”) of certain issuers, and there is no assurance that the Fund can replicate this performance in the future. To the extent that the Fund’s historical performance resulted from gains derived from participation in Secondary offerings, there is no guarantee that these results can be replicated or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Portfolio Distributions*(Unaudited)	Top 10 Holdings* (Unaudited)

1.	priceline.com, Inc.	13.19%
2.	ANSYS, Inc.	7.29%
3.	Westport Innovations, Inc.	6.68%
4.	FLIR Systems, Inc.	5.94%
5.	Itron, Inc.	5.69%
6.	Air Products & Chemicals, Inc.	5.37%
7.	Life Technologies Corp.	4.88%
8.	MEDNAX, Inc.	4.56%
9.	Flowserve Corp.	4.07%
10.	Intuitive Surgical, Inc.	3.93%

*

Portfolio holdings and sector distributions are as of 04/30/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Dynamic Innovators Fund

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

For the six months ended April 30, 2011, the Alpine Dynamic Innovators Fund provided a 17.85% total return compared with 16.36% total return for the Standard & Poor’s 500 Index.

The strategy of focusing the Fund’s investment on companies with innovative products and services produced sizeable growth returns in the Fund’s ten top performing holdings in the six months ended April 30, 2010. They were as follows:

Abiomed Inc.	+67.58%

RehabCare Group Inc.	+64.37%

Priceline.com Inc.	+45.17%

Aerovironment, Inc.	+43.82%

Quality Systems, Inc.	+40.86%

Westport Innovations Inc.	+38.42%

Bio-Rad Laboratories Inc.	+38.07%

Intuitive Surgical Inc.	+32.99%

HMS Holdings Corp.	+30.94%

Charles River Laboratories International, Inc.	+28.75%

It is interesting to note that the majority of these ten best performers in the portfolio were in the healthcare industry. Each company is characterized by innovative products or services. Strong underlying demand growth was seen for products such as the heart assist device manufactured by Abiomed, the robotic surgery systems manufactured by Intuitive Surgical, and the electronic patient information systems provided by Quality Systems Inc. In this group, there was even the benefit of an acquisition of an undervalued company, as the shares of RehabCare Group increased 66.7% in value after an acquisition bid by Kindred Healthcare which sought to expand its patient service business.

In addition, companies with products and exposure to alternate fuels for transportation also performed well in the first half of this year. Westport Innovations makes engines for buses and heavy duty trucks that run on natural gas, Aerovironment makes the charging stations for the battery powered Nissan Leaf.

Alpine Dynamic Innovators Fund

Turning to the weakest investment results, the bottom ten were:

Interactive Intelligence, Inc.	+3.94%

CME Group Inc.	+2.95%

ISE Ltd.	-0.92%

Alcon, Inc.	-3.47%

Hewlett Packard Co.	-3.65%

LSI Industries, Inc.	-9.79%

Itron Inc.	-10.43%

Scientific Learning Corp.	-10.92%

Google, Inc.	-11.24%

Power Secure International, Inc.	-16.58%

The surprising participant in this group was Google; while overall growth has benefitted from new products, its rate of earnings increase was below the level widely expected in the financial community, partially due to increased expenditures in new directions of innovation. This illustrates the central challenge to investing in innovation, namely analyzing and estimating the cycle of innovations. The optimum solution to the problem of cyclicality, we believe, is to maintain an extensive ongoing search for new innovational opportunities. We view this selection process and trend evaluation process as requiring high levels of industry and product analysis. It is for that reason we continue to expand the research group which supports our portfolio management activity.

We believe that opportunities for investment in innovative companies will be increasingly sought after in the period ahead. With the first phase of recovery for the economy having brought capital appreciation opportunity in undervalued and cyclical company shares, we believe a return to normalcy or slower rate of profits growth is likely to focus attention on companies capable of outperforming the economy as a whole. This applies to innovative enterprises. Markets have already begun to recognize the extraordinary opportunities in innovative businesses. This is evident from the clamor for newly issued securities in the internet related fields. Also evident is new interest in medical related innovative companies, and even mergers and acquisitions where mature leadership companies seek the benefits of acquiring smaller, innovative companies. In this environment, we shall continue to search for companies with powerful basic concepts of product or service, with well funded and diligently executed expansion aimed to generate major business growth. These are the characteristics of the top performers in the first half of this fiscal year, and we anticipate adding to our selection through our intensive research program.

We greatly appreciate investor support.

Sincerely,

Stephen A. Lieber
Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Currency fluctuations could erase investment gains or add to investment losses. Additionally, foreign securities also involve possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Micro Capitalization Company Risk – Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Alpine Dynamic Innovators Fund

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Innovative companies may lack profitability which in turn may result in the lack of innovative support.

Undervalued Stock Risk – Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time. Although the Fund will not concentrate its investments in any one industry or industry groups, it may weigh its. investments towards certain industries, thus increasing its exposure to factors adversely affecting issues within these industries.

Please refer to page 5 for other important disclosures and definitions.

Alpine Dynamic Transformations Fund

Comparative Annualized Returns as of 4/30/11 (Unaudited)
	6 Months (1)	1 Year	3 Years	Since Inception (12/31/2007)

Alpine Dynamic Transformations Fund	26.89%	28.52%	9.27%	8.61%

S&P 500 Index	16.36%	17.22%	1.73%	-0.21%

Lipper Mid-Cap Core Funds Average	21.06%	21.63%	5.42%	3.38%

Lipper Mid-Cap Core Funds Ranking	N/A (2)	16/366	39/315	14/311

Gross Expense Ratio: 2.18%(3)

Net Expense Ratio: 1.38%(3)

(1)	Not annualized.
(2)	FINRA does not recognize rankings for less than one year.
(3)	As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Mid-Cap Core Funds Average is an average of funds that invest at least 75% of their equity assets in companies with market capitalizations below Lipper’s USDE large cap floor. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index and the Lipper Mid-Cap Core Funds Average are unmanaged and do not reflect direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Mid-Cap Core Funds Average reflects fees charged by the underlying funds. The performance for the Dynamic Transformations Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

1.	priceline.com, Inc.	6.00%
2.	Walter Energy, Inc.	5.69%
3.	Tempur-Pedic International, Inc.	5.17%
4.	Intuitive Surgical, Inc.	4.80%
5.	Pall Corp.	4.01%
6.	Cummins, Inc.	3.96%
7.	FedEx Corp.	3.94%
8.	GameStop Corp.	3.52%
9.	ARM Holdings PLC-ADR	3.45%
10.	Westport Innovations, Inc.	3.14%

*

Portfolio holdings and sector distributions are as of 04/30/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Dynamic Transformations Fund

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

The Alpine Dynamic Transformation Fund achieved a 26.89% return for the six-month period ended April 30, 2011. This compares with the 16.36% return of the S& P 500 Index. Since inception of the Fund on December 31, 2007, the Fund has provided a 31.65% cumulative return1 as compared with a loss of -0.71% for the S&P 500 Index.

The six months from November, 2010 through April, 2011, provided a strong economic background for companies with effective transformational business strategies and programs. The results of the top ten performing holdings in this Fund demonstrated that the combination of business transformations and an improving economy can produce strong returns. The highest return in the portfolio was in the shares of Tempur-Pedic International, up 81.49% for the six-month period. The marketing of the company’s innovative, specialized mattresses with their promise of superior performance was supported by a renewal of affluent consumer spending. In addition, continuous product innovation and introduction through the downturn kept customers engaged and helped to expand distribution.

Each of the portfolio’s top ten performers displayed transformative qualities. The simplest was ReHabCare Group where a larger company with similar product and service offered to acquire it at a substantial premium recognizing that eliminating redundant overhead and expanding the operating base would be truly transformative. These shares produced a return of 64.37% for the same period. The top ten performing holdings for the six-months ended April 30, 2011 were:

Temper-Pedic	81.49%

ReHabCare Group	64.37%

Conexant Systems Inc.	58.94%

Walter Energy Inc.	57.51%

Priceline.com Inc.	45.17%

AeroVironment	43.82%

Tenneco Inc.	41.83%

Westport Innovations	39.62%

Cummins	38.17%

Pall Corp.	37.40%

[1]	The performance assumes the re-investment of dividends.

Alpine Dynamic Transformations Fund

Each represented examples of the increased growth potential of new products, new services, new business strategies or a new strategic partner. Priceline.com, Inc. continues to change the way travelers book their vacations and is opening new markets in Europe. Aerovironment, Inc. has both military and civilian applications: uses of information gathering small drone military airplanes and battery charging stations for the new Nissan Leaf car. Tenneco has reorganized and come back from the brink of bankruptcy a much healthier company with better margins and a better capital structure. Westport Innovations is at the forefront of new fuel source development with natural gas powered engines for municipal buses and heavy duty trucks. Cummins’ engine production is meeting new emissions standards to dramatically widen their customer base. In addition, Cummins has also moved into engines for the oil and gas industry. Pall Corp. had a precipitous management change that removed an overhang from the stock as some analysts and investors thought it could be in play.

Not all holdings provided immediate transformational opportunity. The following are the ten lowest performers in the portfolio:

Hewlett Packard	-2.22%

GameStop Corp.	-2.46%

BE Aerospace	-2.97%

Eaton Corp.	-4.46%

Wabash National	-6.27%

Teck Resources	-6.98%

Zagg Inc.	-7.41%

Google Inc.	-11.24%

Pulte Group	-14.39%

Hear USA	-69.81%

Transformational results seldom have a major impact in just the few months of part of the fiscal year. Significant developments take place over time. The largest gain in the Fund illustrates this. The shares of Walter Energy, Inc. were purchased on October 28, 2008 and provided a 351.58% return since purchase to April 30, 2011. In addition, they provided a spin-off of the shares of Walter Investment Management Corp. in 2009, which rose from $3.08 at original valuation to $17.82 or 478%. Their story is one of transformation through separation of diverse businesses and concentration on the one which became the major corporate focus, in this case metallurgical coal mining.

The range of opportunity in corporate transformations is wide and has been illustrated by other holdings. One is

PNC Financial Services Group Inc. which was bought during a peak period of the financial crisis at $22.42 per share and valued on April 30 at $62.34, a gain of 177.99%. PNC took advantage of its strong basic financial position to not only concentrate on survival in a competitive banking mode but also to acquire a very significant regional competitor whose capital had been depleted, National City Corp. Thus, the turnaround in banking began early for PNC. An illustration of corporate transformation, to which we referred to in our past reports was Starbucks, Inc., one of the first purchases of the Fund, bought on January 08, 2008 and providing a 92.63% gain to April 30, 2011 versus purchase. This company gained considerable prominence for its decision to cut back its number of stores, shift its product emphasis for more flavorful and convenient coffee products and thus reinvigorate a mature business.

Transformation can be achieved over a broad spectrum of businesses ranging in the portfolio from women’s undergarments represented by shares of Maidenform Brands Inc., to miniaturized computer chips represented by ARM Holdings PLC, and even to General Electric Co., in its process of many rehabilitative transformations. Since each of the Fund’s holdings represent a unique transformative business opportunity, it is clear that our effort requires intensive research across the business spectrum. We even find that other corporations have seen a transformational opportunity through acquiring one of our holdings. In this recent period, two such transactions were announced. Emergency Medical Services Corp. has received a bid from Clayton Dubilier & RiceCorp. which provided a 60.0% profit from our original purchase of these shares on January 05, 2009 to April 30, 2011. A more recent purchase was the shares of Lubrizol Corp. on September 30, 2010, with a bid from Berkshire Hathaway Corp. providing a 24.72% gain since acquisition. In some cases we take both a short term and long term point of view with regard to a corporate transformation. One example is the shares of Autoliv Inc., the world’s largest manufacturer of seatbelts and airbags and other safety equipment for automobiles. We felt that the first undervaluation had been overcome when we had 50% profit in the original purchase, so we reduced the position recognizing that the most significant growth that we expect from this point forward would be through the introduction of new products over a substantial period of time. This illustrates that we must not only look at the transformation itself, but also at the dynamics of the transformation.

After the recent recession corporate managements have increasingly disclosed their strategies to sustain growth through transformations. On the front cover of the 2010

Alpine Dynamic Transformations Fund

annual report of pharmaceutical giant, Merck, Inc., the word ‘transformation’ eclipsed the name Merck. The report centered on strategies to reduce the company’s dependence upon older established drugs and the introduction of new approaches to bring innovative products through research and to market. While transformation is a basic component of the high technology pharmaceutical industry, we also find such strategies in more mundane areas. For example, clothing manufacturer, Philips Van Heusen, began its annual report letter with “2010 was not only a very strong year for Philips Van Heusen Corporation but also one of significant transformation. The opportunity to successfully change a company comes along very infrequently and we have been fortunate to be given this chance not once, but twice.”

Management strategy change is not necessarily a proof of gains in profitability; however, it is the objective of most such company efforts. Our own studies of corporate profitability trends suggest that decline of profitability in the recent recession have forced many managements to rethink their strategies and then to look for reinvigoration and profits expansion through transformation.

We have endeavored in this report to adequately describe the recent strategy and tactics as we continue to build a rewarding investment portfolio.

Sincerely,

Stephen A. Lieber
Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Emerging Market Securities Risk – The risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include lack of liquidity and greater price volatility, greater risks of expropriation, less developed legal systems and less reliable custodial services and settlement practices.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Currency fluctuations could erase investment gains or add to investment losses. Additionally, foreign securities also involve possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Micro Capitalization Company Risk – Investments in micro-cap companies are associated with similar risks as investments in small and medium capitalization companies, but these risks may be even greater with respect to investments in micro-cap companies.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Small and Medium Capitalization Company Risk – Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

Transformation Risk – The Adviser seeks to invest in the securities of companies that the Adviser believes are entering or on the verge of entering a corporate transformation. No assurance can be made that these transformations will result in the vigorous growth anticipated by the Adviser or such growth may be significantly delayed.

Undervalued Stock Risk – Undervalued stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time. Although the funds will not concentrate its investments in any one industry or industry groups, it may weigh its investments towards certain industries, thus increasing its exposure to factors adversely affecting issues within these industries.

Please refer to page 5 for other important disclosures and definitions.

Alpine Dynamic Balance Fund

Comparative Annualized Returns as of 4/30/11 (Unaudited)

	6 Months (1)	1 Year	3 Years	5 Years	Since Inception (6/7/2001)

Alpine Dynamic Balance Fund	12.37%	11.48%	0.46%	0.12%	4.96%

S&P 500 Index	16.36%	17.22%	1.73%	2.95%	2.67%

Lipper Mixed-Asset Target Allocation Growth Funds Average	11.59%	14.93%	2.88%	3.64%	4.05%

Lipper Mixed-Asset Target Allocation Growth Funds Ranking	N/A (2)	515/558	454/505	415/417	53/216

Gross Expense Ratio: 1.27%(3)

Net Expense Ratio: 1.27%(3)

(1) Not annualized.
(2) FINRA does not recognize rankings for less than one year.
(3) As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Mixed-Asset Target Allocation Growth Funds Average is an average of Funds that, by portfolio practice, maintain a mix of between 60%–80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index and the Lipper Mixed-Asset Target Allocation Growth Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Mixed-Asset Target Allocation Growth Funds Average reflects fees charged by the underlying funds. The performance for the Dynamic Balance Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

To the extent that the Fund’s historical performance resulted from gains derived from participation in initial public offerings (“IPOs”) and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPO/Secondary allocations in the future.

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	U.S. Treasury Bonds, 6.000%, 02/15/2026	10.81%
	2.	U.S. Treasury Bonds, 5.250%, 11/15/2028	6.68%
	3.	CONSOL Energy, Inc.	4.66%
	4.	Simon Property Group, Inc.	3.98%
	5.	Autoliv, Inc.	3.57%
	6.	JPMorgan Chase & Co.	3.04%
	7.	U.S. Treasury Notes, 5.000%, 08/15/2011	2.96%
	8.	CBL & Associates Properties, Inc.	2.71%
	9.	Johnson & Johnson	2.59%
	10.	International Business Machines Corp.	2.49%

	*

Portfolio holdings and sector distributions are as of 04/30/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Dynamic Balance Fund

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Commentary

In the first half of the 2011 fiscal year, the period ending April 30th, the Alpine Dynamic Balance Fund provided a total return of 12.37%. This compares with the 11.59% for the Lipper Mixed Asset Target Allocation Growth Fund average. As a balanced fund, 26.7% of assets were allocated to fixed income (U.S. government obligations or cash equivalents), with the balance in common stocks or real estate investment trusts. Since inception of the Fund in June, 2001 it has provided a cumulative return1 of 61.48% as compared with a return of 49.32% for the Lipper Mixed Asset Target Allocation Growth Fund average and 29.75% for the Standard and Poor’s 500 Index.

Reflecting the nature of the economic recovery continuing through the six months, the strongest sectors of performance in the portfolio were, respectively, energy (+39.47%), industrials (+26.61%), and materials (+25.97%). The one negative area in the portfolio was fixed income, with a -4.22% total return, reflecting the decline of the U.S. Treasury bond market during this period.

Strong trends were reflected in the performance of many individual issues. The following were the top ten total return performances in the portfolio for the semi annual period ending April 30, 2011:

Bancorp Rhode Island	+54.40%

CBS Corp. (Class B)	+49.69%

Consol Energy Inc.	+47.80%

Preformed Line Products Co.	+42.51%

World Fuel Services Corp.	+40.51%

Hess Corp.	+36.74%

Lincoln Electric Holdings	+32.66%

Honeywell International	+31.54%

Lennar Corp. (Class A)	+31.42%

Lubrizol Corp.	+30.50%

[1] The performance assumes the re-investment of dividends.

Alpine Dynamic Balance Fund

It is significant that two of the top ten performers were companies with acquisition bids: Bancorp Rhode Island and Lubrizol Corp. Lubrizol has an acquisition offer from Berkshire Hathaway Corp. It was purchased as part of our strategy of seeking out companies with growth, good demand in their product lines, notwithstanding the cyclicality of the economy and inflationary trends in commodities. These are characteristics which we strongly seek at this stage of the economic recovery. We believe it is reflected in a majority of our holdings.

The ten lowest performing holdings were the following:

U.S. Treasury Bond 5.0%/ 8/15/11	-1.26%

DuPont Fabros Technology	-1.49%

Electro RentCorp.	-2.47%

SJW Corp.	-3.76%

American Electric Power Co., Inc.	-3.86%

U.S. Treasury Bond 5.25%/ 11/15/28	-4.53%

U.S. Treasury Bond 6.0%/ 02/15/26	-4.69%

Hewlett Packard Co.	-7.00%

Hovnanian Enterprises, Inc.	-9.83%

Southern Copper Corp.	-17.48%

The Fund is primarily managed with longer term growth and value strategies. However, shorter term opportunities in a market with changing expectations for industries and companies are also on our investment screens. We see this in purchases made in early 2009. A position in Webster Financial Corporation, noted above, was considerably increased in February, 2009 at $4.22 per share, compared with the $21.52 close on April 30th this year. Similarly, Simon Property Group presented an opportunity in the same period, with a purchase at $33.99 in March, 2009, compared to the current value of $114.54. Even General Electric provided such an opportunity in March, 2009 when its shares were purchased at $7.44, just over one-third of the April 30 market value ($21.45).

Many issues purchased in the period of late 2008 to early 2009 have provided major portfolio gains, but will now require careful reevaluation, as we see a move to a normalized economy. Profits have been realized on only a limited number of holdings, reflecting our analysis of both economic and internal corporate growth opportunities. Recent investments range from Anheuser Busch InBev SPA in beverages to Phillips Van Heusen and VFC Corp in clothing, from E. I. DuPont de Nemours in chemicals to Eastman Chemical in plastics, and from

Hasbro, Inc. for children’s toys to Aflac, Inc. for life insurance (the latter with a focus on Japan).

In the politically challenged healthcare field, we maintain positions where we are confident that management has product and capital resources to sustain growth. Illustratively, Johnson & Johnson, a holding in the Fund since 2002, provided lackluster results for most of the recent six months, but lately demonstrated its potential for reinvigoration with a major acquisition. Other holdings such as Becton Dickinson & Co., Inc., CVS-Caremark and Walgreen & Co. displayed strategies to retain growth potential even in the politically challenged healthcare environment.

Looking to the balance of the fiscal year and beyond, our strategy will continue to focus on high quality issues with long term growth potential and near term earnings gains. We intend to increase our focus on dividend income, aided by the fact that as the economy has recovered, some corporations are once again meaningfully increasing dividend payments. The Fund’s dividend yield growth has been somewhat inhibited by the fact that the price of many of the stocks held over a long time increased more proportionately than their dividends. Thus, the valuation of the portfolio has increased more than the dividend yield. While we welcome such developments as, for example, Darden Restaurants shares more than doubling from $23 to $49 since 2008, we recognize that the dividend yield is up only 21%.

Recognizing that a major cyclical recovery has occurred, we believe that the potential for capital appreciation will increasingly move away from cyclical areas of the economy and toward individual corporate profitability from innovation and transformation. Our selection of companies will focus in this direction.

We look forward to participating in the dynamics of growth and income in a healthier business environment.

Sincerely,

Stephen A. Lieber
Portfolio Manager

Alpine Dynamic Balance Fund

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to the following risks:

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Foreign Securities Risk – Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Currency fluctuations could erase investment gains or add to investment losses. Additionally, foreign securities also involve possible imposition of withholding or confiscatory taxes and adverse political or economic developments. These risks may be greater in emerging markets.

Growth Stock Risk – Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Management Risk – The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

“Special Situation” Companies Risk – “Special situations” include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale of spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

Please refer to page 5 for other important disclosures and definitions.

FIXED INCOME MANAGER REPORTS

Alpine Ultra Short Tax Optimized Income Fund

Alpine Municipal Money Market Fund

Alpine Ultra Short Tax Optimized Income Fund

Comparative Annualized Returns as of 4/30/11 (Unaudited)
	6 Months (1)	1 Year	3 Years	5 Years	Since Inception (2)

Alpine Ultra Short Tax Optimized Income Fund — Investor Class	0.74%	1.45%	2.57%	3.11%	3.05%

Alpine Ultra Short Tax Optimized Income Fund — Investor Class (Pre-liquidation, After-tax)	0.52%	1.23%	2.48%	2.94%	2.73%

Alpine Ultra Short Tax Optimized Income Fund — Investor Class (Post-liquidation, After-tax)	0.59%	1.30%	2.47%	2.94%	2.73%

Alpine Ultra Short Tax Optimized Income Fund — Adviser Class	0.21%	0.69%	2.17%	2.79%	2.54%

Alpine Ultra Short Tax Optimized Income Fund — Adviser Class (Pre-liquidation, After-tax)	0.02%	0.50%	2.10%	2.63%	2.31%

Alpine Ultra Short Tax Optimized Income Fund — Adviser Class (Post-liquidation, After-tax)	0.23%	0.74%	2.11%	2.64%	2.35%

Barclays Capital 1 Year Municipal Bond Index	0.55%	1.35%	2.71%	3.36%	2.65%

Lipper Short Municipal Debt Funds Average(3)	0.18%	1.42%	2.11%	2.56%	2.18%

Lipper Short Municipal Debt Funds Ranking — Investor Class(3)	N/A (4)	39/82	29/65	18/55	4/42

Gross Expense Ratio (Investor Class): 0.78%(5)

Net Expense Ratio (Investor Class): 0.70%(5)

Gross Expense Ratio (Adviser Class): 1.03%(5)

Net Expense Ratio (Adviser Class): 0.95%(5)

The adviser contractually agreed to waive a portion of its fees and to absorb certain fund expenses. This arrangement will remain in effect unless the Board of Trustees approves its modification or termination.

(1)	Not annualized.
(2)	Investor Class shares commenced on December 5, 2002 and Adviser Class shares commenced on March 30, 2004. Returns for indices are since December 5, 2002.
(3)	The since inception data represents the period beginning 12/31/2002.
(4)	FINRA does not recognize rankings for less than one year.
(5)	As disclosed in the prospectus dated March 1, 2011.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 0.25% redemption fee imposed on shares held for fewer than one month. If it did, total returns would be reduced. Effective 10/12/07, Alpine Ultra Short Tax Optimized Fund - Adviser Class began imposing a maximum sales charge of 0.50% on purchases. Performance data shown for time period beginning with dates after 10/12/07 reflect the sales charge.

The Barclays Capital 1 Year Municipal Bond Index is the 1-year (1-2) component of the Municipal Bond Index. The Barclays Capital 1 Year Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term, tax-exempt bond market. The Lipper Short Municipal Debt Funds Average is an unmanaged index that tracks funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Barclays Capital 1 Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Average are unmanaged and do not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Short Municipal Debt Funds Average reflects fees charged by the underlying funds. The performance for the Ultra Short Tax Optimized Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Alpine Ultra Short Tax Optimized Income Fund

Alpine Ultra Short Tax Optimized Income Fund vs. Peer Performance (Unaudited)

*	The Advisor Class Return for 2004 is from 3/30/2004 (inception) – 12/31/2004.

Alpine Ultra Short Tax Optimized Income Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)
	1.	Illinois State General Obligation Bond Unlimited-Series B, 3.250%, 10/01/2033	3.81%
	2.	Philadelphia School District Tax & Revenue Anticipation Notes-Series A, 2.500%, 06/30/2011	3.60%
	3.	California State Pollution Control Finance Authority Solid Waste Revenue, Republic Services, Inc.-Series A, 1.875%, 08/01/2023	3.55%
	4.	Capital Beltway Funding Corp., Hot Lanes-Series B, 5.000%, 12/31/2047	3.51%
	5.	Puerto Rico Public Finance Corp., Commonwealth-Series A, 5.750%, 08/01/2027	2.23%
	6.	Michigan State Housing Development Authority Revenue-Series A, 1.550%, 04/01/2040	2.21%
	7.	Newark Tax Anticipation Notes-Series A, 3.700%, 02/08/2012	2.10%
	8.	Wisconsin State Health & Educational Facilities Authority Revenue, Gundersen Lutheran-Series B, 1.000%, 12/01/2029	2.00%
	9.	Crestwood Tax Increment Revenue, 135th & Cicero Redevelopment, 1.500%, 12/01/2023	2.00%
	10.	California State Revenue Anticipation Notes-Series A-2, 3.000%, 06/28/2011	1.88%

	*

Portfolio holdings and sector distributions are as of 04/30/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

	(1)	Amount is less than 0.05%.

Value of a $10,000 Investment (Unaudited)

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Alpine Municipal Money Market Fund

Comparative Annualized Returns as of 4/30/11 (Unaudited)

	6 Months (1)	1 Year	3 Years	5 Years	Since Inception (12/5/02)

Alpine Municipal Money Market Fund	0.11%	0.23%	0.92%	1.94%	1.86%

Lipper Tax-Exempt Money Market Funds Average(2)	0.01%	0.03%	0.43%	1.40%	1.31%

Lipper Tax-Exempt Money Market Funds Ranking(2)	N/A (3)	1/92	1/86	1/75	1/58

Alpine Municipal Money Market Fund — Investor Class, 7-day effective yield (as of 4/30/11): 0.21%

Net Expense Ratio: 0.49%(4)

(1)	Not annualized.
(2)	The since inception data represents the period beginning 12/31/2002.
(3)	FINRA does not recognize rankings for less than one year.
(4)	As disclosed in the prospectus dated March 1, 2011.
Note, the yield more closely reflects the current earnings of the money market fund than the total return.

Performance data quoted represents past performance and is not predictive of future results. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578.

The Lipper Tax-Exempt Money Market Funds Average is an average of funds that invest in high quality municipal obligations with dollar-weighted average maturities of less than 90 days. The Lipper Tax-Exempt Money Market Funds Average is unmanaged and does not reflect the deduction of direct fees associated with a mutual fund, such as investment adviser fees; however, the Lipper Tax-Exempt Money Market Funds Average reflects fees charged by the underlying funds. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The performance for the Municipal Money Market Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Alpine Municipal Money Market Fund vs. Peer Performance (Unaudited)

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total return would have been lower.

Alpine Municipal Money Market Fund

Equivalent Taxable Yields as of 04/30/11 (Unaudited)

Joint Return	Single Return	Marginal Tax Rate	Your Tax-Exempt Current 7 Day Yield of 0.21% is Equivalent to a Taxable Yield of:

$ 69,000 - 139,350	$ 34,500 - 83,600	25%	0.28%

$139,350 - 212,300	$ 83,600 - 174,400	28%	0.29%

$212,300 - 379,150	$174,400 - 379,150	33%	0.31%

Over $379,150	Over $379,150	35%	0.32%

The chart reflects projected 2011 marginal federal tax rates before limitations and phaseouts. Individuals should consult a tax professional to determine their actual 2011 marginal tax rate.

Portfolio Distributions* (Unaudited)	Holdings* (Unaudited)
	1.	State of California-Series DCL-049, 0.950%, 08/01/2032	5.31%
	2.	Colorado Health Facilities Authority Revenue, North Colorado Medical Center-Series A, 0.430%, 05/15/2030	4.48%
	3.	Western Asset Institutional Tax Free Reserves Fund, 0.26%	4.14%
	4.	California Public Power Authority Revenue, Palo Verde-Series B, 0.900%, 07/01/2017	3.70%
	5.	Weslaco Health Facilities Development Corp., Knapp Medical Center-Series A, 0.910%, 06/01/2038	3.24%
	6.	City of Chicago O’Hare International Airport, Rocs RR II-Series R-11312, 0.410%, 01/01/2016	3.19%
	7.	Jefferson County Industrial Development Corp. Revenue, Jefferson Refinery LLC-Series A, 0.550%, 12/01/2040	2.18%
	8.	Valparaiso Economic Development Revenue, Task Force Tips, Inc., 0.420%, 05/01/2033	1.97%
	9.	Illinois Finance Authority Industrial Development Revenue, Lutheran Home & Services, 0.380%, 11/01/2033	1.96%
	10.	Washington Health Care Facilities Authority, Kadlec Medical Center- Series B, 0.650%, 12/01/2036	1.92%

	*

Portfolio holdings and sector distributions are as of 04/30/11 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Alpine Ultra Short Tax Optimized Income Fund / Alpine Municipal Money Market Fund

We are pleased to bring you the semi-annual report for the Alpine income Trust or the period ending April 30, 2011. The Income Trust includes both the Alpine Ultra Short Tax Optimized Income Fund and the Alpine Municipal Money Market Fund.

PERFORMANCE SUMMARY

According to Lipper Analytical Services, the total return for the six months ending 4/30/2011 for the Alpine Ultra Short Tax Optimized Income Fund was .74% and ..11% for the Alpine Municipal Money Market Fund. The Lipper average was .18% and .01% for the Short Municipal Debt and Tax Exempt Money Market peer group, respectively. The Adviser has continued to support the Funds by voluntarily waiving a portion of its fee for each fund, (for Alpine Ultra Short Tax Optimized Income Fund, in addition to its contractual waiver) to provide an attractive yield to our investors.

MARKET OVERVIEW

Despite high national unemployment and general weak housing markets, the U.S. economy appears to be growing at a steady and sustainable pace. Exports and manufacturing activity are strong, confidence among consumers and businesses has increased and fears of a double-dip recession appear to be waning, thanks in part to additional monetary and fiscal stimulus. In early November, the Federal Reserve initiated a second round of quantitative easing-so called QE2-and is in the process of concluding its $600 billion purchase of Treasuries by June. In December, President Obama and Congress acted to extend the Bush-era tax cuts through the end of 2012, thus providing an additional boost to 2011 real gross domestic product growth.

Municipal issuance in 2010 totaled $432 billion-an annual record-according to The Bond Buyer. New supply for most of the year reflected a steady pace of municipal borrowings for ongoing capital needs, though issuance increased significantly in the fourth quarter as municipalities rushed to take advantage of favorable market conditions and low interest rates. About 30% of new supply in 2010 represented taxable municipal issuance under the Build America Bond (“BAB”) program, which reduced supply of new tax exempt securities. Because the BAB program was not extended beyond the end of 2010, some municipalities accelerated their 2011 borrowing into late 2010. New aggregate issuance thus far in 2011 has been muted, in part because of higher long-term municipal rates. Investor demand was strong for most of 2010, bolstered by concerns about higher taxes in 2011. However, cash flows into municipal bond funds turned negative in early November, which weakened institutional demand.

Many states continue to face fiscal difficulties and have been forced to raise taxes and fees and cut spending to close budget deficits. Despite the increasing negative press regarding their fiscal health, we do not see a near-term threat to the state’s ability to continue servicing their outstanding debts-although we have longer-term concerns about potentially onerous future pension obligations and other retirement benefits. In any event, the fiscal woes of state governments do not necessarily limit our tax free investment opportunities. There are thousands of unique municipal issuers in a variety of sectors, many of which have good credit profiles.

For the six-month period, most municipal sectors produced very mild gains as losses in the later part of 2010 were offset by gains at the close of our semi-annual reporting period. During this period, general obligations (GOs), particularly those issued by states, outperformed revenue bonds, although gains in both segments were not spectacular. Among revenue bonds, housing, solid waste, and lease revenue were among top performing areas. In contrast, industrial revenue issues were slightly negative, weighed down by tobacco bonds. While transportation and healthcare-related bonds generally lagged, some lower quality issues within those sectors did quite well.

ALPINE ULTRA SHORT TAX OPTIMIZED INCOME FUND

During the past six months, we continued the same strategy that we have been utilizing throughout 2010. As a result, we positioned the fund with the following goals in mind: 1) to keep volatility low while still providing a competitive yield, 2) to take advantage of the current interest rate environment while being mindful that interest rates are at historic lows and 3) to be defensive in the face of declining credit quality in the municipal sector. As a result, we continued to keep a very short duration in the fund that proved to be rewarding as the markets sold off in the fourth quarter of 2010.

Upon examining the fundamentals of the municipal market over the past six months, we saw four key factors that formulated our investment strategy. They included historically low interest rates, deteriorating credit quality, marginal liquidity and a supply/demand imbalance of tax exempt securities. When we took all four of these variables into consideration, we concluded based on the objective of the fund that it would be advantageous to keep our average weighted maturity short and take a more defensive position.

As a result, the fund’s average maturity was 120 days at the end of April, much shorter than that of our benchmark and of where we ended our fiscal year. With

Alpine Ultra Short Tax Optimized Income Fund / Alpine Municipal Money Market Fund

short-term rates so low we will most likely stay in this maturity range until short-term rates move higher. One aspect of this strategy is to hold more cash or near-cash investments in the portfolio. Currently we have a large portion of the fund in variable rate demand notes which provide the fund with an attractive yield relative to longer maturing securities and little if no volatility.

Other investments included purchasing put bonds in the three to 12 month range and general market notes maturing at the end of June, 2011. These purchases helped balance out the portfolio by extending ever so slightly on the yield curve.

We believe the front end of the municipal curve will remain relatively low until such time as the Federal Open Market Committee either begins to tighten its monetary policy or the issuance of tax-exempt securities increases significantly. Despite the expiration of the Build America Bond program the supply/demand imbalance has yet to unwind in 2011. This is the result of issuers hesitating to come to the market for fear of demand and trying to curb spending on new infrastructure. We anticipate the issuance to pick up in the second half of the year as states and municipalities re-enter the market after they balance their budgets and evaluate the spending needs.

ALPINE MUNICIPAL MONEY MARKET FUND

The Federal Reserve’s ongoing efforts to stimulate the economy continue to compress all money market rates towards the overnight rate of 0.00% to 0.25%. Benchmark rates such as the 90-day Treasury bill and the 90-day Libor show the impact of the Fed’s extraordinary policy measures on the money markets.

Municipal money markets were no different; as rates compress, tax exempt rates are showing little differentiation from broader money market rates despite their tax advantage. Instead, municipal money market rates have tended to trade above taxable rates and have remained fairly steady over the past six months.

We are finding money market-eligible municipal supply down sharply from years past for several reasons. As mentioned, short-dated variable rate demand note issuance is off year-to-date as issuers are opportunistically locking in low rates through longer-dated borrowings in the bond market. Credit quality concerns have also removed a number of names from our approved list. The slow economy and budget pressures have forced us to reevaluate borrowers that we would normally purchase in past years.

With a relatively flat range-bound yield curve and our expectation of little change in rates for the foreseeable future, we continued to invest heavily in variable rate demand notes. Currently, all of our holdings fall into that category except for three securities and we do not anticipate deviating from this strategy anytime soon. As of 4/25/11, our average maturity of nine days was significantly shorter than our tax free peer group average of 25 days.

We expect money market rates to stay unchanged through the remainder of 2011. A rebounding economy will ultimately improve the near-term financial prospects of many municipal issuers, but for now we are cautious. Thus, we expect our investment posture to remain relatively unchanged for the next three to six months.

OUTLOOK

The last six months was a challenging period for the municipal bond market, but not because of defaults or credit-related issues. We understand that many of you continue to have concerns about the stability of the market and the potential widespread defaults. We do not agree with the dire predictions made in some media stories that there will be significant defaults in the near term. As always, we will rely on our ongoing analysis of the market to direct our investments to areas of the municipal market in which we see good value.

We continue to believe the municipal market is a high quality market with pockets of good investment opportunity for the long-term investor. Going forward, we will be on the look out for attractively valued bonds with good fundamentals-an investment strategy that has served our investors well in the past.

Sincerely,

Steven C. Shachat
Portfolio Manager

Alpine Ultra Short Tax Optimized Income Fund / Alpine Municipal Money Market Fund

Mutual fund investing involves risk. Principal loss is possible. The Alpine Municipal Money Market Fund is subject to the following risks:

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Liquidity Risk – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Management Risk – The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to under perform when compared to other funds with similar investment goals.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Municipal Securities Concentration Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Municipal Securities Risk – Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Fund and its shareholders could be subject to substantial tax liabilities.

Redemption Risk – The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price. In addition, the fund may suspend redemptions when permitted by applicable regulations.

Regulatory Risk – The SEC recently amended the rules governing money market funds. In addition, the SEC continues to review the regulation of such funds. Any further changes by the SEC or additional legislative developments may affect the Alpine Municipal Money Market Fund’s operations, investment strategies, performance and yield.

Variable Rate Demand Obligations Risks – Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. There is the possibility that because of default or insolvency the right to demand payment from the bank or other financial institution may not be honored. If the bank or financial institution is unable to pay, the Fund may lose money. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults. During periods of declining interest rates, a Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation.

The Alpine Ultra Short Tax Optimized Income Fund is subject to the following risks:

Derivative Securities Risk – The Fund may invest in municipal derivative securities which are subject to structural risks that could cause the Fund to receive taxable income or to lose money.

Fixed Income Securities Risk – Fixed income securities are subject to issuer risk, interest rate risk and market risk.

Interest Rate Risk – Interest rates may rise resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Issuer Risk – Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

Alpine Ultra Short Tax Optimized Income Fund / Alpine Municipal Money Market Fund

Liquidity Risk – Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Management Risk – The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to under perform when compared to other funds with similar investment goals.

Market Risk – The price of a security held by the Fund may fall due to changing market, economic or political conditions.

Portfolio Turnover Risk – High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

Mortgage Related and Asset Backed Securities Risk – These securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the owner. This could reduce the Fund’s share price and its income distributions.

Tax Risk – Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable. Additionally, maximizing after-tax income may require trade-offs that reduce pre-tax income. The Fund’s tax-efficient strategies may reduce the taxable income of the Fund’s shareholders, but will not eliminate it. There can be no assurance that taxable distributions can always be avoided or that the Fund will achieve its investment objective.

Variable Rate Demand Obligations Risks – Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. There is the possibility that because of default or insolvency the right to demand payment from the bank or other financial institution may not be honored. If the bank or financial institution is unable to pay, the Fund may lose money. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults. During periods of declining interest rates, a Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation.

Please refer to page 5 for other important disclosures and definitions.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments April 30, 2011 (Unaudited)

Shares	Security Description	Value

Common Stocks—96.5%
Australia—1.0%
64,000	BHP Billiton, Ltd.—ADR	$6,479,360

Brazil—8.9%
400,286	Anhanguera Educacional Participacoes SA	8,905,422
542,600	Diagnosticos da America SA	7,260,189
785,000	Estacio Participacoes SA	11,476,608
568,372	Hypermarcas SA (a)	7,623,093
865,574	International Meal Co. Holdings SA (a)	8,610,624
421,875	Magazine Luiza SA (a)	4,290,618
537,619	Multiplus SA	11,038,071

		59,204,625

Canada—0.0%*
12,345	Dundee Capital Markets, Inc. (a)	18,919

China—1.4%
1,433,900	China ZhengTong Auto Services Holdings, Ltd. (a)	1,611,839
14,415,000	Global Dairy Holdings, Ltd. (a)	6,236,524
739,000	Zhongsheng Group Holdings, Ltd. (a)	1,394,977

		9,243,340

Finland—2.3%
72,900	Konecranes OYJ	3,505,976
1,289,800	Nokia OYJ—ADR	11,904,854

		15,410,830

France—3.1%
139,500	Carrefour SA	6,613,921
73,100	Cie Generale des Etablissements Michelin SA—B Shares	7,326,771
209,700	Vivendi SA	6,580,001

		20,520,693

India—1.2%
717,200	Glenmark Pharmaceuticals, Ltd.	4,832,969
482,400	Orchid Chemicals & Pharmaceuticals, Ltd. (a)	3,302,555

		8,135,524

Israel—0.9%
2,151,900	Bezeq The Israeli Telecommunication Corp., Ltd.	6,372,463

Norway—6.5%
11,322,000	Marine Harvest ASA	14,954,725
3,583,229	North Atlantic Drilling, Ltd. (a)	6,829,621
419,200	Seadrill, Ltd.	14,853,292
236,000	Statoil ASA (a)	6,904,662

		43,542,300

South Korea—2.1%
61,200	Hyundai Motor Co.	14,077,171

Spain—0.5%
705,000	Iberdrola Renovables SA	3,227,656

Sweden—10.1%
514,800	Atlas Copco AB—A Shares	15,113,989
320,400	Haldex AB (a)	5,647,146
454,400	JM AB	12,972,222
302,290	NCC AB—B Shares	8,079,477
740,100	Tele2 AB—B Shares	18,580,736
378,100	Volvo AB—B Shares	7,421,271

		67,814,841

Shares	Security Description	Value

Common Stocks—continued
Turkey—2.6%
4,056,400	Emlak Konut Gayrimenkul Yatirim Ortakligi	$8,000,789
547,815	Migros Ticaret AS (a)	9,472,409

		17,473,198

United Kingdom—5.5%
258,000	Aggreko PLC	7,701,081
263,800	Antofagasta PLC (a)	6,023,525
1,672,939	Cairn Energy PLC (a)	12,627,863
868,300	John Wood Group PLC	10,109,042

		36,461,511

United States—50.4%
52,379	Apache Corp.	6,985,787
94,130	Baker Hughes, Inc.	7,286,603
47,053	BlackRock, Inc.	9,219,565
1,039,559	Boise, Inc.	10,208,469
358,518	Cisco Systems, Inc.	6,295,576
47,986	Cummins, Inc.	5,766,957
33,227	Deere & Co.	3,239,633
210,800	Dollar Thrifty Automotive Group, Inc. (a)	14,530,444
84,743	FirstEnergy Corp.	3,386,330
113,384	Freeport-McMoRan Copper & Gold, Inc.	6,239,522
137,226	Halliburton Co.	6,927,169
140,894	Hasbro, Inc.	6,599,475
337,605	Healthcare Services Group, Inc.	5,995,865
39,350	Hess Corp.	3,382,526
301,767	Intel Corp.	6,997,977
78,526	International Business Machines Corp.	13,394,965
267,910	ITC Holdings Corp.	19,002,856
279,868	JPMorgan Chase & Co.	12,770,377
832,130	KKR & Co. Guernsey LP	15,777,185
228,091	Lazard, Ltd.—Class A	9,351,731
126,300	McDonald’s Corp.	9,890,553
183,566	Merck & Co., Inc.	6,599,198
238,425	Meridian Bioscience, Inc.	5,891,482
138,527	Microchip Technology, Inc.	5,685,148
218,581	Morgan Stanley	5,715,893
86,210	NextEra Energy, Inc.	4,876,900
93,396	Norfolk Southern Corp.	6,974,813
62,987	Occidental Petroleum Corp.	7,198,784
493,813	Och-Ziff Capital Management Group, LLC	7,935,575
906,448	Regal Entertainment Group—Class A	12,490,853
124,695	Ryder System, Inc.	6,671,183
72,523	Schlumberger, Ltd.	6,508,939
55,286	Snap-On, Inc.	3,415,016
143,300	State Street Corp.	6,670,615
215,600	The Bank of New York Mellon Corp.	6,243,776
71,599	The Boeing Co.	5,712,168
19,485	The Goldman Sachs Group, Inc.	2,942,430
254,211	The Kroger Co.	6,179,869
149,425	The Walt Disney Co.	6,440,218
175,926	Time Warner, Inc.	6,660,558
142,442	Tupperware Brands Corp.	9,069,282
85,477	United Parcel Service, Inc.—Class B	6,408,211

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued April 30, 2011 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
United States—continued
76,043	United Technologies Corp.	$6,811,932
85,864	Visa, Inc.—Class A	6,707,696
301,782	Wabash National Corp. (a)	3,328,655

		336,388,759

	Total Common Stocks (Cost $508,462,381)	644,371,190

Principal Amount	Security Description	Value

Short-Term Investments—4.2%
$27,873,000	State Street Eurodollar Time Deposit, 0.01%	$27,873,000

	Total Short-Term Investments (Cost $27,873,000)	27,873,000

	Total Investments (Cost $536,335,381)—100.7%	672,244,190
	Liabilities in Excess of Other Assets—(0.7)%	(4,522,699)

	TOTAL NET ASSETS 100.0%	$667,721,491

Percentages are stated as a percent of net assets.

* Amount is less than 0.05%.

(a) Non-income producing security.

AB—Aktiebolag is the Swedish equivalent of the term corporation.

ADR—American Depositary Receipt

AS—Aktieselskab is the Danish term for a stock-based corporation.

ASA—Allmennaksjeselskap is the Norwegian term for a public limited company.

OYJ—Osakeyhtio is the Finnish equivalent of a limited company.

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

The accompanying notes are an integral part of these financial statements.

Alpine Accelerating Dividend Fund

Schedule of Portfolio Investments April 30, 2011 (Unaudited)

Shares	Security Description	Value

Common Stocks—93.3%
Aerospace & Defense—1.9%
650	United Technologies Corp.	$58,227

Beverages—4.0%
800	Anheuser-Busch InBev NV—ADR	51,176
1,000	PepsiCo, Inc.	68,890

		120,066

Capital Markets—4.4%
225	BlackRock, Inc.	44,086
2,750	KKR & Co. Guernsey LP	52,140
900	Lazard, Ltd.—Class A	36,900

		133,126

Chemicals—3.5%
700	Air Products & Chemicals, Inc.	66,864
375	Praxair, Inc.	39,908

		106,772

Commercial Banks—3.5%
6,500	First Commonwealth Financial Corp.	40,300
8,500	Grupo Financiero Banorte SAB de CV	42,457
1,750	Union First Market Bankshares Corp.	22,277

		105,034

Communications Equipment—2.3%
2,675	Cisco Systems, Inc.	46,973
2,500	Nokia OYJ—ADR	23,075

		70,048

Computers & Peripherals—0.9%
675	Hewlett-Packard Co.	27,250

Construction & Engineering—1.8%
2,500	Aecon Group, Inc.	24,732
30,000	China State Construction International Holdings, Ltd.	29,319

		54,051

Containers & Packaging—1.2%
1,075	Sonoco Products Co.	37,152

Diversified Financial Services—3.3%
1,850	Bank of America Corp.	22,718
170	CME Group, Inc.	50,281
570	JPMorgan Chase & Co.	26,009

		99,008

Electric Utilities—2.7%
1,700	EVN AG	32,608
1,800	Light SA	30,320
8,000	Tauron Polska Energia SA (a)	18,684

		81,612

Energy Equipment & Services—4.2%
730	Schlumberger, Ltd.	65,517
1,750	Seadrill, Ltd.	62,007

		127,524

Food & Staples Retailing—2.3%
300	George Weston, Ltd.	21,494
1,100	Walgreen Co.	46,992

		68,486

Shares	Security Description	Value

Common Stocks—continued
Food Products—3.5%
880	General Mills, Inc.	$33,951
500	The J.M. Smucker Co.	37,535
2,700	Viterra, Inc.	32,446

		103,932

Gas Utilities—0.9%
780	UGI Corp.	25,974

Health Care Equipment & Supplies—1.7%
600	Becton, Dickinson & Co.	51,564

Health Care Providers & Services—1.7%
1,025	UnitedHealth Group, Inc.	50,461

Hotels, Restaurants & Leisure—1.1%
850	Carnival Corp.	32,360

Household Durables—1.1%
12,000	Pace PLC	32,291

Household Products—1.7%
800	The Procter & Gamble Co.	51,920

Industrial Conglomerates—2.8%
475	3M Co.	46,175
800	Tyco International, Ltd.	38,992

		85,167

IT Services—3.8%
400	International Business Machines Corp.	68,232
580	Visa, Inc.—Class A	45,310

		113,542

Machinery—4.2%
800	Dover Corp.	54,432
3,000	Rocky Mountain Dealerships, Inc.	31,517
680	Snap-On, Inc.	42,004

		127,953

Media—5.4%
1,299	CBS Corp.—Class B	32,761
2,400	Comcast Corp.—Class A	62,976
1,425	SES SA	37,422
900	Vivendi SA	28,240

		161,399

Metals & Mining—2.1%
1,850	Vale SA—ADR	61,790

Multi-Utilities—1.5%
500	NorthWestern Corp.	16,275
900	Wisconsin Energy Corp.	28,089

		44,364

Oil, Gas & Consumable Fuels—4.9%
675	Chevron Corp.	73,872
2,000	El Paso Pipeline Partners LP	74,080

		147,952

Personal Products—1.0%
2,300	Hypermarcas SA (a)	30,848

Pharmaceuticals—1.6%
950	Abbott Laboratories	49,438

Real Estate Investment Trusts—2.2%
2,700	Chatham Lodging Trust	43,605
3,000	MFA Financial, Inc.	23,940

		67,545

The accompanying notes are an integral part of these financial statements.

Alpine Accelerating Dividend Fund

Schedule of Portfolio Investments—Continued April 30, 2011 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
Road & Rail—3.1%
650	Norfolk Southern Corp.	$48,542
2,700	Tegma Gestao Logistica SA	46,287

		94,829

Semiconductors & Semiconductor Equipment—5.2%
1,500	Avago Technologies, Ltd.	50,190
2,250	Intel Corp.	52,177
1,600	Linear Technology Corp.	55,680

		158,047

Software—2.5%
1,750	Microsoft Corp.	45,535
1,500	Totvs SA	28,604

		74,139

Specialty Retail—1.9%
1,300	Guess?, Inc.	55,887

Textiles, Apparel & Luxury Goods—2.2%
450	NIKE, Inc.—Class B	37,044
300	VF Corp.	30,168

		67,212

Shares	Security Description	Value

Thrifts & Mortgage Finance—0.8%
2,000	Home Federal Bancorp, Inc.	$24,300

Transportation Infrastructure—0.4%
24,000	GZI Transport, Ltd.	13,288

	Total Common Stocks (Cost $2,346,110)	2,814,558

Principal Amount

Short-Term Investments—3.3%
$ 101,000	State Street Eurodollar Time Deposit, 0.01%	101,000

	Total Short-Term Investments (Cost $101,000)	101,000

	Total Investments (Cost $2,447,110)—96.6%	2,915,558
	Other Assets in Excess of Liabilities—3.4%	102,343

	TOTAL NET ASSETS 100.0%	$3,017,901

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

ADR—American Depositary Receipt

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OYJ—Osakeyhtio is the Finnish equivalent of a limited company.

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV—Sociedad Anonima Bursátil de Capital Variable. Is the Spanish equivalent to Variable Capital Company.

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Financial Services Fund

Schedule of Portfolio Investments
April 30, 2011 (Unaudited)

Shares	Security Description	Value

Common Stocks—102.4%
Capital Markets—18.4%
10,000	Artio Global Investors, Inc.	$164,300
20,000	BGC Partners, Inc.—Class A	193,000
20,000	Blackstone Group LP	378,800
52,033	Cowen Group, Inc.—Class A (a)	216,457
18,500	GFI Group, Inc.	94,535
30,000	Gleacher & Co., Inc. (a)	56,700
13,000	JMP Group, Inc.	111,800
25,100	MF Global Holdings, Ltd. (a)	211,091
2,000	Och-Ziff Capital Management Group, LLC	32,140
30,300	Rodman & Renshaw Capital Group, Inc. (a)	59,691
35,000	Sanders Morris Harris Group, Inc.	302,050

		1,820,564

Commercial Banks—51.7%
45,165	1st United Bancorp, Inc. (a)	314,800
3,000	American River Bankshares (a)	18,750
13,500	Banco ABC Brasil SA	115,847
13,000	Banco Industrial e Comercial SA	93,129
53,940	Bank of Commerce Holdings	234,100
55,712	Bank of Virginia (a)	108,638
55,000	Banner Corp.	151,250
13,428	Barclays PLC	63,318
14,000	Boston Private Financial Holdings, Inc.	97,860
15,000	California United Bank (a)	185,250
4,000	Cardinal Financial Corp.	44,960
80,000	Carolina Trust Bank (a)	248,800
23,800	Centerstate Banks, Inc.	148,036
34,337	Citizens First Corp. (a)	279,160
7,000	Columbia Banking System, Inc.	132,020
4,700	Community National Bank of the Lakeway Area (a)	12,103
4,000	First Business Financial Services, Inc.	47,800
80,000	First California Financial Group, Inc. (a)	308,000
1,000	FirstMerit Corp.	17,470
3,200	KeyCorp	27,744
21,000	Mitsubishi UFJ Financial Group, Inc.	100,191
37,000	National Bank of Greece SA—ADR	58,830
10,200	New Century Bancorp, Inc. (a)	52,530
400	North Valley Bancorp (a)	4,038
2,375	Old Point Financial Corp.	27,693
4,000	Oriental Financial Group, Inc.	51,840
19,750	Pacific Mercantile Bancorp (a)	84,925
18,276	Pacific Premier Bancorp, Inc. (a)	127,932
75,000	Republic First Bancorp, Inc. (a)	209,250
3,120	Rurban Financial Corp. (a)	10,140
100,000	Seacoast Banking Corp. of Florida (a)	179,000
38,750	Southern National Bancorp of Virginia, Inc. (a)	274,737
2,500	Sterling Bancorp	25,875
30,000	Sterling Bancshares, Inc.	266,700

Shares	Security Description	Value

Common Stocks—continued
Commercial Banks—continued
3,000	Sumitomo Mitsui Financial Group, Inc.	$92,276
6,000	Summit State Bank	41,040
3,810	SunTrust Banks, Inc.	107,404
152,347	Synovus Financial Corp.	380,867
5,000	The Savannah Bancorp, Inc. (a)	39,300
22,663	Tidelands Bancshares, Inc. (a)	7,932
34,300	United Community Banks, Inc. (a)	82,320
2,430	Valley Commerce Bancorp (a)	23,219
32,000	VTB Bank OJSC—GDR (b)	207,040
1,974	Yadkin Valley Financial Corp. (a)	4,520

		5,108,634

Consumer Finance—2.9%
1,000	Green Dot Corp.—Class A (a)	43,160
20,000	Imperial Holdings, Inc. (a)	198,800
4,000	Netspend Holdings, Inc. (a)	46,440

		288,400

Diversified Financial Services—12.5%
7,124	BM&F Bovespa SA	53,480
1,000	CBOE Holdings, Inc.	26,820
665	CME Group, Inc.	196,687
5,173	Interactive Brokers Group, Inc.—Class A	90,735
4,315	IntercontinentalExchange, Inc. (a)	519,310
4,000	NYSE Euronext	160,200
7,000	The NASDAQ OMX Group, Inc. (a)	189,700

		1,236,932

Health Care Providers & Services—0.7%
25,000	Tempo Participacoes SA (a)	65,472

Industrial Conglomerates—1.5%
7,000	General Electric Co.	143,150

Insurance—0.6%
3,500	Assured Guaranty, Ltd.	59,500

Real Estate Investment Trusts—2.4%
10,000	ARMOUR Residential REIT, Inc.	74,300
3,700	Chatham Lodging Trust	59,755
5,625	Chesapeake Lodging Trust	101,137

		235,192

Thrifts & Mortgage Finance—11.7%
41,306	Alliance Bancorp, Inc. of Pennsylvania	460,562
1,700	Astoria Financial Corp.	24,599
5,000	Central Federal Corp. (a)	5,700
2,144	Fidelity Bancorp, Inc.	19,296
5,895	First Pactrust Bancorp, Inc.	91,313
40,000	Flagstar Bancorp, Inc. (a)	62,400
8,650	HopFed Bancorp, Inc.	77,504
1,100	Parkvale Financial Corp.	12,375
50,000	Provident Financial Holdings, Inc.	406,500

		1,160,249

	Total Common Stocks (Cost $11,817,752)	10,118,093

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Financial Services Fund

Schedule of Portfolio Investments—Continued
April 30, 2011 (Unaudited)

Shares	Security Description	Value

Investment Companies—0.8%
390	Direxion Daily Financial Bear 3X Shares (a)	$15,308
800	Direxion Daily Large Cap Bear 3X Shares (a)	25,928
625	ProShares UltraShort Financials (a)	35,256

	Total Investment Companies (Cost $296,632)	76,492

	Total Investments (Cost $12,114,384)—103.2% (c)	10,194,585
	Liabilities in Excess of Other Assets—(3.2)%	(313,837)

	TOTAL NET ASSETS 100.0%	$9,880,748

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 2.1% of the Fund’s net assets.

(c) Includes securities pledged as collateral for line of credit outstanding as of April 30, 2011.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

OJSC—Open Joint Stock Company

PLC—Public Limited Company

REIT—Real Estate Investment Trust

SA—Generally designates corporations in various countries, mostly those employing the civil law.

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Innovators Fund

Schedule of Portfolio Investments
April 30, 2011 (Unaudited)

Shares	Security Description	Value

Common Stocks—110.4%
Auto Components—6.7%
32,857	Westport Innovations, Inc. (a)	$831,018

Biotechnology—0.9%
5,000	Myriad Genetics, Inc. (a)	107,200

Chemicals—6.8%
7,000	Air Products & Chemicals, Inc.	668,640
20,000	Zagg, Inc. (a)	177,600

		846,240

Commercial Banks—2.5%
11,000	SunTrust Banks, Inc.	310,090

Communications Equipment—1.5%
5,000	DG FastChannel, Inc. (a)	182,950

Computers & Peripherals—2.3%
5,000	Hewlett-Packard Co.	201,850
3,000	Synaptics, Inc. (a)	85,260

		287,110

Diversified Financial Services—1.9%
800	CME Group, Inc.	236,616

Diversified Telecommunication Services—1.3%
2,500	AboveNet, Inc.	166,875

Electrical Equipment—4.9%
20,000	LSI Industries, Inc.	165,800
57,000	PowerSecure International, Inc. (a)	447,450

		613,250

Electronic Equipment, Instruments & Components—12.4%
21,000	FLIR Systems, Inc.	739,620
13,000	Itron, Inc. (a)	707,590
6,975	MOCON, Inc.	101,068

		1,548,278

Health Care Equipment & Supplies—5.8%
2,500	ABIOMED, Inc. (a)	43,450
5,000	Alere, Inc. (a)	185,700
1,400	Intuitive Surgical, Inc. (a)	489,580

		718,730

Health Care Providers & Services—9.9%
17,000	Bio-Reference Labs, Inc. (a)	428,570
3,000	HMS Holdings Corp. (a)	236,130
8,000	MEDNAX, Inc. (a)	567,360

		1,232,060

Health Care Technology—2.5%
6,428	Allscripts Healthcare Solutions, Inc. (a)	138,459
2,000	Quality Systems, Inc.	179,440

		317,899

Internet & Catalog Retail—13.2%
3,000	priceline.com, Inc. (a)	1,641,030

Internet Software & Services—4.4%
700	Google, Inc.—Class A (a)	380,870
3,000	VistaPrint NV (a)	163,200

		544,070

Shares	Security Description	Value

Common Stocks—continued
Life Sciences Tools & Services—7.3%
1,000	Bio-Rad Laboratories, Inc.— Class A (a)	$125,120
4,000	Charles River Laboratories International, Inc. (a)	168,760
11,000	Life Technologies Corp. (a)	607,200
480	Sequenom, Inc. (a)	3,384

		904,464

Machinery—6.5%
4,000	Flowserve Corp.	506,480
25,000	ISE, Ltd. (a)(b)	264
3,391	Middleby Corp. (a)	304,071

		810,815

Pharmaceuticals—2.2%
7,000	Impax Laboratories, Inc. (a)	191,660
5,000	The Medicines Co. (a)	78,500

		270,160

Semiconductors & Semiconductor Equipment—7.2%
15,000	ARM Holdings PLC—ADR	471,900
15,000	DSP Group, Inc. (a)	121,200
6,000	Veeco Instruments, Inc. (a)	306,780

		899,880

Software—10.2%
16,400	ANSYS, Inc. (a)	906,756
6,000	Interactive Intelligence, Inc. (a)	224,520
20,600	Mitek Systems, Inc. (a)	116,390
8,000	Scientific Learning Corp. (a)	24,800

		1,272,466

	Total Common Stocks (Cost $11,189,255)	13,741,201

	Total Investments (Cost $11,189,255)—110.4% (c)	13,741,201
	Liabilities in Excess of Other Assets—(10.4)%	(1,299,403)

	TOTAL NET ASSETS 100.0%	$12,441,798

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Security fair valued in accordance with procedures approved by the Board of Trustees. This security comprised less than 0.05% of the Fund’s net assets.

(c) Includes securities pledged as collateral for line of credit outstanding on April 30, 2011.

ADR—American Depositary Receipt
NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC—Public Limited Company

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Transformations Fund

Schedule of Portfolio Investments
April 30, 2011 (Unaudited)

Shares	Security Description	Value

Common Stocks—103.7%
Aerospace & Defense—2.0%
2,500	ITT Corp.	$144,475

Air Freight & Logistics—6.8%
3,100	Atlas Air Worldwide Holdings, Inc. (a)	213,621
3,000	FedEx Corp.	287,010

		500,631

Auto Components—4.7%
5,000	Amerigon, Inc. (a)	85,250
2,000	Autoliv, Inc.	160,260
2,063	Tenneco, Inc. (a)	95,331

		340,841

Biotechnology—1.5%
5,000	Myriad Genetics, Inc. (a)	107,200

Chemicals—5.0%
2,000	Albemarle Corp.	141,100
1,000	Lubrizol Corp.	134,520
10,000	Zagg, Inc. (a)	88,800

		364,420

Commercial Banks—1.6%
1,000	PNC Financial Services Group, Inc.	62,340
1,991	Wells Fargo & Co.	57,958

		120,298

Commercial Services & Supplies—0.5%
1,500	Tetra Tech, Inc. (a)	35,430

Diversified Financial Services—4.1%
10,000	Bank of America Corp.	122,800
600	CME Group, Inc.	177,462

		300,262

Electronic Equipment, Instruments & Components—2.4%
4,940	FLIR Systems, Inc.	173,987

Energy Equipment & Services—1.4%
8,000	ION Geophysical Corp. (a)	101,120

Health Care Equipment & Supplies—7.1%
2,000	Edwards Lifesciences Corp. (a)	172,700
1,000	Intuitive Surgical, Inc. (a)	349,700

		522,400

Health Care Providers & Services—2.9%
3,305	Emergency Medical Services Corp. (a)	210,859

Health Care Technology—0.4%
1,428	Allscripts Healthcare Solutions, Inc. (a)	30,759

Hotels, Restaurants & Leisure—2.5%
5,000	Starbucks Corp.	180,950

Household Durables—5.2%
6,000	Tempur-Pedic International, Inc. (a)	376,680

Shares	Security Description	Value

Common Stocks—continued
Industrial Conglomerates—4.2%
8,000	Cookson Group PLC (a)	$95,611
10,300	General Electric Co.	210,635

		306,246

Internet & Catalog Retail—6.0%
800	priceline.com, Inc. (a)	437,608

Internet Software & Services—1.5%
200	Google, Inc.—Class A (a)	108,820

Machinery—18.5%
2,400	Cummins, Inc.	288,432
2,000	Eaton Corp.	107,060
11,000	Fenner PLC	71,254
40,000	Industrea, Ltd.	65,327
5,000	Pall Corp.	292,200
3,000	Snap-On, Inc.	185,310
10,000	Wabash National Corp. (a)	110,300
9,037	Westport Innovations, Inc. (a)	228,636

		1,348,519

Metals & Mining—11.7%
10,000	Globe Specialty Metals, Inc.	225,100
6,000	Northern Dynasty Minerals, Ltd. (a)	81,540
2,400	Teck Resources, Ltd.—Class B	130,200
3,000	Walter Energy, Inc.	414,660

		851,500

Oil, Gas & Consumable Fuels—0.7%
372	Apache Corp.	49,614

Real Estate Investment Trusts (REITs)—0.3%
1,095	Walter Investment Management Corp.	19,513

Semiconductors & Semiconductor Equipment—3.4%
8,000	ARM Holdings PLC—ADR	251,680

Software—4.1%
20,600	Mitek Systems, Inc. (a)	116,390
5,000	Oracle Corp.	180,250

		296,640

Specialty Retail—3.5%
10,000	GameStop Corp.—Class A (a)	256,800

Textiles, Apparel & Luxury Goods—1.7%
4,000	Maidenform Brands, Inc. (a)	126,640

	Total Common Stocks (Cost $5,219,778)	7,563,892

	Total Investments (Cost $5,219,778)—103.7% (b)	7,563,892
	Liabilities in Excess of Other Assets—(3.7)%	(272,888)

	TOTAL NET ASSETS 100.0%	$7,291,004

Percentages are stated as a percent of net assets.

(a) Non—income producing security.

(b) Includes securities pledged as collateral for line of credit outstanding on April 30, 2011.

ADR—American Depositary Receipt
PLC—Public Limited Company

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Balance Fund

Schedule of Portfolio Investments
April 30, 2011 (Unaudited)

Shares	Security Description	Value

Common Stocks—73.5%
Aerospace & Defense—1.3%
15,000	Honeywell International, Inc.	$918,450

Auto Components—3.6%
30,500	Autoliv, Inc.	2,443,965

Beverages—0.5%
5,000	Anheuser-Busch InBev NV—ADR	319,850

Capital Markets—1.8%
25,900	State Street Corp.	1,205,645

Chemicals—2.8%
3,200	Air Products & Chemicals, Inc.	305,664
6,000	Eastman Chemical Co.	643,500
10,000	E. I. duPont de Nemours & Co.	567,900
3,000	Lubrizol Corp.	403,560

		1,920,624

Commercial Banks—5.9%
18,000	Bancorp Rhode Island, Inc.	798,480
10,000	Pacific Continental Corp.	95,500
5,000	PNC Financial Services Group, Inc.	311,700
7,870	Southside Bancshares, Inc.	171,167
35,000	Sun Bancorp, Inc. (a)	127,400
7,293	Susquehanna Bancshares, Inc.	67,241
31,500	Valley National Bancorp	451,080
10,000	Washington Trust Bancorp, Inc.	234,300
69,501	Webster Financial Corp.	1,495,662
10,432	Wells Fargo & Co.	303,676

		4,056,206

Computers & Peripherals—0.6%
10,000	Hewlett-Packard Co.	403,700

Containers & Packaging—0.4%
30,000	Boise, Inc.	294,600

Diversified Financial Services—6.4%
63,041	Bank of America Corp.	774,144
143,670	Citigroup, Inc. (a)	659,445
2,600	CME Group, Inc.	769,002
45,600	JPMorgan Chase & Co.	2,080,728
10,406	Medallion Financial Corp.	96,047

		4,379,366

Electric Utilities—2.0%
34,017	FirstEnergy Corp.	1,359,319

Electrical Equipment—3.7%
22,500	AMETEK, Inc.	1,035,900
10,700	Emerson Electric Co.	650,132
7,700	Preformed Line Products Co.	553,245
4,000	Regal-Beloit Corp.	303,160

		2,542,437

Food & Staples Retailing—2.0%
15,000	CVS Caremark Corp.	543,600
20,000	Walgreen Co.	854,400

		1,398,000

Food Products—0.7%
10,000	H.J. Heinz Co.	512,300

Health Care Equipment & Supplies—1.1%
8,600	Becton, Dickinson & Co.	739,084

Health Care Providers & Services—1.3%
13,000	MEDNAX, Inc. (a)	921,960

Shares	Security Description	Value

Common Stocks—continued
Hotels, Restaurants & Leisure—0.7%
10,000	Darden Restaurants, Inc.	$469,700

Household Durables—1.0%
20,000	Hovnanian Enterprises, Inc.—Class A (a)	64,200
28,000	Lennar Corp.—Class A	531,720
10,000	Pulte Group, Inc. (a)	81,300

		677,220

Household Products—0.5%
4,000	Colgate-Palmolive Co.	337,400

Industrial Conglomerates—3.6%
10,000	3M Co.	972,100
74,600	General Electric Co.	1,525,570

		2,497,670

Insurance—1.6%
10,000	Aflac, Inc.	561,900
5,000	Chubb Corp.	325,950
12,227	Fidelity National Financial, Inc.—Class A	188,785

		1,076,635

IT Services—2.7%
5,374	Fidelity National Information Services, Inc.—Class A	177,880
10,000	International Business Machines Corp.	1,705,800

		1,883,680

Leisure Equipment & Products—0.7%
10,000	Hasbro, Inc.	468,400

Machinery—1.9%
14,800	Lincoln Electric Holdings, Inc.	1,162,984
10,000	Wabash National Corp. (a)	110,300

		1,273,284

Media—0.3%
7,692	CBS Corp.—Class B	193,992

Metals & Mining—0.3%
5,000	Southern Copper Corp.	187,300

Oil, Gas & Consumable Fuels—7.0%
59,000	CONSOL Energy, Inc.	3,191,310
8,000	El Paso Pipeline Partners LP	296,320
8,000	Hess Corp.	687,680
20,000	Penn Virginia Corp.	309,200
7,547	World Fuel Services Corp.	298,710

		4,783,220

Pharmaceuticals—3.1%
7,000	Abbott Laboratories	364,280
27,000	Johnson & Johnson	1,774,440

		2,138,720

Real Estate Investment Trusts—11.8%
13,636	American Capital Agency Corp.	396,944
13,000	Boston Properties, Inc.	1,358,890
100,000	CBL & Associates Properties, Inc.	1,857,000
13,804	Developers Diversified Realty Corp.	203,471
46,357	DiamondRock Hospitality Co.	558,138
4,286	DuPont Fabros Technology, Inc.	104,836

The accompanying notes are an integral part of these financial statements.

Alpine Dynamic Balance Fund

Schedule of Portfolio Investments—Continued
April 30, 2011 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
Real Estate Investment Trusts—continued
20,000	Invesco Mortgage Capital, Inc.	$454,800
12,700	ProLogis	206,883
23,823	Simon Property Group, Inc.	2,728,686
20,000	Two Harbors Investment Corp.	209,200

		8,078,848

Road & Rail—1.6%
15,000	Norfolk Southern Corp.	1,120,200

Textiles, Apparel & Luxury Goods—1.1%
5,000	Phillips-Van Heusen Corp.	352,050
4,000	VF Corp.	402,240

		754,290

Thrifts & Mortgage Finance—0.8%
75,600	Federal National Mortgage Association (a)	32,886
31,500	New York Community Bancorp, Inc.	522,900

		555,786

Trading Companies & Distributors—0.7%
3,000	WW Grainger, Inc.	454,800

	Total Common Stocks (Cost $46,064,364)	50,366,651

Principal Amount	Security Description	Value

Bonds and Notes—20.5%
U.S. Treasury Bonds—17.5%
$6,000,000	6.000%, 02/15/2026	$7,405,314
4,000,000	5.250%, 11/15/2028	4,575,624

		11,980,938

U.S. Treasury Notes—3.0%
2,000,000	5.000%, 08/15/2011	2,028,594

	Total Bonds and Notes (Cost $14,053,261)	14,009,532

Short-Term Investments—6.2%
4,275,000	State Street Eurodollar Time Deposit, 0.01%	4,275,000

	Total Short-Term Investments (Cost $4,275,000)	4,275,000

	Total Investments (Cost $64,392,625)—100.2%	68,651,183
	Liabilities in Excess of Other Assets—(0.2)%	(157,547)

	TOTAL NET ASSETS 100.0%	$68,493,636

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

ADR—American Depositary Receipt
NV—Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments April 30, 2011 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—101.7%
Alabama—3.7%
$5,000,000	Chatom Industrial Development Board Gulf Opportunity Zone Revenue, Powersouth Energy Cooperative—Series A, VRDN (SPA: National Rural Utilities Finance) 0.830%, 11/15/2038 (Putable on 05/16/2011) (a)	$5,000,100
2,000,000	Chatom Industrial Development Board Pollution Control Revenue, Electric—Series C, VRDN (SPA: National Rural Utilities Finance) 0.830%, 12/01/2024 (Putable on 06/01/2011) (a)	2,000,140
1,410,000	Madison Industrial Development Board Revenue, WL Halsey Grocery Co., VRDN (LOC: Regions Bank) 2.180%, 04/01/2016 (Putable on 05/06/2011) (a)	1,410,000
6,070,000	Mobile Downtown Redevelopment Authority Revenue, Lafayette Plaza Hotel Project—Series A, VRDN (LOC: Regions Bank) 1.530%, 05/01/2032 (Putable on 05/05/2011) (a)	6,070,000
20,000,000	Mobile Industrial Development Board Pollution Control Revenue, Alabama Power Co.—Barry Plant, VRDN (CS: Alabama Power Co.) 1.000%, 07/15/2034 (Putable on 08/16/2011) (a)	20,041,800
4,750,000	Montgomery Alpha Special Care Facilities Financing Authority, Mizell Memorial Hospital, Inc., VRDN (LOC: Regions Bank) 3.970%, 06/01/2022 (Putable on 05/06/2011) (a)	4,750,000
2,450,000	Montgomery Industrial Development Board Revenue, Kinpak, Inc., VRDN (LOC: Regions Bank) 4.000%, 06/01/2017 (Putable on 05/06/2011) (a)	2,450,000
5,795,000	The Health Care Authority for Baptist Health—Series A, VRDN (CS: Baptist Health) 6.125%, 11/15/2036 (Putable on 05/15/2012) (a)	5,941,903
2,125,000	The Health Care Authority for Baptist Health—Series B, ARN (CS: Baptist Health) 1.200%, 11/15/2037 (a)(b)	2,125,000

		49,788,943

Principal Amount	Security Description	Value

Municipal Bonds—continued
Arizona—2.6%
$13,200,000	Cochise County Pollution Control Corp. Revenue, Arizona Electric Power Cooperative, Inc. Project, VRDN (CS: National Rural Utilities) 1.250%, 09/01/2024 (Putable on 09/01/2011) (a)	$13,203,300
4,120,000	Coconino County Pollution Control Corp. Revenue, Arizona Public Services Navajo—Series A (CS: Arizona Public Service Corp.) 3.625%, 10/01/2029 (Putable on 07/13/2013)	4,100,554
500,000	Flagstaff, Aspen Place Sawmill Improvement District (CS: Flagstaff Arizona Revenue) 5.000%, 01/01/2013	501,460
3,300,000	Maricopa County Pollution Control Corp., Arizona Public Services Co.—Series B (CS: Arizona Public Service Corp.) 5.500%, 05/01/2029 (Putable on 05/01/2012)	3,419,460
6,000,000	Navajo County Pollution Control Corp.—Series A (CS: Arizona Public Service Corp.) 5.000%, 06/01/2034 (Putable on 06/01/2012)	6,203,400
7,050,000	Scottsdale Industrial Development Authority Hospital Revenue, Scottsdale Healthcare— Series F, ARN (CS: Assured Guaranty) 1.050%, 09/01/2045 (a)(b)	7,050,000

		34,478,174

Arkansas—2.6%
1,000,000	Baxter County Revenue, Baxter County Hospital (CS: Baxter County Regional Hospital, Inc.) 3.000%, 09/01/2011	1,002,580
5,295,000	Pulaski County Public Facilities Board Revenue, Anthony School, VRDN (LOC: Regions Bank) 1.630%, 06/01/2033 (Putable on 05/06/2011) (a)	5,295,000
5,425,000	Pulaski County Public Facilities Board Revenue, Chapelridge, VRDN (LOC: Regions Bank) 2.080%, 03/01/2032 (Putable on 05/06/2011) (a)	5,425,000
6,350,000	Pulaski County Public Facilities Board Revenue, Chapelridge Southwest, VRDN (LOC: Regions Bank) 2.030%, 11/01/2034 (Putable on 05/06/2011) (a)	6,350,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued April 30, 2011 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Arkansas—continued
$4,350,000	Pulaski County Public Facilities Board Revenue, Valley Heights Apartments II—Series C, VRDN (LOC: Regions Bank) 2.080%, 04/01/2040 (Putable on 05/06/2011) (a)	$4,350,000
5,200,000	State Development Finance Authority, Capri Apartments—Series F, VRDN (LOC: Regions Bank) 2.080%, 10/01/2030 (Putable on 05/06/2011) (a)	5,200,000
7,500,000	State Development Finance Authority, Chapelridge Benton—Series C, VRDN (LOC: Regions Bank) 2.030%, 06/01/2032 (Putable on 05/06/2011) (a)	7,500,000

		35,122,580

California—11.2%
800,000	Alameda Public Finance Authority Revenue, Harbor Bay—Series A (CS: Alameda Public Finance Authority) 4.000%, 09/02/2011	806,760
10,050,000	Palomar Pomerado Health Care— Series A, ARN (CS: Assured Guaranty) 1.300%, 11/01/2036 (a)(b)	10,050,000
2,875,000	Palomar Pomerado Health Care— Series B, ARN (CS: Assured Guaranty) 1.290%, 11/01/2036 (a)(b)	2,875,000
14,250,000	Palomar Pomerado Health Care— Series C, ARN (CS: Assured Guaranty) 1.300%, 11/01/2036 (a)(b)	14,250,000
1,400,000	State Health Facilities Financing Authority Revenue, Community Program for Persons with Developmental Disabilities— Series A (CS: A Home for Life LLC) 4.000%, 02/01/2012	1,420,790
300,000	State Housing Finance Agency Revenue, Multifamily Housing— Series A, VRDN (CS: Assured Guaranty) 3.850%, 02/01/2034 (Putable on 05/06/2011) (a)	300,000
15,785,000	State Municipal Finance Authority Revenue, Vacaville Christian Schools, VRDN (LOC: Allied Irish Bank PLC) 4.510%, 08/01/2037 (Putable on 05/06/2011) (a)	15,785,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
California—continued
$47,500,000	State Pollution Control Finance Authority Solid Waste Revenue, Republic Services, Inc.—Series A, VRDN (CS: Republic Services, Inc.) 1.875%, 08/01/2023 (Putable on 08/01/2011) (a)	$47,500,000
5,000,000	State Revenue Anticipation Notes—Series A-1 3.000%, 05/25/2011	5,007,300
25,000,000	State Revenue Anticipation Notes—Series A-2 3.000%, 06/28/2011	25,089,000
11,750,000	Statewide Communities Development Authority Revenue, Western University of Health Sciences—Series A, VRDN (LOC: Bank of New York Mellon, BNP Paribas, Allied Irish Bank PLC) 4.150%, 06/01/2039 (Putable on 05/06/2011) (a)	11,750,000
	Twin Rivers Unified School District, School Facilities Boarding Program (CS: Assured Guaranty)
10,000,000	3.500%, 06/01/2027 (Putable on 05/31/2013)	9,999,800
5,000,000	3.500%, 06/01/2035 (Putable on 05/01/2013)	4,993,350
125,000	Washington Township Health Care District Revenue—Series A (CS: Washington, California Health Care Authority) 4.500%, 07/01/2011	125,732

		149,952,732

Colorado—0.9%
6,520,000	Denver City & County Airport Revenue—Series A (CS: AMBAC) 6.000%, 11/15/2011	6,545,493
1,900,000	Denver City & County Airport Revenue—Subseries A3 (CS: Assured Guaranty) 5.000%, 11/15/2032 (Putable on 05/15/2011)	1,902,755
3,000,000	Denver City & County Airport Revenue—Subseries A4 5.250%, 11/15/2032 (Putable on 05/15/2011)	3,004,590
1,000,000	E-470 Public Highway Authority Revenue—Series A-2 (CS: MBIA) 5.000%, 09/01/2039 (Putable on 09/01/2011)	1,009,070

		12,461,908

Connecticut—0.9%
6,500,000	State Development Authority, Light & Power—Series A, VRDN (CS: Northeast Utilities) 1.250%, 05/01/2031 (a)	6,504,095

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued April 30, 2011 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Connecticut—continued
$5,765,000	State Health & Educational Facilities Authority Revenue, Kingswood-Oxford School— Series B, VRDN (LOC: Allied Irish Bank PLC) 5.000%, 07/01/2030 (Putable on 05/06/2011) (a)	$5,765,000

		12,269,095

Florida—4.2%
1,000,000	Arcadia Housing Authority, Arcadia Oaks Associated, Ltd. (CS: TransAmerica Life Insurance Co.) 4.250%, 01/01/2012	1,000,550
7,920,000	Broward County Housing Finance Authority, Golf View Gardens Apartments, VRDN (LOC: Regions Bank) 4.250%, 11/01/2043 (Putable on 05/06/2011) (a)	7,920,000
4,820,000	Cape Coral Water & Sewer Revenue (CS: Cape Coral Water & Sewer) 6.000%, 10/01/2011	4,894,083
3,005,000	Eustis Multi-Purpose Revenue, Series A, VRDN (LOC: SunTrust Bank) 0.850%, 12/01/2027 (Putable on 05/06/2011) (a)	3,005,000
7,895,000	Jackson County Industrial Revenue, Ice River Springs, VRDN (LOC: Regions Bank) 2.030%, 07/01/2023 (Putable on 05/06/2011) (a)	7,895,000
5,305,000	Lee County Housing Finance Authority Revenue, Heron Pond Apartments, VRDN (LOC: Regions Bank) 4.250%, 12/01/2043 (Putable on 05/06/2011) (a)	5,305,000
5,000,000	Lee County, Solid Waste Systems (CS: MBIA) 5.625%, 10/01/2012	5,079,600
1,245,000	Marion County Industrial Development Authority Revenue, Capris Furniture Industries, Inc., VRDN (LOC: SunTrust Bank) 0.890%, 02/01/2025 (Putable on 05/06/2011) (a)	1,245,000
1,500,000	Marion County Industrial Development Authority Revenue, ESD Waste 2 Water, Inc., VRDN (LOC: SunTrust Bank) 0.890%, 10/01/2026 (Putable on 05/06/2011) (a)	1,500,000
10,000,000	Miami-Dade County Industrial Development Authority Revenue, Waste Management, Inc. (CS: Waste Management, Inc.) 5.400%, 08/01/2023 (Putable on 08/01/2011)	10,093,900

Principal Amount	Security Description	Value

Municipal Bonds—continued
Florida—continued
$5,185,000	Miami-Dade County State Aviation—Series C (CS: MBIA) 5.250%, 10/01/2012	$5,199,000
370,000	North Sumter County Utility Dependent District Revenue 3.000%, 10/01/2011	371,413
900,000	Saint Johns County Industrial Development Authority, Coastal Health Care Investor, VRDN (LOC: SunTrust Bank) 2.750%, 12/01/2016 (Putable on 05/06/2011) (a)	900,000
1,110,000	State Housing Finance Corp. Revenue, Stuart Pointe Apartments—Series B-3, VRDN (LOC: SunTrust Bank) 1.100%, 04/01/2034 (Putable on 05/06/2011) (a)	1,110,000
320,000	University Athletic Association, Inc., VRDN (LOC: SunTrust Bank) 3.750%, 10/01/2027 (Putable on 10/01/2011) (a)	323,258

		55,841,804

Georgia—4.5%
11,240,000	Burke County Development Authority Pollution Control Revenue, Oglethorpe Power Corp.—Vogtle Project—Series A, (CS: Oglethorpe Power Corp.) 2.500%, 01/01/2040 (Putable on 03/01/2013)	11,261,918
1,310,000	DeKalb County Housing Authority, Stone Mill Run Apartments, VRDN (LOC: Regions Bank) 2.180%, 08/01/2027 (Putable on 05/06/2011) (a)	1,310,000
1,300,000	Douglas County Development Authority Revenue, Electrical Fiber Systems, VRDN (LOC: Regions Bank) 2.180%, 12/01/2021 (Putable on 05/06/2011) (a)	1,300,000
2,570,000	Gainesville & Hall County Development Authority Tax-Exempt Revenue, Atex, Inc. Project, VRDN (LOC: Regions Bank) 2.130%, 09/01/2023 (Putable on 05/06/2011) (a)	2,570,000
11,900,000	Gwinnett County Housing Authority Multi-Family Housing Revenue, Palisades Apartments Project, VRDN (LOC: SunTrust Bank) 1.350%, 03/01/2041 (Putable on 05/06/2011) (a)	11,900,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued April 30, 2011 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Georgia—continued
$1,180,000	Liberty County Industrial Authority, HY Sil Manufacturing Co., Inc.— Series A, VRDN (LOC: SunTrust Bank) 0.890%, 03/01/2016 (Putable on 05/06/2011) (a)	$1,180,000
14,450,000	Municipal Electric Authority of Georgia, Project One Subordinated Bonds—Series B, VRDN (LOC: Dexia Credit Local) 0.900%, 01/01/2048 (Putable on 05/06/2011) (a)	14,450,000
1,975,000	Rome-Floyd County Development Authority Revenue, Steel King Industries, Inc., VRDN (LOC: M&I Bank) 1.700%, 07/01/2020 (Putable on 05/06/2011) (a)	1,975,000
14,045,000	Walker Dade & Catoosa Counties Hospital Authority, Anticipation Certificates, Hutcheson Medical, VRDN (LOC: Regions Bank) 1.530%, 10/01/2028 (Putable on 05/06/2011) (a)	14,045,000

		59,991,918

Illinois—8.0%
26,760,000	Crestwood Tax Increment Revenue, 135th & Cicero Redevelopment, VRDN (LOC: Fifth Third Bank) 1.500%, 12/01/2023 (Putable on 05/06/2011) (a)	26,760,000
9,000,000	Finance Authority Industrial Development Revenue, Lutheran Home & Services, VRDN (LOC: Allied Irish Bank PLC) 4.510%, 08/15/2031 (Putable on 05/06/2011) (a)	9,000,000
4,400,000	Springfield Airport Authority, Allied-Signal, Inc., VRDN 6.500%, 09/01/2018 (Putable on 05/06/2011) (a)	4,400,000
1,000,000	State Finance Authority Revenue, Provena Health— Series A (CS: Provena Health) 5.000%, 05/01/2011	1,000,000
15,000,000	State General Obligation Bond Unlimited (CS: State of Illinois) 3.000%, 05/20/2011	15,012,150
51,000,000	State General Obligation Bond Unlimited—Series B, VRDN (SPA: DEPFA Bank PLC) 3.250%, 10/01/2033 (Putable on 05/06/2011) (a)	51,000,000

		107,172,150

Principal Amount	Security Description	Value

Municipal Bonds—continued
Indiana—2.6%
$6,750,000	Columbus Industrial Revenue, Mill Division, VRDN (LOC: SunTrust Bank) 0.890%, 05/01/2015 (Putable on 05/06/2011) (a)	$6,750,000
1,500,000	Hammond Local Public Improvement Bond Bank Revenue, Advance Funding Program Notes—Series A (LOC: Fifth Third Bank) 3.000%, 01/03/2012	1,510,485
8,500,000	State Finance Authority Economic Development Revenue, Republic Services, Inc.—Series A VRDN (CS: Republic Services Group) 1.850%, 05/01/2034 (Putable on 06/01/2011) (a)	8,500,425
18,370,000	State Finance Authority Revenue, Marion General Hospital— Series A, VRDN (LOC: Regions Bank) 1.530%, 07/01/2035 (Putable on 05/06/2011) (a)	18,370,000

		35,130,910

Kansas-0.3%
3,425,000	Topeka Multifamily Housing Refunding, Fleming Court, VRDN (LOC: M&I Bank) 2.090%, 12/01/2028 (Putable on 05/06/2011) (a)	3,425,000

Kentucky—1.6%
2,135,000	Fort Mitchell Industrial Building Revenue, Grandview/Hemmer, VRDN (LOC: PNC Bank N.A.) 2.000%, 08/01/2016 (Putable on 08/01/2011) (a)	2,135,000
9,420,000	Kentucky Economic Development Finance Authority Revenue, Solid Waste Disposal Refunding —Series A, VRDN (CS: Republic Services, Inc.) 1.850%, 04/01/2031 (Putable on 06/01/2011) (a)	9,420,471
3,650,000	Pulaski County Solid Waste Disposal Revenue, National Rural Utilities-East Kentucky Power—Series B, VRDN 1.250%, 08/15/2023 (Putable on 08/15/2011) (a)	3,650,876
6,810,000	Wilmore Industrial Building Revenue, Asbury Theological, VRDN (LOC: Regions Bank) 1.530%, 08/01/2031 (Putable on 05/06/2011) (a)	6,810,000

		22,016,347

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2011 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Louisiana—3.8%
$1,025,000	Donaldsonville Industrial Development Revenue, Chef John Folse & Co., Inc., VRDN (LOC: Regions Bank) 3.970%, 04/01/2023 (Putable on 05/06/2011) (a)	$1,025,000
5,000,000	Donaldsonville Industrial Development Revenue, Chef John Folse & Co., Inc.,— Series A, VRDN (LOC: Regions Bank) 3.970%, 02/01/2027 (Putable on 05/06/2011) (a)	5,000,000
4,600,000	Jefferson Parish Industrial Development Board Revenue, Sara Lee Corp., VRDN (CS: Sara Lee Corp.) 5.000%, 06/01/2024 (Putable on 05/02/2011) (a)	4,600,000
2,065,000	North Webster Parish Industrial Development Revenue, CSP, VRDN (LOC: Regions Bank) 4.060%, 09/01/2021 (Putable on 05/06/2011) (a)	2,065,000
2,475,000	Ouachita Parish Industrial Development Board, Garrett Manufacturing LLC, VRDN (LOC: Regions Bank) 2.130%, 12/01/2016 (Putable on 05/06/2011) (a)	2,475,000
20,000,000	Plaquemines Port Harbor & Terminal District Revenue, International Marine Terminal— Series A (LOC: Wells Fargo Bank N.A.) 1.200%, 03/15/2025 (Putable on 09/22/2011)	20,012,000
2,050,000	State Housing Finance Agency Revenue, Multifamily Housing Restoration—Series A, VRDN (LOC: Regions Bank) 2.130%, 12/01/2032 (Putable on 05/06/2011) (a)	2,050,000
8,495,000	State Public Facilities Authority Revenue, Century Wilshire, Inc. Project, VRDN (LOC: Regions Bank) 1.530%, 02/01/2033 (Putable on 05/06/2011) (a)	8,495,000
2,955,000	State Public Facilities Authority Revenue, Equipment & Capital Facilities Pooled—Loan B, VRDN (CS: Capital One, LOC: Hibernia National Bank) 1.500%, 07/01/2033 (Putable on 05/06/2011) (a)	2,955,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Louisiana—continued
$1,945,000	State Public Facilities Authority Revenue, Equipment & Capital Facilities Pooled—Series B, VRDN (CS: Capital One, LOC: Hibernia National Bank) 1.500%, 07/01/2033 (Putable on 05/06/2011) (a)	$1,945,000

		50,622,000

Maryland—1.1%
14,980,000	State Health & Higher Educational Facilities Authority Revenue, Woodmont Academy, VRDN (LOC: Allied Irish Bank PLC) 4.280%, 07/01/2038 (Putable on 05/06/2011) (a)	14,980,000

Massachusetts—0.8%
2,250,000	State Development Finance Agency, Waste Management, Inc.—Series B 3.400%, 12/01/2029 (Putable on 12/01/2012)	2,295,765
3,500,000	State Health & Educational Facilities Authority Revenue, Northeastern University— Series T-1 (CS: Northeastern University) 4.125%, 10/01/2037 (Putable on 02/16/2012)	3,602,690
2,000,000	State Health & Educational Facilities Authority Revenue, Northeastern University— Series T-2 (CS: Northeastern University) 4.100%, 10/01/2037 (Putable on 04/19/2012)	2,070,900
760,000	State Health & Educational Facilities Authority Revenue, Springfield College (CS: Springfield College) 3.000%, 10/15/2011	762,272
1,715,000	State Health & Educational Facilities Authority Revenue, Winchester Hospital (CS: Winchester Hospital) 2.500%, 07/01/2011	1,714,177

		10,445,804

Michigan—6.0%
1,520,000	Kalamazoo Hospital Finance Authority Revenue, Bronson Methodist (CS: Assured Guaranty, Bronson Methodist) 2.500%, 05/15/2011	1,520,654
500,000	State Finance Authority, Government Loan Program— Series D (CS: Michigan State Finance Authority) 3.000%, 06/01/2011	500,400

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2011 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Michigan—continued
$10,000,000	State Finance Authority, State Aid Revenue Notes—Series A-1 (CS: Detroit CSD) 6.450%, 02/20/2012	$10,085,900
17,000,000	State Finance Authority, State Aid Revenue Notes—Series E (CS: Detroit CSD) 4.750%, 08/22/2011	17,142,630
29,560,000	State Housing Development Authority Revenue—Series A, VRDN (CS: Assured Guaranty, SPA: DEPFA Bank PLC) 1.550%, 04/01/2040 (Putable on 05/06/2011) (a)	29,560,000
11,780,000	State Strategic Fund Limited Obligation Revenue, Father Gabriel High School Project, VRDN (LOC: Allied Irish Bank PLC) 4.510%, 05/01/2032 (Putable on 05/06/2011) (a)	11,780,000
1,730,000	State Strategic Fund Limited Obligation Revenue, Industrial Development Bank Real Estate Project, VRDN (LOC: Fifth Third Bank) 2.000%, 12/01/2023 (Putable on 05/06/2011) (a)	1,730,000
3,000,000	State Strategic Fund Limited Obligations Revenue, Detroit Education Court (CS: Detroit Edison Co.) 3.050%, 08/01/2024 (Putable on 12/03/2012)	3,040,290
800,000	State Strategic Fund Limited Obligations Revenue, Press-Way, Inc., VRDN (LOC: JPMorgan Chase Bank) 1.100%, 05/01/2018 (Putable on 05/06/2011) (a)	800,000
300,000	State Strategic Fund Limited Obligations Revenue, Warren Screw Products, Inc., VRDN (LOC: JPMorgan Chase Bank) 1.100%, 09/01/2016 (Putable on 05/06/2011) (a)	300,000
	State Strategic Fund Limited Obligations Revenue, Waste Management, Inc. (CS: Waste Management, Inc.)
1,500,000	3.200%, 08/01/2027 (Putable on 08/01/2013)	1,526,430
1,910,000	4.625%, 12/01/2012	1,981,281

		79,967,585

Minnesota—0.1%
200,000	Rochester Health Care Facilities Revenue, Olmsted Medical Center (CS: Rochester Health Care Facilities) 2.500%, 07/01/2011	199,946

Principal Amount	Security Description	Value

Municipal Bonds—continued
Minnesota—continued
$1,200,000	Saint Paul Port Authority Revenue, Bix Fruit Co.,—Series A, VRDN (LOC: M&I Bank) 2.250%, 02/01/2018 (Putable on 05/06/2011) (a)	$1,200,000

		1,399,946

Mississippi—2.1%
6,560,000	State Business Finance Corp., Best Buy Plaza LP, VRDN (LOC: Regions Bank) 1.530%, 09/01/2033 (Putable on 05/06/2011) (a)	6,560,000
6,495,000	State Business Finance Corp. Revenue, Hattiesburg Clinic Professional Association Project, VRDN (LOC: Regions Bank) 1.530%, 11/01/2026 (Putable on 05/06/2011) (a)	6,495,000
2,900,000	State Business Finance Corp., Solid Waste Disposal Revenue, Waste Management, Inc. Project 1.750%, 03/01/2029 (Putable on 09/01/2011)	2,900,899
5,280,000	State Business Finance Corp., Tri-State Truck Center, Inc. Project, VRDN (LOC: Regions Bank) 1.630%, 03/01/2033 (Putable on 05/06/2011) (a)	5,280,000
6,050,000	State Home Corp. Multifamily Housing Authority Revenue, Chapel Ridge Apartments, VRDN (LOC: Regions Bank) 2.080%, 05/01/2031 (Putable on 05/06/2011) (a)	6,050,000
750,000	State Hospital Equipment & Facilities Authority Revenue, Baptist Health System, Inc. (CS: Mississippi Baptist Health Systems, Inc.) 5.000%, 08/15/2011	756,510

		28,042,409

Missouri—2.3%
10,950,000	Branson Creek Community Improvement District, Special Assessment, VRDN (LOC: Regions Bank) 2.780%, 03/01/2022 (Putable on 05/06/2011) (a)	10,950,000
4,770,000	Saint Charles County Industrial Development Authority Industrial Revenue, Newco Enterprises Project—Series A, VRDN (LOC: M&I Bank) 1.800%, 12/01/2029 (Putable on 05/06/2011) (a)	4,770,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2011 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Missouri—continued
$2,625,000	Saint Louis County Industrial Development Authority, Metal Products, VRDN (LOC: M&I Bank) 2.090%, 02/01/2023 (Putable on 05/06/2011) (a)	$2,625,000
2,500,000	Springfield Industrial Development Authority, Edco Group, Inc., VRDN (LOC: M&I Bank) 1.800%, 10/01/2027 (Putable on 05/06/2011) (a)	2,500,000
10,000,000	State Health & Educational Facilities Authority Revenue, Mother of Good Counsel Home Project, VRDN (LOC: Allied Irish Bank PLC) 4.530%, 07/01/2037 (Putable on 05/06/2011) (a)	10,000,000

		30,845,000

Multi-State—0.2%
4,700,000	Theop, LLC, ARN (CS: American Housing Foundation) 0.426%, 01/01/2039 (a)(b)(c)(d)	2,561,500

Nevada—0.4%
750,000	Reno Hospital Revenue, Washoe Medical Center—Series C (CS: Assured Guaranty) 3.000%, 06/01/2011	750,982
3,900,000	Winnemucca Economic Development Revenue, Carry-On Trailer, Inc. Project, VRDN (LOC: Regions Bank) 2.450%, 11/01/2026 (Putable on 05/06/2011) (a)	3,900,000

		4,650,982

New Hampshire—0.5%
1,000,000	State Business Financing Authority, United Illuminating Co. (CS: United Illuminating Co.) 7.125%, 07/01/2027 (Putable on 02/01/2012)	1,040,080
5,000,000	State Business Financing Authority, United Illuminating Co.—Series A (CS: United Illuminating Co.) 6.875%, 12/01/2029 (Putable on 02/01/2012)	5,191,250

		6,231,330

New Jersey—2.8%
4,625,000	Gloucester County Improvement Authority, Waste Management, Inc.—Series A (CS: Waste Management, Inc.) 2.625%, 12/01/2029 (Putable on 12/03/2012)	4,700,110

Principal Amount	Security Description	Value

Municipal Bonds—continued
New Jersey—continued
$1,000,000	Gloucester County Improvement Authority, Waste Management, Inc.—Series B (CS: Waste Management, Inc.) 3.375%, 12/01/2029 (Putable on 12/03/2012)	$1,020,020
230,000	Health Care Facilities Finance Authority Revenue, Trinitas Hospital—Series A Convertible (CS: Trinitas Hospital) 4.750%, 07/01/2012	231,196
28,000,000	Newark Tax Anticipation Notes— Series A 3.700%, 02/08/2012	28,134,680
2,560,000	State Economic Development Authority Revenue, El Dorado Terminals Co. Project— Series A, VRDN (CS: Dow Chemical Co.) 1.100%, 12/01/2021 (Putable on 07/01/2011) (a)	2,560,256
770,000	Tobacco Settlement Financing Corp. (CS: Tobacco Settlement Fund) 5.750%, 06/01/2032	802,856

		37,449,118

New York—1.8%
4,235,000	New York City Industrial Development Agency Civic Facilities Revenue, Columbia Grammar & Prep., VRDN (LOC: Allied Irish Bank PLC) 4.600%, 12/31/2034 (Putable on 05/06/2011) (a)	4,235,000
1,345,000	State Dormitory Authority Revenue, Manhattan Marymount (CS: New York State Dormitory Authority) 3.000%, 07/01/2011	1,347,529
18,000,000	Syracuse General Obligation Anticipation Notes (CS: State Aid Withholding, Syracuse, NY) 1.500%, 06/30/2011	18,013,320
500,000	Westchester Tobacco Asset Securitization Corp. (CS: Westchester Tobacco) 5.000%, 06/01/2026	435,980

		24,031,829

North Carolina—1.3%
2,500,000	State Capital Facilities Finance Agency Solid Waste Disposal Revenue, Republic Services, Inc. —Series A, VRDN 1.650%, 07/01/2034 (Putable on 06/01/2011) (a)
		2,500,125

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2011 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
North Carolina—continued
$15,000,000	State Capital Facilities Finance Agency Solid Waste Disposal Revenue, Republic Services, Inc.—Series B, VRDN (CS: Republic Services, Inc.) 1.900%, 12/01/2020 (Putable on 06/01/2011) (a)	$15,000,000

		17,500,125

Ohio—1.3%
3,000,000	Akron Special Assessment (CS: Akron, OH) 2.500%, 09/30/2011	3,012,600
2,000,000	Buckeye Tobacco Settlement Financing Authority Revenue, Senior Current Interest Serial Bond—Series A-1 5.000%, 06/01/2011	2,003,380
1,000,000	Lorain General Obligation, Bond Anticipation Notes— Various Purpose—Series A (CS: Lorain, OH) 3.625%, 09/22/2011	1,002,540
1,680,000	Marysville Tax Increment Financing Revenue, Bond Anticipation Notes—Coleman—Series A (LOC: Fifth Third Bank) 2.875%, 08/30/2011	1,681,193
1,000,000	Marysville Tax Increment Financing Revenue, Bond Anticipation Notes—Roadway Improvement— Series B (LOC: Fifth Third Bank) 3.000%, 08/30/2011	1,000,810
2,485,000	State Air Quality Development Authority, First Energy—Series C (CS: First Energy) 3.000%, 10/01/2018 (Putable on 04/02/2012)	2,502,594
2,305,000	State Water Development Authority, First Energy—Series B (CS: First Energy) 3.000%, 10/01/2018 (Putable on 04/02/2012)	2,321,319
500,000	Steubenville Hospital Revenue, Trinity Health Services (CS: Trinity Health Systems) 2.000%, 10/01/2011	500,620
2,875,000	Warrensville Heights, General Obligation Notes, Variable Purpose—Series 3 (CS: Warrensville Heights, OH) 2.500%, 09/09/2011	2,886,184

		16,911,240

Oklahoma—0.2%
200,000	Cherokee Nation of Oklahoma National Healthcare System— Series 2006 (CS: ACA) 4.100%, 12/01/2011 (e)	202,272
355,000	Tulsa Airports Improvement Trust Revenue—Series C 4.000%, 06/01/2011	355,664

Principal Amount	Security Description	Value

Municipal Bonds—continued
Oklahoma—continued
$1,570,000	Tulsa Industrial Authority Revenue, University of Tulsa—Series A (CS: National Public Finance Guarantee Corp.) 6.000%, 10/01/2011	$1,596,423

		2,154,359

Oregon—1.2%
15,000,000	Gilliam County Solid Waste Disposal Authority Revenue, Waste Management, Inc. Project, VRDN 1.700%, 10/01/2018 (Putable on 09/01/2011) (a)	15,002,250
500,000	State Facilities Authority Revenue, Legacy Health Project—Series A (CS: Legacy Health System) 3.000%, 05/01/2012	508,395

		15,510,645

Pennsylvania—9.1%
500,000	Allegheny County Airport Authority Revenue, Pittsburgh International Airport—Series A (CS: Pittsburgh International Airport) 4.000%, 01/01/2012	507,455
2,500,000	Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center—Series A (CS: University of Pittsburgh Medical Center) 3.000%, 05/15/2011	2,502,025
22,945,000	Allegheny County Industrial Development Authority Revenue, Longwood Oakmont— Series A, VRDN (LOC: Allied Irish Bank PLC) 4.900%, 07/01/2038 (Putable on 05/02/2011) (a)	22,945,000
1,100,000	Delaware County Authority Revenue, Elwyn Project (CS: Elwyn, Inc.) 2.500%, 06/01/2011	1,100,275
48,000,000	Philadelphia School District Tax & Revenue Anticipation Notes—Series A (CS: Philadelphia School District) 2.500%, 06/30/2011	48,144,960
1,000,000	State Economic Development Financing Authority Revenue, Exelon Generation (CS: Exelon Generation) 5.000%, 12/01/2042 (Putable on 06/01/2012)	1,030,190
2,000,000	State Economic Development Financing Authority Revenue, Waste Management, Inc., VRDN (CS: Waste Management, Inc.) 2.625%, 12/01/2033 (Putable on 12/03/2012) (a)	2,032,480

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2011 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Pennsylvania—continued
$4,500,000	State Economic Development Financing Authority Solid Waste Disposal Revenue, Republic Services, Inc.— Series A, VRDN (CS: Republic Services, Inc.) 1.700%, 04/01/2019 (Putable on 07/01/2011) (a)	$4,500,405
5,000,000	State Economic Development Financing Authority Solid Waste Disposal Revenue, Republic Services, Inc.—Series B, VRDN (CS: Republic Services, Inc.) 1.500%, 12/01/2030 (Putable on 07/01/2011)	5,000,450
18,620,000	State Higher Educational Facilities Authority Revenue, Multi- Modal—Drexel University— Series B, VRDN (LOC: Allied Irish Bank PLC) 4.150%, 05/01/2033 (Putable on 05/06/2011) (a)	18,620,000
9,700,000	State Housing Finance Agency Revenue, Single Family Mortgage—Series B, VRDN (CS: GO of Agency; ASPA: Dexia Credit Local) 1.000%, 04/01/2027 (Putable on 05/06/2011) (a)	9,700,000
6,000,000	Washington County Hospital Authority Revenue, Washington Hospital—Series A (LOC: Wells Fargo Bank N.A.) 0.700%, 07/01/2037 (Putable on 07/01/2011)	6,000,000

		122,083,240

Puerto Rico—3.9%
2,000,000	Commonwealth of Puerto Rico 5.750%, 07/01/2011	2,014,700
625,000	Public Finance Corp., Commonwealth—Series A (CS: FGIC, LOC: Government Development Bank for Puerto Rico) 5.250%, 08/01/2031 (Putable on 02/01/2012)	635,350
29,185,000	Public Finance Corp., Commonwealth—Series A (LOC: Government Development Bank for Puerto Rico) 5.750%, 08/01/2027 (Putable on 02/01/2012)	29,774,245
20,000,000	Sales Tax Financing Corp.—Series A 5.000%, 08/01/2039	20,229,200

		52,653,495

Rhode Island—0.2%
500,000	Providence Public Buildings Authority Revenue, Various Capital Projects—Series A (CS: Assured Guaranty) 3.000%, 06/15/2012	502,340

Principal Amount	Security Description	Value

Municipal Bonds—continued
Rhode Island—continued
$2,190,000	State Economic Development Corp. Revenue, Airport Revenue Bonds—Series A (CS: National Public Finance Guarantee Corp.) 5.000%, 07/01/2012	$2,257,386

		2,759,726

South Carolina—0.4%
5,600,000	State Jobs-Economic Development Authority Revenue, Goglanian Bakeries, Inc., VRDN (LOC: Zions First National Bank) 2.060%, 12/01/2029 (Putable on 05/06/2011) (a)	5,600,000

Tennessee—1.8%
2,550,000	Franklin County Industrial Development Board Revenue, Zanini Tennessee, Inc. Project— Series B, VRDN (LOC: Regions Bank) 2.130%, 12/01/2020 (Putable on 05/06/2011) (a)	2,550,000
2,250,000	Lewisburg Industrial Development Board, Waste Management, Inc. (CS: Waste Management, Inc.) 2.500%, 07/01/2012	2,264,085
3,035,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, Summerwind Apartments Project, VRDN (LOC: Regions Bank) 3.900%, 12/01/2040 (Putable on 05/06/2011) (a)	3,035,000
3,415,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, Wedgewood— Series A, VRDN (LOC: Regions Bank) 2.130%, 06/01/2034 (Putable on 05/06/2011) (a)	3,415,000
4,800,000	Metropolitan Government Nashville & Davidson County Industrial Development Board Revenue, Rodgers Welch Venture, VRDN (LOC: Regions Bank) 2.440%, 12/01/2014 (Putable on 05/06/2011) (a)	4,800,000
1,000,000	Shelby County Airport Authority Revenue (CS: National Public Finance Guarantee Corp.) 5.500%, 11/15/2011	1,020,140
4,705,000	Shelby County Health Educational & Housing Facilities Board, Eden Pointe Apartments, VRDN (LOC: Regions Bank) 2.080%, 03/01/2040 (Putable on 05/06/2011) (a)	4,705,000

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2011 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Tennessee—continued
$1,700,000	Wilson County Industrial Development Board, Rock Tennessee Converting Co., VRDN (LOC: SunTrust Bank) 0.890%, 07/01/2035 (Putable on 05/06/2011) (a)	$1,700,000

		23,489,225

Texas—3.3%
12,600,000	Coastal Bend Health Facilities Development Corp., Christus Health—Subseries B-2, ARN (CS: Assured Guaranty) 1.280%, 07/01/2031 (a)(b)	12,600,000
	Crawford Education Facilities Corp. Revenue, I.F. Obligated Group Project—Series A, VRDN (LOC: Allied Irish Bank PLC)
7,050,000	4.380%, 05/01/2038 (Putable on 05/06/2011) (a)	7,050,000
4,975,000	4.380%, 09/01/2039 (Putable on 05/06/2011) (a)	4,975,000
6,000,000	Gulf Coast Industrial Development Authority Revenue, Cinergy Solutions, VRDN (CS: Duke Power) 1.170%, 05/01/2039 (Putable on 05/06/2011) (a)	6,000,000
3,700,000	Harris County Health Facilities Development Corp., Christus Health—Series A-3, ARN (CS: Assured Guaranty) 1.280%, 07/01/2031 (a)(b)	3,700,000
200,000	Harris County Health Facilities Development Corp., Christus Health—Series A-4, ARN (CS: Assured Guaranty) 1.280%, 07/01/2031 (a)(b)	200,000
1,000,000	Houston Airport Systems Revenue, Subordinated Lien—Series A (CS: Assured Guaranty) 5.875%, 07/01/2012	1,003,720
1,000,000	Matagorda County Navigation District No. 1, AEP Texas Central Co. (CS: American Electric Power) 5.125%, 06/01/2030 (Putable on 06/01/2011)	1,002,190
7,000,000	Mission Economic Development Corp., Solid Waste Disposal Revenue, Republic Services, Inc. —Series A, VRDN 1.550%, 01/01/2020 (Putable on 07/01/2011) (a)	7,000,560
400,000	Sabine River Industrial Development Authority, Northeast Texas-NRU-84Q, VRDN (CS: National Rural Utilities Corp.) 1.200%, 08/15/2014 (Putable on 08/15/2011) (a)	400,076

		43,931,546

Principal Amount	Security Description	Value

Municipal Bonds—continued
Utah—1.2%
$16,300,000	State Transit Authority Sales Tax Revenue, VRDN (LOC/LIQ: Dexia Credit Local) 0.650%, 06/15/2032 (Putable on 05/02/2011) (a)	$16,300,000

Virgin Islands—0.0%*
425,000	Water & Power Authority Revenue—Series A (CS: Virgin Islands Water & Power Authority) 4.000%, 07/01/2011	426,479

Virginia—4.0%
3,500,000	Alexandria Industrial Development Authority, American Association for the Study of Liver Diseases, VRDN (LOC: SunTrust Bank) 0.850%, 08/01/2036 (Putable on 05/06/2011) (a)	3,500,000
47,000,000	Capital Beltway Funding Corp., Hot Lanes—Series B, VRDN (LOC: Banco Espirito Santo SA) 5.000%, 12/31/2047 (Putable on 05/06/2011) (a)	47,000,000
3,400,000	Chesterfield County Economic Development Authority Revenue, Super Radiator Coils LP— Series A, VRDN (LOC: M&I Bank) 2.250%, 04/01/2026 (Putable on 05/06/2011) (a)	3,400,000

		53,900,000

Washington—1.9%
700,000	King County Housing Authority, YWCA Family Village-Issaquah (CS: County Guaranteed) 2.400%, 01/01/2013	701,036
	State Economic Development Finance Authority Solid Waste Disposal Revenue, Waste Management, Inc., VRDN
4,545,000	1.750%, 06/01/2020 (Putable on 09/01/2011) (a)	4,551,863
20,000,000	1.750%, 11/01/2030 (Putable on 09/01/2011) (a)	20,030,200

		25,283,099

West Virginia—0.1%
825,000	Monongalia County Building Commission Revenue, Monongalia Health System (CS: Monongalia Elder Services, Inc.) 2.000%, 07/01/2012	825,083
1,135,000	State Hospital Finance Authority Revenue, Pallottine Health Services, Inc., VRDN (LOC: Fifth Third Bank) 1.000%, 10/01/2036 (Putable on 05/06/2011) (a)	1,135,000

		1,960,083

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2011 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Wisconsin—6.6%
$2,300,000	Baraboo Industrial Development Revenue, Teel Plastics, Inc., VRDN (LOC: M&I Bank) 1.950%, 11/01/2042 (Putable on 05/06/2011) (a)	$2,300,000
15,215,000	Ladysmith Solid Waste Disposal Facility Revenue, CityForest Corp. Project, VRDN (LOC: Associated Bank N.A.) 2.500%, 03/01/2028 (Putable on 05/06/2011) (a)	15,215,000
1,605,000	Mequon Industrial Development Revenue, SPI Lighting, VRDN (LOC: M&I Bank) 1.950%, 12/01/2023 (Putable on 05/06/2011) (a)	1,605,000
490,000	Pewaukee Industrial Development Revenue, Schutzman/Leibl— Series A, VRDN (LOC: M&I Bank) 1.950%, 06/01/2019 (Putable on 05/06/2011) (a)	490,000
18,945,000	State Health & Educational Facilities Authority Revenue, Bay Area Medical Center, Inc., VRDN (LOC: M&I Bank) 2.150%, 02/01/2038 (Putable on 05/02/2011) (a)	18,945,000
1,655,000	State Health & Educational Facilities Authority Revenue, Community Care, Inc., VRDN (LOC: M&I Bank) 1.820%, 09/01/2032 (Putable on 05/06/2011) (a)	1,655,000
26,800,000	State Health & Educational Facilities Authority Revenue, Gundersen Lutheran— Series B, VRDN (CS: Assured Guaranty, SPA: Dexia Credit Local) 1.000%, 12/01/2029 (Putable on 05/02/2011) (a)	26,800,000
1,250,000	State Health & Educational Facilities Authority Revenue, Mercy Alliance, Inc.—Series A (CS: Mercy Alliance, Inc.) 3.000%, 06/01/2011	1,251,375
9,580,000	State Health & Educational Facilities Authority Revenue, Oakwood Village, VRDN (LOC: M&I Bank) 1.460%, 08/15/2028 (Putable on 05/06/2011) (a)	9,580,000
1,800,000	State Health & Educational Facilities Authority Revenue, Oakwood Village—Series B, VRDN (LOC: M&I Bank) 1.460%, 08/15/2030 (Putable on 05/06/2011) (a)	1,800,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Wisconsin—continued
$3,110,000	Village of Menomonee Falls Industrial Development Revenue, AJ Die-Namics Project, VRDN (LOC: M&I Bank) 1.950%, 11/01/2036 (Putable on 05/06/2011) (a)	$3,110,000
1,300,000	Village of Mukwonago Industrial Development Revenue, Empire Level, VRDN (LOC: M&I Bank) 1.950%, 08/01/2014 (Putable on 05/06/2011) (a)	1,300,000
3,575,000	Whitewater Community Development Authority, Wisconsin Housing Preservation, VRDN (LOC: M&I Bank) 1.720%, 06/01/2042 (Putable on 05/06/2011) (a)	3,575,000

		87,626,375

Wyoming—0.2%
2,855,000	Gillette Environmental Improvement Revenue, Black Hills Power and Light Co. —Series A, VRDN (CS: Black Hills Power and Light Co.) 6.000%, 06/01/2024 (Putable on 05/06/2011) (a)	2,855,000

	Total Municipal Bonds (Cost $1,359,863,314)	1,359,823,701

Shares

Money Market Funds—0.0%*
19,100	BlackRock Liquidity Funds:
	MuniCash Portfolio, 0.23%	19,100
8,605	Western Asset Institutional Tax Free Reserves Fund, 0.27%	8,605

	Total Money Market Funds (Cost $27,705)	27,705

	Total Investments (Cost $1,359,891,019)—101.7%	1,359,851,406
	Liabilities in Excess of Other Assets—(1.7)%	(22,481,119)

	TOTAL NET ASSETS 100.0%	$1,337,370,287

The accompanying notes are an integral part of these financial statements.

Alpine Ultra Short Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2011 (Unaudited)

Percentages are stated as a percent of net assets.

*	Amount is less than 0.05%.

(a)	Variable Rate Security—The rate reported is the rate in effect as of April 30, 2011.

(b)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 4.1% of the Fund’s net assets.

(c)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Trustees. Illiquid securities restricted under Rule 144A comprised 0.2% of the Fund’s net assets.

(d)	Private placement.

(e)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised less than 0.05% of the Fund’s net assets.

ACA—American Capital Access Holding, Ltd.

AGM—Assured Guaranty Municipal Corp.

AMBAC—American Municipal Bond Assurance Corp.

ARN—Auction Rate Note

AS—Aktieselskab is the Danish term for a stock-based corporation.

CS—Credit Support

CSP—Continental Structural Plastics

FGIC—Federal Guaranty Insurance Co.

LIQ—Liquidity Facility

LOC—Letter of Credit

MBIA—Municipal Bond Investor Assurance Corp.

PLC—Public Limited Company

SA—Generally designates corporations in various countries, mostly those employing the civil law.

SPA—Standby Purchase Agreement

VRDN—Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments
April 30, 2010 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—94.7%
Alaska—0.1%
$440,000	Industrial Development & Export Authority—Lot 12, VRDN (LOC: Bank of America N.A.) 0.770%, 07/01/2012 (Putable on 05/06/2011) (a)	$440,000

California—10.3%
2,500,000	Pollution Control Financing Authority, Solid Waste Disposal, George & Jennifer Deboer, VRDN (LOC: Wells Fargo Bank N.A.) 0.610%, 05/01/2029 (Putable on 05/06/2011) (a)	2,500,000
1,500,000	Pollution Control Financing Authority, Solid Waste Disposal, Heritage Dairy, VRDN (LOC: Wells Fargo Bank N.A.) 0.610%, 10/01/2027 (Putable on 05/06/2011) (a)	1,500,000
17,000,000	Public Power Authority Revenue, Palo Verde—Series B, VRDN (LOC: Dexia Credit Local) 0.900%, 07/01/2017 (Putable on 05/06/2011) (a)	17,000,000
1,300,000	San Francisco City & County Redevelopment Agency, South Harbor, VRDN (LOC: Dexia Credit Local) 1.000%, 12/01/2016 (Putable on 05/06/2011) (a)	1,300,000
24,405,000	State of California—Series DCL-049, VRDN (CS: Assured Guaranty, LIQ/LOC: DEXIA Credit Local) 0.950%, 08/01/2032 (Putable on 05/06/2011) (a)	24,405,000
450,000	Statewide Communities Development Authority, Metropolitan Area Advisory, VRDN (LOC: Bank of America N.A.) 0.450%, 04/01/2032 (Putable on 05/06/2011) (a)	450,000

		47,155,000

Colorado—6.5%
20,600,000	Health Facilities Authority Revenue, North Colorado Medical Center— Series A, VRDN (LOC: Compass Bank) 0.430%, 05/15/2030 (Putable on 05/02/2011) (a)	20,600,000
1,530,000	Housing & Finance Authority Economic Development Revenue, Corey Building LLC— Series A, VRDN (LOC: Wells Fargo Bank N.A.) 0.630%, 02/01/2029 (Putable on 05/06/2011) (a)	1,530,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Colorado—continued
$2,940,000	Housing & Finance Authority Economic Development Revenue, Monaco LLC—Series A, VRDN (LOC: UMB Bank N.A.) 0.430%, 12/01/2027 (Putable on 05/06/2011) (a)	$2,940,000
1,755,000	Housing & Finance Authority Economic Development Revenue, Super Vacuum Manufacturing Co.—Series A, VRDN (LOC: Wells Fargo Bank N.A.) 0.630%, 10/01/2022 (Putable on 05/06/2011) (a)	1,755,000
1,250,000	Housing & Finance Authority Economic Development Revenue, Top Shop—Series A, VRDN (LOC: JPMorgan Chase Bank) 0.480%, 09/01/2035 (Putable on 05/06/2011) (a)	1,250,000
1,627,000	Jefferson County Industrial Development Revenue, Epi-Center LLC, VRDN (LOC: JPMorgan Chase Bank) 0.480%, 12/01/2025 (Putable on 05/06/2011) (a)	1,627,000

		29,702,000

Florida—5.2%
7,995,000	Hillsborough County Aviation Authority, Putters-Series 3021, VRDN (LOC: Assured Guaranty, LIQ: JPMorgan Chase Bank) 0.410%, 04/01/2016 (Putable on 05/06/2011) (a)	7,995,000
2,000,000	Housing Finance Corp. Revenue, Northbridge Apartments— Series G-1, VRDN (LOC: KeyBank N.A.) 0.750%, 06/15/2036 (Putable on 05/06/2011) (a)	2,000,000
4,000,000	Lee County Industrial Development Health Care Facilities Authority Revenue, Shady Rest Care Pavilion, VRDN (LOC: Fifth Third Bank) 0.510%, 06/01/2025 (Putable on 05/06/2011) (a)	4,000,000
3,585,000	Manatee County Industrial Development Revenue, Gaemmerler U.S. Corp., VRDN (LOC: Bank of America N.A.) 0.500%, 10/01/2035 (Putable on 05/06/2011) (a)	3,585,000
1,850,000	Marion County Industrial Development Authority, Universal Forest Products, VRDN (LOC: JPMorgan Chase Bank) 0.500%, 11/01/2021 (Putable on 05/06/2011) (a)	1,850,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Florida—continued
$1,740,000	Polk County Industrial Development Authority, Elite Building Products, Inc., VRDN (LOC: Wells Fargo Bank N.A.) 0.500%, 10/01/2027 (Putable on 05/06/2011) (a)	$1,740,000
2,800,000	Sarasota County Industrial Development Revenue, Tervis Tumbler Co., VRDN (LOC: Bank of America N.A.) 0.840%, 11/01/2024 (Putable on 05/06/2011) (a)	2,800,000

		23,970,000

Georgia—1.3%
1,950,000	Atlanta Urban Residential Finance Authority Revenue, New Community East Lake, VRDN (LOC: Bank of America N.A.) 0.350%, 11/01/2028 (Putable on 05/06/2011) (a)	1,950,000
4,000,000	Fulton County Development Authority Industrial Development Revenue, Leggett & Platt, Inc., VRDN (LOC: Wells Fargo Bank N.A.) 0.520%, 06/01/2027 (Putable on 05/06/2011) (a)	4,000,000

		5,950,000

Illinois—12.9%
1,000,000	City of Chicago Industrial Development Revenue, Enterprise Center VII, VRDN (LOC: Bank of America N.A.) 0.480%, 06/01/2022 (Putable on 05/06/2011) (a)	1,000,000
2,750,000	City of Chicago Industrial Development Revenue, Victoria Limited, LLC, VRDN (LOC: Bank of America N.A.) 0.520%, 03/01/2034 (Putable on 05/06/2011) (a)	2,750,000
14,645,000	City of Chicago O’Hare International Airport, Rocs RR II—Series R-11312, VRDN (CS: Assured Guaranty, LIQ: CitiBank N.A.) 0.410%, 01/01/2016 (Putable on 05/06/2011) (a)	14,645,000
1,120,000	City of East Moline, Rock Island County Industrial Development Revenue, Elliott Aviation, VRDN (LOC: U.S. Bank N.A.) 0.450%, 12/01/2019 (Putable on 05/06/2011) (a)	1,120,000
7,350,000	City of Harvard Revenue, Northfield Court, VRDN (LOC: Fifth Third Bank) 0.540%, 12/01/2025 (Putable on 05/06/2011) (a)	7,350,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—continued
$660,000	Des Plaines Industrial Development Revenue, MMP Properties LLC, VRDN (LOC: JPMorgan Chase Bank) 0.670%, 10/01/2018 (Putable on 05/06/2011) (a)	$660,000
1,250,000	Finance Authority Industrial Development Revenue, 2500 DevelGroup LLC—Series A, VRDN (LOC: JPMorgan Chase Bank) 0.670%, 01/01/2021 (Putable on 05/06/2011) (a)	1,250,000
1,315,000	Finance Authority Industrial Development Revenue, Alpha Beta Press, Inc.—Series A, VRDN (LOC: JPMorgan Chase Bank) 0.670%, 06/01/2020 (Putable on 05/06/2011) (a)	1,315,000
455,000	Finance Authority Industrial Development Revenue, Church Road Partnership, VRDN (LOC: JPMorgan Chase Bank) 0.670%, 10/01/2017 (Putable on 05/06/2011) (a)	455,000
440,000	Finance Authority Industrial Development Revenue, Fine Points LLC, VRDN (LOC: JPMorgan Chase Bank) 0.670%, 01/01/2018 (Putable on 05/06/2011) (a)	440,000
4,300,000	Finance Authority Industrial Development Revenue, Flying Food Fare, Inc., VRDN (LOC: Bank of Montreal) 0.460%, 07/01/2028 (Putable on 05/06/2011) (a)	4,300,000
1,040,000	Finance Authority Industrial Development Revenue, Haskris Co., VRDN (LOC: JPMorgan Chase Bank) 0.670%, 08/01/2021 (Putable on 05/06/2011) (a)	1,040,000
2,100,000	Finance Authority Industrial Development Revenue, Industrial Steel Construction, Inc., VRDN (LOC: JPMorgan Chase Bank) 0.670%, 07/15/2023 (Putable on 05/06/2011) (a)	2,100,000
3,000,000	Finance Authority Industrial Development Revenue, John Hofmeister & Son, Inc., VRDN (LOC: Bank of Montreal) 0.460%, 12/01/2037 (Putable on 05/06/2011) (a)	3,000,000
9,000,000	Finance Authority Industrial Development Revenue, Lutheran Home & Services, VRDN (LOC: Allied Irish Bank PLC) 0.380%, 11/01/2033 (Putable on 05/06/2011) (a)	9,000,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—continued
$860,000	Finance Authority Industrial Development Revenue, Merug LLC—Series B, VRDN (LOC: JPMorgan Chase Bank) 0.670%, 12/01/2018 (Putable on 05/06/2011) (a)	$860,000
1,490,000	Finance Authority Industrial Development Revenue, Transparent Container Co., VRDN (LOC: JPMorgan Chase Bank) 0.670%, 08/01/2024 (Putable on 05/06/2011) (a)	1,490,000
4,000,000	Phoenix Realty Special Account-U LP Multifamily Housing Revenue, Brightons Mark, VRDN (LOC: Northern Trust Co.) 0.410%, 04/01/2020 (Putable on 05/06/2011) (a)	4,000,000
2,535,000	Village of Woodridge Du Page Will & Cook Counties Industrial Development Revenue, Hone Run Inn Frozen Foods, VRDN (LOC: JPMorgan Chase Bank) 0.670%, 10/01/2025 (Putable on 05/06/2011) (a)	2,535,000

		59,310,000

Indiana—4.6%
1,700,000	Finance Authority Industrial Revenue, IB & B LLC—Series A, VRDN (LOC: Bank of Montreal) 0.420%, 04/01/2036 (Putable on 05/06/2011) (a)	1,700,000
1,075,000	Health Facilities Finance Authority Revenue, Southern Indiana Rehab Hospital, VRDN (LOC: JPMorgan Chase Bank) 0.470%, 04/01/2020 (Putable on 05/06/2011) (a)	1,075,000
3,385,000	Hobart Economic Development Revenue, Albanese Confectionary— Series A, VRDN (LOC: Bank of Montreal) 0.460%, 07/01/2031 (Putable on 05/06/2011) (a)	3,385,000
5,700,000	Saint Joseph County Educational Facilities, Holly Cross College, VRDN (LOC: Fifth Third Bank) 0.510%, 09/01/2025 (Putable on 05/06/2011) (a)	5,700,000
9,060,000	Valparaiso Economic Development Revenue, Task Force Tips, Inc., VRDN (LOC: Bank of Montreal) 0.420%, 05/01/2033 (Putable on 05/06/2011) (a)	9,060,000

		20,920,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Kansas—0.2%
$1,110,000	State Development Finance Authority Multifamily Housing Revenue, Four Seasons Apartments, VRDN (LOC: U.S. Bank N.A.) 0.440%, 04/01/2036 (Putable on 05/06/2011) (a)	$1,110,000

Kentucky—1.0%
1,000,000	Bardstown Industrial Development Revenue, JAV Investment LLC, VRDN (LOC: JPMorgan Chase Bank) 0.870%, 06/01/2031 (Putable on 05/06/2011) (a)	1,000,000
320,000	Hancock County Industrial Development Revenue, Precision Roll Grinders, VRDN (LOC: JPMorgan Chase Bank) 0.870%, 06/01/2012 (Putable on 05/06/2011) (a)	320,000
1,765,000	Montgomery County Industrial Building Revenue, Connecticut Fineblanking Corp., VRDN (LOC: Bank of America N.A.) 0.470%, 08/01/2015 (Putable on 05/06/2011) (a)	1,765,000
1,510,000	Oldham County Industrial Building Revenue, Parts Unlimited, Inc., VRDN (LOC: JPMorgan Chase Bank) 0.410%, 11/01/2020 (Putable on 05/06/2011) (a)	1,510,000

		4,595,000

Louisiana—0.8%
2,980,000	Caddo-Bossier Parishes Port Commission Revenue, Oakley Louisiana, Inc., VRDN (LOC: Bank of America N.A.) 0.410%, 01/01/2028 (Putable on 05/06/2011) (a)	2,980,000
700,000	Parish of Ascension Revenue, BASF Corp., VRDN (CS: BASF Corp.) 0.420%, 12/01/2028 (Putable on 05/06/2011) (a)	700,000

		3,680,000

Maryland—0.3%
1,457,000	State Industrial Development Financing Authority Revenue, Greater Washington Jewish Community, VRDN (LOC: PNC Bank N.A.) 1.000%, 12/01/2018 (Putable on 05/06/2011) (a)	1,457,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Michigan—5.4%
$1,000,000	Macomb County Economic Development Corp., Aim Plastics, Inc., VRDN (LOC: Comerica Bank) 0.430%, 06/01/2037 (Putable on 05/06/2011) (a)	$1,000,000
2,675,000	State Housing Development Authority Revenue—Series C, VRDN 1.100%, 12/01/2029 (Putable on 05/06/2011) (a)	2,675,000
300,000	Sterling Heights Economic Development Corp., Kunath Enterprises LLC, VRDN (LOC: JPMorgan Chase Bank) 0.670%, 02/01/2016 (Putable on 05/06/2011) (a)	300,000
1,335,000	Strategic Fund Limited Obligation Revenue, Dawnbreakers LLC, VRDN (LOC: Fifth Third Bank) 0.580%, 05/01/2018 (Putable on 05/06/2011) (a)	1,335,000
1,400,000	Strategic Fund Limited Obligation Revenue, Envelope Printery, Inc., VRDN (LOC: Fifth Third Bank) 0.580%, 03/01/2027 (Putable on 05/06/2011) (a)	1,400,000
7,600,000	Strategic Fund Limited Obligation Revenue, Glastender, Inc., VRDN (LOC: JPMorgan Chase Bank) 0.580%, 11/01/2023 (Putable on 05/06/2011) (a)	7,600,000
2,865,000	Strategic Fund Limited Obligation Revenue, Greenpath, Inc., VRDN (LOC: Fifth Third Bank) 0.510%, 12/01/2017 (Putable on 05/06/2011) (a)	2,865,000
7,645,000	Strategic Fund Limited Obligation Revenue, Sacred Heart Rehab Center, VRDN (LOC: Fifth Third Bank) 0.510%, 03/01/2037 (Putable on 05/06/2011) (a)	7,645,000

		24,820,000

Minnesota—0.3%
1,445,000	Blooming Prairie Industrial Development Revenue, Metal Services, VRDN (LOC: U.S. Bank N.A.) 0.520%, 12/01/2026 (Putable on 05/06/2011) (a)	1,445,000

Mississippi—0.3%
1,500,000	Business Finance Corp., Epco Carbondioxide Products, VRDN (LOC: Comerica Bank) 0.380%, 03/01/2017 (Putable on 05/06/2011) (a)	1,500,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Missouri—1.1%
$4,800,000	State Environmental Improvement & Energy Resources Authority Revenue, Utilicorp United, Inc., VRDN (LOC: Bank of America N.A.) 0.500%, 05/01/2028 (Putable on 05/06/2011) (a)	$4,800,000

New Jersey—2.9%
4,100,000	Health Care Facilities Financing Authority—Series A-3, VRDN (LOC: Wells Fargo Bank N.A.) 0.250%, 07/01/2035 (Putable on 05/06/2011) (a)	4,100,000
7,800,000	Health Care Facilities Financing Authority, Recovery Management System, Inc., VRDN (LOC: Commerce Bank N.A.) 0.240%, 03/01/2030 (Putable on 05/06/2011) (a)	7,800,000
1,210,000	Passaic County, General Obligation Refunding 2.000%, 05/01/2012	1,221,277

		13,121,277

New Mexico—0.2%
935,000	Albuquerque Industrial Development Revenue, Krasten Co.—Series A, VRDN (LOC: U.S. Bank N.A.) 0.400%, 12/01/2017 (Putable on 05/06/2011) (a)	935,000

New York—2.8%
1,575,000	Albany Industrial Development Agency, Albany History Institute—Series A, VRDN (LOC: KeyBank N.A.) 0.660%, 06/01/2019 (Putable on 05/06/2011) (a)	1,575,000
1,700,000	Guilderland Industrial Development Agency, Multi-Mode-Wildwood— Series A, VRDN (LOC: KeyBank N.A.) 0.590%, 07/01/2032 (Putable on 05/06/2011) (a)	1,700,000
2,430,000	Monroe County Industrial Development Agency, Hillside Children’s Center, VRDN (LOC: KeyBank N.A.) 0.590%, 08/01/2018 (Putable on 05/06/2011) (a)	2,430,000
4,600,000	New York City Industrial Development Agency Revenue, College of Mount St. Vincent— Series B, VRDN (CS: RADIAN, LOC: TD Bank N.A.) 0.240%, 06/01/2036 (Putable on 05/06/2011) (a)	4,600,000
915,000	New York City Industrial Development Agency, Allway Tools, Inc., VRDN 1.250%, 08/01/2017 (Putable on 05/06/2011) (a)	915,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
New York—continued
$1,400,000	Otsego County Industrial Development Agency, Templeton Foundation—Series A, VRDN (LOC: KeyBank N.A.) 0.590%, 06/01/2027 (Putable on 05/06/2011) (a)	$1,400,000

		12,620,000

North Carolina—1.3%
1,000,000	Davidson County Industrial Facilities & Pollution Control Financing Authority Revenue, Diebold, Inc., VRDN (LOC: Bank of America N.A.) 1.100%, 06/01/2017 (Putable on 05/06/2011) (a)	1,000,000
5,000,000	Martin County Industrial Facilities & Pollution Control Financing Authority, Industrial Development— Penco Products, VRDN (LOC: KeyBank N.A.) 1.000%, 09/01/2022 (Putable on 05/06/2011) (a)	5,000,000

		6,000,000

Ohio—2.9%
1,900,000	Bellevue Hospital Facilities, Bellevue Hospital, VRDN (LOC: Fifth Third Bank) 0.510%, 08/01/2033 (Putable on 05/06/2011) (a)	1,900,000
1,790,000	Clermont County Health Care Facilities, Sem Haven, Inc., VRDN (LOC: Fifth Third Bank) 0.510%, 11/01/2025 (Putable on 05/06/2011) (a)	1,790,000
3,870,000	Cuyahoga County Civic Facilities, Fairfax Development Corp., VRDN (LOC: KeyBank N.A.) 0.590%, 06/01/2022 (Putable on 05/06/2011) (a)	3,870,000
500,000	Geauga County Revenue, South Franklin Circle—Series B, VRDN (LOC: KeyBank N.A.) 0.480%, 09/01/2042 (Putable on 05/02/2011) (a)	500,000
2,795,000	Stark County Industrial Development Authority, H-P Products, Inc., VRDN (LOC: KeyBank N.A.) 0.670%, 06/01/2018 (Putable on 05/06/2011) (a)	2,795,000
2,500,000	Summit County Port Authority Facilities, KB Compost Services, Inc., VRDN (LOC: PNC Bank N.A.) 0.440%, 04/01/2021 (Putable on 05/06/2011) (a)	2,500,000

		13,355,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Oklahoma—0.6%
$1,100,000	Claremore Industrial & Redevelopment Authority, Whirlwind Steel Buildings, VRDN (LOC: JPMorgan Chase Bank) 0.670%, 09/01/2016 (Putable on 05/06/2011) (a)	$1,100,000
1,850,000	Muskogee City—County Trust Port Authority Revenue, Metals USA, Inc., VRDN (LOC: Bank of America N.A.) 0.440%, 05/01/2023 (Putable on 05/06/2011) (a)	1,850,000

		2,950,000

Oregon—2.1%
1,400,000	Portland Housing Authority, Floyd Light, VRDN (LOC: Bank of America N.A.) 0.390%, 12/01/2027 (Putable on 05/06/2011) (a)	1,400,000
2,200,000	State Economic Development Revenue, McFarland Cascade— Series 175, VRDN (LOC: U.S. Bank N.A.) 0.300%, 11/01/2016 (Putable on 05/06/2011) (a)	2,200,000
5,925,000	State Economic Development Revenue, YoCream, VRDN (LOC: KeyBank N.A.) 0.590%, 02/01/2037 (Putable on 05/06/2011) (a)	5,925,000

		9,525,000

Pennsylvania—4.6%
2,200,000	Beaver County Industrial Development Authority, BASF Corp., VRDN (CS: BASF Corp.) 0.420%, 09/01/2032 (Putable on 05/06/2011) (a)	2,200,000
3,245,000	Higher Educational Facilities Authority, Holly Family College—Series A, VRDN (LOC: TD Bank N.A.) 0.240%, 12/01/2032 (Putable on 05/06/2011) (a)	3,245,000
7,700,000	Philadelphia Authority for Industrial Development, Gift of Life Donor Program, VRDN (LOC: TD Bank N.A.) 0.240%, 12/01/2034 (Putable on 05/06/2011) (a)	7,700,000
8,000,000	Philadelphia Tax & Revenue Anticipation Notes—Series A (CS: Philadelphia General Obligation) 2.000%, 06/30/2011	8,016,978

		21,161,978

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Rhode Island—0.7%
$2,340,000	Providence Housing Authority, Cathedral Square— Series A, VRDN (LOC: Bank of America N.A.) 0.420%, 09/01/2030 (Putable on 05/02/2011) (a)	$2,340,000
735,000	Providence Housing Authority, Cathedral Square—Series B, VRDN (LOC: Bank of America N.A.) 0.420%, 09/01/2017 (Putable on 05/02/2011) (a)	735,000

		3,075,000

South Carolina—2.6%
6,300,000	Piedmont Municipal Power Agency Revenue—Series C, VRDN (LOC: TD Bank N.A.) 0.240%, 01/01/2034 (Putable on 05/06/2011) (a)	6,300,000
3,980,000	State Jobs—Economic Development Authority, Franco Manufacturing Co., Inc., VRDN (LOC: Bank of America N.A.) 0.480%, 05/01/2019 (Putable on 05/06/2011) (a)	3,980,000
1,800,000	State Jobs—Economic Development Authority, Supreme Machined Products Co., VRDN (LOC: Bank of America N.A.) 0.840%, 06/01/2015 (Putable on 05/06/2011) (a)	1,800,000

		12,080,000

Tennessee—1.6%
7,500,000	Hendersonville Industrial Development Board—Series A, VRDN (LOC: Fifth Third Bank) 0.510%, 05/01/2036 (Putable on 05/06/2011) (a)	7,500,000

Texas—12.5%
2,100,000	Dallam County Industrial Development Corp., Cons Dairy Management LLC, VRDN (LOC: Great Plains AG Credit, Wells Fargo Bank N.A.) 0.610%, 01/01/2027 (Putable on 05/06/2011) (a)	2,100,000
2,600,000	Dallam County Industrial Development Corp., Rick & Janice Van Ryan, VRDN (LOC: Great Plains AG Credit, Wells Fargo Bank N.A.) 0.610%, 07/01/2037 (Putable on 05/06/2011) (a)	2,600,000
5,000,000	Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue—Series 3029, VRDN 0.410%, 05/01/2012 (Putable on 05/06/2011) (a)	5,000,000

Principal Amount	Security Description	Value	_

Municipal Bonds—continued
Texas—continued
$3,250,000	Fort Bend County Industrial Development Corp., Aaron Rents, Inc., VRDN (LOC: Wells Fargo Bank N.A.) 0.500%, 01/01/2026 (Putable on 05/06/2011) (a)	$3,250,000
5,000,000	Harris County Cultural Education Facilities Finance Corp., Greater Houston YMCA—Series D, VRDN (LOC: Compass Bank) 0.550%, 06/01/2038 (Putable on 05/02/2011) (a)	5,000,000
10,000,000	Jefferson County Industrial Development Corp. Revenue, Jefferson Refinery LLC—Series A, VRDN (CS: Jefferson Refinery LLC) 0.550%, 12/01/2040 (Putable on 06/30/2011) (a)	10,000,000
5,600,000	Port Arthur Navigation District Revenue, BASF Corp., VRDN (CS: BASF Corp.) 0.420%, 04/01/2033 (Putable on 05/06/2011) (a)	5,600,000
4,480,000	Tarrant County Health Facilities Development Corp., Cumberland Rest, Inc., VRDN (LOC: HSH Nordbank AG) 1.220%, 08/15/2036 (Putable on 05/02/2011) (a)	4,480,000
14,895,000	Weslaco Health Facilities Development Corp., Knapp Medical Center—Series A, VRDN (LOC: Compass Bank) 0.910%, 06/01/2038 (Putable on 05/06/2011) (a)	14,895,000
4,605,000	Weslaco Health Facilities Development Corp., Knapp Medical Center—Series B, VRDN (LOC: Compass Bank) 0.910%, 06/01/2031 (Putable on 05/06/2011) (a)	4,605,000

		57,530,000

Utah—0.3%
1,460,000	City of West Jordan Industrial Development Revenue, PenCo Products, Inc., VRDN (LOC: KeyBank N.A.) 1.000%, 04/01/2019 (Putable on 05/06/2011) (a)	1,460,000

Vermont—0.4%
1,615,000	Economic Development Authority, Hazelett Strip-Casting, VRDN (LOC: KeyBank N.A.) 0.670%, 12/01/2012 (Putable on 05/06/2011) (a)	1,615,000

The accompanying notes are an integral part of these financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2010 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Virginia—1.0%
$3,000,000	Brunswick County Industrial Development Authority Revenue, Aegis Waste Solutions, Inc., VRDN (LOC: Bank of America N.A.) 0.770%, 01/01/2017 (Putable on 05/06/2011) (a)	$3,000,000
1,620,000	Peninsula Ports Authority Revenue, Dominion Terminal Associates— Series C, VRDN (LOC: U.S. Bank N.A.) 0.450%, 07/01/2016 (Putable on 05/02/2011) (a)	1,620,000

		4,620,000

Washington—7.2%
1,250,000	Economic Development Finance Authority, Art & Theresa Mensonides—Series I, VRDN (LOC: Wells Fargo Bank N.A.) 0.610%, 10/01/2016 (Putable on 05/06/2011) (a)	1,250,000
1,400,000	Economic Development Finance Authority, Belina Interiors, Inc.— Series E, VRDN (LOC: KeyBank N.A.) 1.250%, 08/01/2033 (Putable on 05/06/2011) (a)	1,400,000
1,110,000	Economic Development Finance Authority, Belina Interiors, Inc.— Series F, VRDN (LOC: KeyBank N.A.) 1.250%, 11/01/2023 (Putable on 05/06/2011) (a)	1,110,000
2,745,000	Economic Development Finance Authority, Wesmat Co., Inc.— Series F, VRDN (LOC: U.S. Bank N.A.) 0.480%, 07/01/2032 (Putable on 05/06/2011) (a)	2,745,000
8,800,000	Health Care Facilities Authority, Kadlec Medical Center—Series B, VRDN (CS: Assured Guaranty, SPA: KeyBank N.A.) 0.650%, 12/01/2036 (Putable on 05/06/2011) (a)	8,800,000
6,125,000	Port Bellingham Industrial Development Corp., Hempler Foods Group, VRDN (LOC: Bank of Montreal) 0.420%, 07/01/2036 (Putable on 05/06/2011) (a)	6,125,000
2,925,000	Port Bellingham Industrial Development Corp., Wood Stone Corp., VRDN (LOC: KeyBank N.A.) 0.670%, 02/01/2027 (Putable on 05/06/2011) (a)	2,925,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Washington—continued
$1,350,000	Seattle Housing Authority Revenue, Douglas Apartments, VRDN (LOC: KeyBank N.A.) 0.430%, 06/01/2040 (Putable on 05/06/2011) (a)	$1,350,000
7,580,000	State Housing Finance Commission, Mirabella—Series A, VRDN (LOC: HSH Nordbank AG) 1.220%, 03/01/2036 (Putable on 05/02/2011) (a)	7,580,000

		33,285,000

Wisconsin—0.7%
100,000	Elkhorn Industrial Development Revenue, Lanco Precision Plus, VRDN (LOC: JPMorgan Chase Bank) 1.000%, 11/01/2019 (Putable on 05/06/2011) (a)	100,000
1,000,000	Mequon Industrial Development Revenue, Gateway Plastics, Inc.— Series A, VRDN (LOC: JPMorgan Chase Bank) 0.670%, 08/01/2026 (Putable on 05/06/2011) (a)	1,000,000
1,200,000	Rhinelander Industrial Development Revenue, Superior Diesel/SDI Properties, VRDN (LOC: JPMorgan Chase Bank) 0.600%, 07/01/2021 (Putable on 05/06/2011) (a)	1,200,000
1,000,000	Wausau Industrial Development Revenue, Apogee Enterprises, Inc., VRDN (LOC: JPMorgan Chase Bank) 0.510%, 03/01/2022 (Putable on 05/06/2011) (a)	1,000,000

		3,300,000

	Total Municipal Bonds (Cost $434,987,255)	434,987,255

Shares

Money Market Funds-4.1%
66,990	BlackRock Liquidity Funds: MuniCash Portfolio, 0.21%	66,990
19,011,298	Western Asset Institutional Tax Free Reserves Fund, 0.26%	19,011,298

	Total Money Market Funds (Cost $19,078,288)	19,078,288

	Total Investments (Cost $454,065,543)—98.8%	454,065,543
	Other Assets in Excess of Liabilities—1.2%	5,382,363

	TOTAL NET ASSETS 100.0%	$459,447,906

Percentages are stated as a percent of net assets.

(a) Variable Rate Security—The rate reported is the rate in effect as of April 30, 2011.

AG—Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

CS—Credit Support

LIQ—Liquidity Facility

LOC—Letter of Credit

PLC—Public Limited Company

SPA—Standby Purchase Agreement

VRDN—Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
April 30, 2011 (Unaudited)

	Dynamic Dividend Fund	Accelerating Dividend Fund	Dynamic Financial Services Fund

ASSETS:
Investments, at value (1)	$672,244,190	$2,915,558	$10,194,585
Cash	1,345,943	739	1,190
Cash denominated in foreign currencies (2)	3,177,476	52,943	160
Receivable from capital shares issued	850,490	—	1,000
Receivable for investment securities sold	31,113,705	148,988	196,082
Due from Adviser	—	3,853	2,481
Dividends and interest receivable	14,124,830	9,225	1,339
Dividends receivable on total return swap contracts	116	—	—
Prepaid expenses and other assets	48,590	5,300	13,547

Total assets	722,905,340	3,136,606	10,410,384

LIABILITIES:
Payable for capital shares redeemed	1,288,461	—	—
Payable for investment securities purchased	46,326,535	102,207	78,936
Unrealized depreciation on forward currency contracts	6,679,616	—	—
Accrued expenses and other liabilities:
Investment advisory fees	539,334	2,416	8,038
Line of credit	—	—	419,397
Other	349,903	14,082	23,265

Total liabilities	55,183,849	118,705	529,636

Net Assets	$667,721,491	$3,017,901	$9,880,748

Net assets represented by
Capital stock	$1,590,896,894	$2,385,449	$12,944,719
Accumulated net investment income (loss)	8,943,817	19,034	(1,006)
Accumulated net realized gains (losses) from investments, foreign currency transactions and swap contracts	(1,062,640,789)	144,057	(1,143,168)
Net unrealized appreciation on:
Investments	135,908,809	468,448	(1,919,799)
Foreign currency translation	(5,387,240)	913	2

Total Net Assets	$667,721,491	$3,017,901	$9,880,748

Net asset value
Net assets	$667,721,491	$3,017,901	$9,880,748
Shares of beneficial interest issued and outstanding	129,986,459	211,369	1,050,993
Net asset value, offering price and redemption price per share*	$5.14	$14.28	$9.40

(1) Cost of investments	$536,335,381	$2,447,110	$12,114,384
(2) Cost of cash denominated in foreign currencies	$3,174,307	$52,220	$158

* If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
April 30, 2011 (Unaudited)

	Dynamic Innovators Fund	Dynamic Transformations Fund	Dynamic Balance Fund

ASSETS:
Investments, at value (1)	$13,741,201	$7,563,892	$68,651,183
Cash	88	1,000	976
Receivable from capital shares issued	—	11,541	—
Receivable for investment securities sold	—	137,697	—
Due from Adviser	4,134	2,400	—
Dividends and interest receivable	5,323	1,379	233,313
Prepaid expenses and other assets	13,884	10,331	16,250

Total assets	13,764,630	7,728,240	68,901,722

LIABILITIES:
Payable for capital shares redeemed	4,467	—	—
Payable for investment securities purchased	—	271,603	314,996
Accrued expenses and other liabilities:
Investment advisory fees	10,015	5,806	54,881
Line of credit	1,281,469	138,880	—
Other	26,881	20,947	38,209

Total liabilities	1,322,832	437,236	408,086

Net Assets	$12,441,798	$7,291,004	$68,493,636

Net assets represented by
Capital stock	$23,393,248	$5,627,764	$64,974,187
Accumulated net investment income (loss)	(48,926)	(19,614)	2,355
Accumulated net realized losses from investments, foreign currency transactions and swap contracts	(13,454,470)	(661,260)	(741,464)
Net unrealized appreciation on investments	2,551,946	2,344,114	4,258,558

Total Net Assets	$12,441,798	$7,291,004	$68,493,636

Net asset value
Net assets	$12,441,798	$7,291,004	$68,493,636
Shares of beneficial interest issued and outstanding	1,041,538	557,974	6,040,551
Net asset value, offering price and redemption price per share*	$11.95	$13.07	$11.34

(1) Cost of investments	$11,189,255	$5,219,778	$64,392,625

* If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities—Continued
April 30, 2011 (Unaudited)

	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund

ASSETS:
Investments, at value (1)	$1,359,851,406	$454,065,543
Cash	—	1
Receivable from capital shares issued	9,441,795	405,161
Receivable for investment securities sold	—	6,600,105
Due from Adviser	245,482	75,087
Interest receivable	7,544,813	389,573
Prepaid expenses and other assets	156,575	32,040

Total Assets	1,377,240,071	461,567,510

LIABILITIES:
Payable for capital shares redeemed	2,642,298	584,129
Payable for investment securities purchased	35,507,330	1,221,277
Accrued expenses and other liabilities:
Investment advisory fees	832,334	171,555
Distribution fees	64,440	—
Other	823,382	142,643

Total Liabilities	39,869,784	2,119,604

Net Assets	$1,337,370,287	$459,447,906

Net assets represented by
Capital stock	$1,337,454,155	$459,447,906
Accumulated net investment income	381	—
Accumulated net realized gains (losses) from investments	(44,636)	—
Net unrealized depreciation on investments	(39,613)	—

Total Net Assets	$1,337,370,287	$459,447,906

Net asset value
Adviser Class Shares
Net assets	$291,691,992
Shares of beneficial interest issued and outstanding	28,901,636
Net asset value and redemption price per share	$10.09
Maximum offering price per share (net asset value plus sales charge of 0.50%)	$10.14
Investor Class Shares
Net assets	$1,045,678,295	$459,447,906
Shares of beneficial interest issued and outstanding	104,204,079	459,450,574
Net asset value, offering price and redemption price per share*	$10.03	$1.00

(1) Cost of investments	$1,359,891,019	$454,065,543

* If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the six months ended April 30, 2011 (Unaudited)

	Dynamic Dividend Fund	Accelerating Dividend Fund	Dynamic Financial Services Fund

INVESTMENT INCOME:
Interest income	$65,969	$9	$785
Dividends income*	32,326,220	72,739	84,387

Total investment income	32,392,189	72,748	85,172

EXPENSES:
Investment advisory fees	3,228,162	13,165	42,848
Administrative fees	96,583	415	1,020
Fund accounting fees	43,954	476	846
Audit and tax fees	14,584	8,874	10,607
Custodian fees	39,891	153	523
Legal fees	56,359	1,557	566
Registration and filing fees	33,745	4,672	5,350
Printing and mailing fees	80,277	837	2,049
Transfer agent fees	145,745	1,752	3,735
Trustee fees	7,115	76	258
Interest expense	129,793	—	3,184
Other fees	22,716	347	566

Total expenses before expense waiver by Adviser	3,898,924	32,324	71,552
Expense waiver by Adviser (Note 6)	—	(14,551)	(10,523)

Net expenses	3,898,924	17,773	61,029

Net investment income	28,493,265	54,975	24,143

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	78,074,666	143,169	(438,862)
Foreign currency transaction	(2,684,795)	888	(1,708)
Swap contracts	(865,379)	—	—

Net realized gain (loss)	74,524,492	144,057	(440,570)

Change in unrealized appreciation (depreciation) on:
Investments	28,129,558	203,869	2,128,357
Foreign currency translation	(3,606,340)	915	2

Net change in unrealized appreciation	24,523,218	204,784	2,128,359

Net realized and unrealized gain on investments	99,047,710	348,841	1,687,789

Change in net assets resulting from operations	$127,540,975	$403,816	$1,711,932

* Net of foreign taxes withheld	$1,651,447	$2,967	$1,528

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the six months ended April 30, 2011 (Unaudited)

	Dynamic Innovators Fund	Dynamic Transformations Fund	Dynamic Balance Fund

INVESTMENT INCOME:

Interest income	$860	$10	$282,684
Dividends income*	32,629	22,575	577,484

Total investment income	33,489	22,585	860,168

EXPENSES:
Investment advisory fees	58,961	31,219	325,609
Administrative fees	1,822	925	9,571
Fund accounting fees	879	485	3,093
Audit and tax fees	11,076	10,595	11,721
Custodian fees	701	365	3,716
Legal fees	770	307	5,226
Registration and filing fees	11,994	10,120	11,560
Printing and mailing fees	2,400	1,044	2,554
Transfer agent fees	4,864	2,317	14,442
Trustee fees	358	181	1,865
Interest expense	2,815	54	—
Other fees	626	313	1,726

Total expenses before expense waiver by Adviser	97,266	57,925	391,083
Expense waiver by Adviser (Note 6)	(14,851)	(15,726)	—

Net expenses	82,415	42,199	391,083

Net investment income (loss)	(48,926)	(19,614)	469,085

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	205,261	141,568	1,128,195
Foreign currency transactions	—	(87)	—

Net realized gain	205,261	141,481	1,128,195

Change in unrealized appreciation on investments	1,807,362	1,353,791	6,040,250

Net realized and unrealized gain on investments	2,012,623	1,495,272	7,168,445

Change in net assets resulting from operations	$1,963,697	$1,475,658	$7,637,530

* Net of foreign taxes withheld	$(429)	$—	$440

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations—Continued
For the six months ended April 30, 2011 (Unaudited)

	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund

INVESTMENT INCOME:
Interest income	$17,114,861	$1,449,737
Dividend income*	19	—

Total investment income	17,114,880	1,449,737

EXPENSES:
Investment advisory fees	5,177,422	1,095,358
Administration fees	115,926	40,006
Distribution fees - Adviser Class	355,854	—
Fund accounting fees	8,791	3,129
Audit and tax fees	9,317	10,487
Custodian fees	68,142	23,493
Legal fees	33,792	22,842
Registration and filing fees	73,151	34,384
Printing and mailing fees	47,714	19,441
Transfer agent fees	65,177	18,999
Trustee fees	5,995	2,377
Other fees	4,473	3,240

Total expenses before expense waiver by Adviser	5,965,754	1,273,756
Expense waiver by Adviser (Note 6)	(1,414,480)	(339,656)

Net expenses	4,551,274	934,100

Net investment income	12,563,606	515,637

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	4,828	45,443
Change in unrealized depreciation on investments	(1,755,750)	—

Net realized and unrealized gain (loss) on investments	(1,750,922)	45,443

Change in net assets resulting from operations	$10,812,684	$561,080

* Net of foreign taxes withheld	$—	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Dividend Fund

	Six Months Ended April 30, 2011	Year Ended October 31, 2010

	(Unaudited)
OPERATIONS:
Net investment income	$28,493,265	$84,479,475
Net realized gain (loss) on:
Investments	78,074,666	(106,970,989)
Foreign currency transactions	(2,684,795)	2,308,762
Swap contracts	(865,379)	(8,919,330)
Change in unrealized appreciation (depreciation) on:
Investments	28,129,558	90,505,773
Foreign currency translations	(3,606,340)	738,010
Forward currency contracts	—	(2,558,322)

Change in net assets resulting from operations	127,540,975	59,583,379

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(38,634,538)	(121,681,531)
From net realized gain on investments	—	—

Change in net assets resulting from distributions to shareholders	(38,634,538)	(121,681,531)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	50,086,009	350,130,657
Dividends reinvested	26,531,504	83,999,218
Redemption fees	25,585	293,799
Cost of shares redeemed	(126,671,888)	(315,633,085)

Change in net assets from capital share transactions	(50,028,790)	118,790,589

Total change in net assets	38,877,647	56,692,437

NET ASSETS:
Beginning of period	628,843,844	572,151,407

End of period*	$667,721,491	$628,843,844

* Including accumulated net investment income of:	$8,943,817	$19,085,090

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Accelerating Dividend Fund

	Six Months Ended April 30, 2011	Period Ended October 31, 2010

	(Unaudited)
OPERATIONS:
Net investment income	$54,975	$102,528
Net realized gain (loss) on:
Investments	143,169	41,908
Foreign currency transactions	888	(787)
Change in unrealized appreciation (depreciation) on:
Investments	203,869	128,941
Foreign currency translations	915	(4)

Change in net assets resulting from operations	403,816	272,586

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(68,140)	(81,929)
From net realized gain on investments	(41,908)	(5,574)

Change in net assets resulting from distributions to shareholders	(110,048)	(87,503)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	290,629	1,003,273
Dividends reinvested	71,915	55,671
Redemption fees	21	55
Cost of shares redeemed	(31,871)	(65,229)

Change in net assets from capital share transactions	330,694	993,770

Total change in net assets	624,462	1,178,853

NET ASSETS:
Beginning of period	2,393,439	1,214,586

End of period*	$3,017,901	$2,393,439

* Including accumulated net investment income of:	$19,034	$32,199

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Dynamic Financial Services Fund

	Six Months Ended April 30, 2011	Year Ended October 31, 2010

	(Unaudited)
OPERATIONS:
Net investment income	$24,143	$(7,772)
Net realized loss on:
Investments	(438,862)	(297,894)
Foreign currency transactions	(1,708)	(144)
Change in unrealized appreciation (depreciation) on:
Investments	2,128,357	1,115,795
Foreign currency translations	2	(65)

Change in net assets resulting from operations	1,711,932	809,920

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(22,731)	—
From net realized gain on investments	—	—

Change in net assets resulting from distributions to shareholders	(22,731)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,696,980	2,122,906
Dividends reinvested	19,879	—
Redemption fees	1,980	2,651
Cost of shares redeemed	(1,245,097)	(3,112,605)

Change in net assets from capital share transactions	473,742	(987,048)

Total change in net assets	2,162,943	(177,128)

NET ASSETS:
Beginning of period	7,717,805	7,894,933

End of period*	$9,880,748	$7,717,805

* Including accumulated undistributed net investment loss of:	$(1,006)	$(2,418)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Dynamic Innovators Fund

	Six Months Ended April 30, 2011	Year Ended October 31, 2010

	(Unaudited)
OPERATIONS:
Net investment income	$(48,926)	$(116,402)
Net realized gain (loss) on:
Investments	205,261	(1,606,489)
Foreign currency transactions	—	8
Change in unrealized appreciation on investments	1,807,362	4,208,041
Change in net assets resulting from operations	1,963,697	2,485,158

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gain on investments	—	—

Change in net assets resulting from distributions to shareholders	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	100,068	960,851
Redemption fees	30	699
Cost of shares redeemed	(1,468,966)	(2,707,254)

Change in net assets from capital share transactions	(1,368,868)	(1,745,704)

Total change in net assets	594,829	739,454

NET ASSETS:
Beginning of period	11,846,969	11,107,515

End of period*	$12,441,798	$11,846,969

* Including accumulated undistributed net investment income (loss) of:	$(48,926)	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Dynamic Transformations Fund

	Six Months Ended April 30, 2011	Year Ended October 31, 2010

	(Unaudited)
OPERATIONS:
Net investment income	$(19,614)	$(32,057)
Net realized gain (loss) on:
Investments	141,568	(9,078)
Foreign currency transactions	(87)	—
Change in unrealized appreciation on investments	1,353,791	1,282,573

Change in net assets resulting from operations	1,475,658	1,241,438

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gain on investments	—	—

Change in net assets resulting from distributions to shareholders	—	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	777,201	946,400
Redemption fees	162	384
Cost of shares redeemed	(256,217)	(408,227)

Change in net assets from capital share transactions	521,146	538,557

Total change in net assets	1,996,804	1,779,995

NET ASSETS:
Beginning of period	5,294,200	3,514,205

End of period*	$7,291,004	$5,294,200

* Including accumulated undistributed net investment income (loss) of:	$(19,614)	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Dynamic Balance Fund

	Six Months Ended April 30, 2011	Year Ended October 31, 2010

	(Unaudited)
OPERATIONS:
Net investment income	$469,085	$739,486
Net realized gain (loss) on:
Investments	1,128,195	(1,608,580)
Written options contracts expired or closed	—	15,494
Change in unrealized appreciation (depreciation) on:
Investments	6,040,250	9,359,066
Written option contracts	—	(11,224)

Change in net assets resulting from operations	7,637,530	8,494,242

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(443,636)	(711,332)
From net realized gain on investments	—	—

Change in net assets resulting from distributions to shareholders	(443,636)	(711,332)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	650,892	3,327,815
Dividends reinvested	432,464	685,147
Redemption fees	1,425	4,502
Cost of shares redeemed	(2,718,610)	(4,097,021)

Change in net assets from capital share transactions	(1,633,829)	(79,557)

Total change in net assets	5,560,065	7,703,353

NET ASSETS:
Beginning of period	62,933,571	55,230,218

End of period*	$68,493,636	$62,933,571

* Including accumulated undistributed net investment income (loss) of:	$2,355	$(23,094)

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Ultra Short Tax Optimized Income Fund

	Six Months Ended April 30, 2011	Year Ended October 31, 2010

	(Unaudited)
OPERATIONS:
Net investment income	$12,563,606	$19,489,276
Net realized gain on investments	4,828	2,776
Change in unrealized appreciation (depreciation) on investments	(1,755,750)	383,987

Change in net assets resulting from operations	10,812,684	19,876,039

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Adviser Class Shareholders:
From net investment income	(2,300,457)	(2,541,509)
Distributions to Investor Class Shareholders:
From net investment income	(10,262,768)	(16,948,608)

Change in net assets resulting from distributions to shareholders	(12,563,225)	(19,490,117)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	413,024,440	1,008,880,690
Dividends reinvested	8,965,899	13,426,404
Redemption fees	12,449	57,349
Cost of shares redeemed	(521,779,693)	(1,257,712,771)

Change in net assets from capital share transactions	(99,776,905)	(235,348,328)

Total change in net assets	(101,527,446)	(234,962,406)

NET ASSETS:
Beginning of period	1,438,897,733	1,673,860,139

End of period*	$1,337,370,287	$1,438,897,733

* Including accumulated undistributed net investment income (loss) of:	$381	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Municipal Money Market Fund

	Six Months Ended April 30, 2011	Year Ended October 31, 2010

	(Unaudited)
OPERATIONS:
Net investment income	$515,637	$1,105,693
Net realized gain on investments	45,443	1

Change in net assets resulting from operations	561,080	1,105,694

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(515,647)	(1,105,683)
From net realized gain on investments	(45,444)	—

Change in net assets resulting from distributions to shareholders	(561,091)	(1,105,683)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	605,344,775	1,256,738,098
Dividends reinvested	302,055	765,755
Cost of shares redeemed	(616,367,741)	(1,577,167,490)

Change in net assets from capital share transactions	(10,720,911)	(319,663,637)

Total change in net assets	(10,720,922)	(319,663,626)

NET ASSETS:
Beginning of period	470,168,828	789,832,454

End of period*	$459,447,906	$470,168,828

* Including accumulated net investment income of:	$—	$10

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	Dynamic Dividend Fund

	Six Months Ended April 30, 2011		Year Ended October 31,

			2010	2009	2008	2007		2006

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$4.48		$4.78	$5.72	$13.32	$12.52		$11.98

Income from investment operations:
Net investment income (loss)	0.22		0.56	1.37 (a)	1.33 (a)	1.95		1.61
Net realized and unrealized gains (losses) on investments	0.73		0.00 (b)	(1.14)	(7.29)	0.61		0.51

Total from investment operations	0.95		0.56	0.23	(5.96)	2.56		2.12

Redemption fees	0.00(b	)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)	0.00	(b)
Less distributions:
From net investment income	(0.29)		(0.86)	(1.17)	(1.58)	(1.76)		(1.58)
From net realized gains on investments	—		—	—	—	—		—
From tax return of capital	—		—	—	(0.06)	—		—

Total distributions	(0.29)		(0.86)	(1.17)	(1.64)	(1.76)		(1.58)

Net asset value per share, end of period	$5.14		$4.48	$4.78	$5.72	$13.32		$12.52

Total return	21.75	%(c)	12.72%	6.64%	(49.05)%	21.66%		18.68%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$667,721		$628,844	$572,151	$598,759	$1,500,072		$633,264
Ratio of total expenses to average net assets	1.21	%(d)	1.21%	1.20%	1.18%	1.15%		1.18%
Ratio of interest expense to average net assets	0.04	%(d)	0.04%	0.02%	0.02%	0.00	%(b)	0.00	%(b)
Ratio of expenses to average net assets excluding interest expense	1.17	%(d)	1.18%	1.18%	1.16%	1.15%		1.18%
Ratio of net investment income to average net assets	8.83	%(d)	12.85%	26.04%	15.32%	15.65%		14.04%
Portfolio turnover	176%		506%	656%	323%	216%		192%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.
(b)	The amount is less than $0.005 per share or 0.005%.
(c)	Not annualized
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Accelerating Dividend Fund

	Six Months Ended April 30, 2010
			Year Ended October 31,
			2010	2009 (a)

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$12.80		$11.48	$10.00

Income from investment operations:
Net investment income (loss)	0.49		0.51	0.12	(b)
Net realized and unrealized gains (losses) on investments	1.56		1.29	1.36

Total from investment operations	2.05		1.80	1.48

Redemption fees	0.00	(c)	0.00 (c)	—
Less distributions:
From net investment income	(0.57)		(0.45)	—
From net realized gains on investments	—		(0.03)	—
From tax return of capital	—		—	—

Total distributions	(0.57)		(0.48)	—

Net asset value per share, end of period	$14.28		$12.80	$11.48

Total return	16.40	%(d)	16.06%	14.80	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,018		$2,393	$1,215
Ratio of total expenses to average net assets:
Before waivers	2.46	%(e)	2.70%	5.26	%(e)
After waivers	1.35	%(e)	1.35%	1.35	%(e)
Ratio of net investment income to average net assets	4.18	%(e)	4.85%	1.19	%(e)
Portfolio turnover	68%		225%	104	%(d)

(a)	For the period from November 5, 2008 (inception of fund) to October 31, 2009.
(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.
(c)	The amount is less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Dynamic Financial Services Fund

	Six Months Ended April 30, 2011		Year Ended October 31,				Period Ended October 31, 2006 (a)

			2010	2009	2008	2007

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$7.69		$6.86	$6.24	$13.89	$12.13	$10.00

Income from investment operations:
Net investment income (loss)	0.02		(0.01)	0.03 (b)	0.07 (b)	(0.02)	0.02
Net realized and unrealized gains (losses) on investments	1.71		0.84	1.10	(4.40)	2.54	2.12

Total from investment operations	1.73		0.83	1.13	(4.33)	2.52	2.14

Redemption fees	0.00	(c)	0.00 (c)	0.00 (c)	0.01	0.00 (c)	0.00 (c)
Less distributions:
From net investment income	(0.02)		—	(0.01)	—	(0.01)	(0.01)
From net realized gains on investments	—		—	(0.41)	(3.33)	(0.75)	—
From tax return of capital	—		—	0.00 (c)	—	—	—

Total distributions	(0.02)		—	(0.51)	(3.33)	(0.76)	(0.01)

Net asset value per share, end of period	$9.40		$7.69	$6.86	$6.24	$13.89	$12.13

Total return	22.57	%(d)	12.26%	21.83%	(41.16)%	21.64%	21.47%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$9,881		$7,718	$7,895	$6,677	$10,820	$7,544
Ratio of total expenses to average net assets:
Before waivers	1.67	%(e)	1.85%	2.06%	1.94%	2.61%	2.53%
After waivers	1.42	%(e)	1.43%	1.44%	1.35%	1.35%	1.35%
Ratio of interest expense to average net assets	0.07	%(e)	0.08%	0.09%	0.37%	1.02%	0.01%
Ratio of expenses to average net assets excluding interest expense:
Before waivers	1.60	%(e)	1.77%	1.97%	1.57%	1.59%	2.52%
After waivers	1.35	%(e)	1.35%	1.35%	0.98%	0.33%	1.34%
Ratio of net investment income to average net assets	0.56	%(e)	(0.09)%	0.39%	1.32%	(0.16)%	0.15%
Portfolio turnover	56%		133%	437%	455%	397%	106%

(a)	For the period from November 1, 2005 (inception of fund) to October 31, 2006.

(b)	Net investment income (loss) per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Dynamic Innovators Fund

	Six Months Ended April 30, 2011		Year Ended October 31,					Period Ended October 31, 2006 (a)

			2010	2009	2008		2007

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$10.14		$8.13	$6.83	$14.08		$10.31	$10.00

Income from investment operations:
Net investment income (loss)	(0.05)		(0.10)	— (b)	(0.01	)(b)	0.07	0.09
Net realized and unrealized gains (losses) on investments	1.86		2.11	1.30	(6.84)		3.91	0.22

Total from investment operations	1.81		2.01	1.30	(6.85)		3.98	0.31

Redemption fees	0.00	(c)	0.00 (c)	0.00 (c)	0.03		0.01	—
Less distributions:
From net investment income	—		—	—	(0.02)		(0.14)	—
From net realized gains on investments	—		—	—	(0.41)		(0.08)	—
From tax return of capital	—		—	—	—		—	—

Total distributions	—		—	—	(0.43)		(0.22)	—

Net asset value per share, end of period	$11.95		$10.14	$8.13	$6.83		$14.08	$10.31

Total return	17.85	%(d)	24.72%	19.03%	(49.95)%		39.47%	3.10	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$12,442		$11,847	$11,108	$15,383		$48,355	$5,073
Ratio of total expenses to average net assets:
Before waivers	1.65	%(e)	1.70%	1.86%	1.31%		1.53%	4.25	%(e)
After waivers	1.40	%(e)	1.44%	1.54%	1.35%		1.33%	1.35	%(e)
Ratio of interest expense to average net assets	0.05	%(e)	0.09%	0.19%	0.04%		—	—
Ratio of total expenses to average net assets excluding interest expense:
Before waivers	1.60	%(e)	1.61%	1.67%	1.27%		1.53%	4.25	%(e)
After waivers	1.35	%(e)	1.35%	1.35%	1.31%		1.33%	1.35	%(e)
Ratio of net investment income to average net assets	(0.83	)%(e)	(1.01)%	(0.92)%	(0.18)%		1.08%	3.18	%(e)
Portfolio turnover	11%		22%	20%	76%		135%	3	%(d)

(a)	For the period from July 11, 2006 (inception of fund) to October 31, 2006.

(b)	Net investment income (loss) per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Dynamic Transformation Fund

	Six Months Ended April 30, 2011
			Year Ended October 31,

			2010	2009		2008 (a)

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$10.30		$7.68	$5.79		$10.00

Income from investment operations:
Net investment income (loss)	(0.04)		(0.06)	0.01	(b)	0.03	(b)
Net realized and unrealized gains (losses) on investments	2.81		2.68	1.92		(4.24)

Total from investment operations	2.77		2.62	1.93		(4.21)

Redemption fees	0.00	(c)	0.00 (c)	0.00	(c)	0.00	(c)
Less distributions:
From net investment income	—		—	(0.03)		—
From net realized gains on investments	—		—	—		—
From tax return of capital	—		—	(0.01)		—

Total distributions	—		—	(0.04)		—

Net asset value per share, end of period	$13.07		$10.30	$7.68		$5.79

Total return	26.89	%(d)	34.11%	33.61%		(42.10	)%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$7,291		$5,294	$3,514		$2,649
Ratio of total expenses to average net assets
Before waivers	1.86	%(e)	2.17%	2.86%		2.95	%(e)
After waivers	1.35	%(e)	1.37%	1.35%		1.35	%(e)
Ratio of interest expense to average net assets	0.00	%(c)	0.02%	0.00	%(c)	—%
Ratio of expenses to average net assets excluding interest expense:
Before waivers	1.86	%(e)	2.15%	2.86%		2.95	%(e)
After waivers	1.35	%(e)	1.35%	1.35%		1.35	%(e)
Ratio of net investment income (loss) to average net assets	(0.63	)%(e)	(0.68)%	(0.16)%		0.44	%(e)
Portfolio turnover	24%		52%	57%		108	%(d)

(a)	For the period from December 31, 2007 (inception of fund) to October 31, 2008.

(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share or 0.005%.

(d)	Not annualized.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Dynamic Balance Fund

	Six Months Ended April 30, 2011		Year Ended October 31,

			2010	2009		2008	2007		2006

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$10.16		$8.88	$8.15		$13.55	$13.72		$12.67

Income from investment operations:
Net investment income	0.07		0.12	0.13	(a)	0.26 (a)	0.26		0.21
Net realized and unrealized gains (losses) on investments	1.18		1.27	0.75		(4.47)	0.28		1.26

Total from investment operations	1.25		1.39	0.88		(4.21)	0.54		1.47

Redemption fees	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)	0.00	(b)	0.00 (b)
Less distributions:
From net investment income	(0.07)		(0.11)	(0.13)		(0.25)	(0.24)		(0.20)
From net realized gains on investments	—		—	—		(0.93)	(0.47)		(0.22)
From tax return of capital	—		—	(0.02)		(0.01)	—		—

Total distributions	(0.07)		(0.11)	(0.15)		(1.19)	(0.71)		(0.42)

Net asset value per share, end of period	$11.34		$10.16	$8.88		$8.15	$13.55		$13.72

Total return	12.37	%(c)	15.77%	11.03%		(33.63)%	4.03%		11.79%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$68,494		$62,934	$55,230		$53,097	$92,360		$98,162
Ratio of total expenses to average net assets	1.20	%(d)	1.23%	1.26%		1.24%	1.16%		1.19%
Ratio of interest expense to average net assets	—		—	0.00	%(b)	0.90%	0.00	%(b)	—
Ratio of expenses to average net assets excluding interest expense	1.20	%(d)	1.23%	1.26%		1.15%	1.16%		1.19%
Ratio of net investment income to average net assets	1.44	%(d)	1.22%	1.65%		2.35%	1.87%		1.60%
Portfolio turnover	14%		16%	41%		34%	28%		22%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share or 0.005%.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Ultra Short Tax Optimized Income Fund

	Six Months Ended April 30, 2011		Year Ended October 31,

			2010	2009	2008	2007		2006

	(Unaudited)
Advisor Class Shares:
Net asset value per share, beginning of period	$10.10		$10.10	$10.05	$10.10	$10.10		$10.03

Income from investment operations:
Net investment income	0.08		0.10	0.30 (a)	0.38 (a)	0.38		0.31
Net realized and unrealized gain (loss) on investments	(0.01)		0.01	0.04	(0.04)	(0.00	)(b)	0.09

Total from investment operations	0.07		0.11	0.34	0.34	0.38		0.40

Redemption fees	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)	0.00	(b)
Less distributions:
From net investment income	(0.08)		(0.11)	(0.29)	(0.39)	(0.38)		(0.33)
From net realized gains on investments	—		—	—	—	—		(0.00	)(b)

Total distributions	(0.08)		(0.11)	(0.29)	(0.39)	(0.38)		(0.33)

Net asset value per share, end of period	$10.09		$10.10	$10.10	$10.05	$10.10		$10.10

Total return	0.70	%(c)	1.05%	3.40%	3.39%	3.82%		4.01%
Ratios/Supplemental Data
Net Assets at end of year (000)	$291,692		$292,565	$211,643	$11,568	$871,630		$408,535
Ratio of expenses to average net assets:
Before waivers	1.06	%(d)	1.03%	1.05%	1.08%	1.14%		1.16%
After waivers	0.86	%(d)	0.78%	0.85%	0.85%	0.85%		0.85%
Ratio of net investment income to average net assets	1.62	%(d)	1.04%	2.75%	4.12%	3.82%		3.33%
Portfolio turnover (e)	79%		19%	16%	129%	171%		96%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Ultra Short Tax Optimized Income Fund

	Six Months Ended April 30, 2011		Year Ended October 31,

			2010		2009	2008	2007	2006

	(Unaudited)
Investor Class Shares:
Net asset value per share, beginning of period	$10.05		$10.05		$10.00	$10.04	$10.05	$10.03

Income from investment operations:
Net investment income (loss)	0.09		0.13		0.31 (a)	0.41 (a)	0.40	0.36
Net realized and unrealized gains (losses) on investments	(0.02)		(0.00	)(b)	0.05	(0.04)	(0.01)	0.02

Total from investment operations	0.07		0.13		0.36	0.37	0.39	0.38

Redemption fees	0.00	(b)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
Less distributions:
From net investment income	(0.09)		(0.13)		(0.31)	(0.41)	(0.40)	(0.36)
From net realized gains on investments	—		—		—	—	—	(0.00	)(b)

Total distributions	(0.09)		(0.13)		(0.31)	(0.41)	(0.40)	(0.36)

Net asset value per share, end of period	$10.03		$10.05		$10.05	$10.00	$10.04	$10.05

Total return	0.74	%(c)	1.31%		3.65%	3.75%	3.97%	3.88%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,045,678		$1,146,333		$1,462,217	$231,679	$59,409	$45,260
Ratio of expenses to average net assets:
Before waivers	0.81	%(d)	0.78%		0.80%	0.83%	0.89%	0.91%
After waivers	0.61	%(d)	0.53%		0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	1.87	%(d)	1.29%		3.00%	4.37%	4.07%	3.58%
Portfolio turnover (e)	79%		19%		16%	129%	171%	96%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Municipal Money Market Fund

	Six Months Ended April 30, 2011		Year Ended October 31,

			2010		2009		2008	2007	2006

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.00	(b)	0.00	(b)	0.01	(a)	0.03 (a)	0.04	0.03

Total from investment operations	—		—		0.01		0.03	0.04	0.04

Redemption fees
Less distributions:
From net investment income	(0.00	)(b)	(0.00	)(b)	(0.01)		(0.03)	(0.04)	(0.03)
From tax return of capital	—		—		(0.00	)(b)	—	—	—

Total distributions	—		—		(0.01)		(0.03)	(0.04)	(0.03)

Net asset value per share, end of period	$1.00		$1.00		$1.00		$1.00	$1.00	$1.00

Total return	0.11	%(c)	0.20%		1.03%		2.94%	3.68%	3.33%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$459,448		$470,169		$789,832		$664,401	$1,115,100	$365,840
Ratio of total expenses to average net assets:
Before waivers	0.53	%(d)	0.48%		0.53%		0.49%	0.49%	0.53%
After waivers	0.39	%(d)	0.43%		0.53%		0.35%	0.26%	0.30%
Ratio of interest expense to average net assets	—		—		0.00	%(b)	—	—	—
Ratio of expenses to average net assets excluding interest expense:
Before waivers	0.53	%(d)	0.48%		0.53%		0.49%	0.49%	0.53%
After waivers	0.39	%(d)	0.43%		0.53%		0.35%	0.26%	0.30%
Ratio of net investment income to average net assets	0.21	%(d)	0.20%		0.99%		2.93%	3.37%	3.31%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share or 0.005%.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements
April 30, 2011 (Unaudited)

1.	Organization:

Alpine Series Trust (the “Series Trust”) was organized in 2001 as a Delaware business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Alpine Income Trust (the “Income Trust”) was organized in 2002 as a Delaware business trust, and is registered under the 1940 Act, as an open-end management investment company. The Alpine Dynamic Dividend Fund, Alpine Accelerating Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Dynamic Transformations Fund and Alpine Dynamic Balance Fund are six separate funds of the Series Trust. The Alpine Ultra Short Tax Optimized Income Fund and Alpine Municipal Money Market Fund are two separate funds of the Income Trust. The Alpine Dynamic Dividend Fund, Alpine Accelerating Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Dynamic Transformations Fund, Alpine Dynamic Balance Fund, Alpine Ultra Short Tax Optimized Income Fund and Alpine Municipal Money Market Fund (individually referred to as a “Fund” and collectively, “the Funds”) are diversified funds. Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

A. Valuation of Securities:

The net asset value (“NAV”) of shares of the Funds are calculated by dividing the value of the Funds’ net assets by the number of outstanding shares. NAV is determined each day the NYSE is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Funds are valued at their current market values determined on the basis of market quotations or if market quotations are not available or determined to be reliable, through procedures and/or guidelines established by the Board of Trustees. In computing the Fund’s net asset value, equity securities that are traded on a securities exchange in the United States are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, the option is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Debt securities are valued based on an evaluated mean price as furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Equity securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset values are not calculated. As stated above, if the market prices are not readily available or not reflective of the fair value of the security, as of the close of the regular trading on the NYSE (normally, 4:00 p.m., Eastern time), the security will be priced at fair value following procedures approved by the Board of Trustees.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011 (Unaudited)

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees. The Board has approved the use of Interactive Data’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset values may differ from quoted or official closing prices.

As of April 30, 2011, the Dynamic Innovators Fund and Ultra Short Tax Optimized Income Fund held securities that are fair valued, which comprised less than 0.05% and 4.1%, respectively, of each Fund’s net assets.

The Municipal Money Market Fund values its investments at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the 1940 Act, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

In accordance with GAAP, the Funds use a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entities own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Funds’ investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011 (Unaudited)

The following is a summary of the inputs used to value the Funds’ net assets as of April 30, 2011:

	Valuation Inputs

Dynamic Dividend Fund*	Level 1 **	Level 2 **	Level 3	Total Value

Common Stocks
Australia	$6,479,360	$—	$—	$6,479,360
Brazil	54,914,007	—	4,290,618	59,204,625
Canada	18,919	—	—	18,919
China	9,243,340	—	—	9,243,340
Finland	15,410,830	—	—	15,410,830
France	20,520,693	—	—	20,520,693
India	8,135,524	—	—	8,135,524
Israel	6,372,463	—	—	6,372,463
Norway	43,542,300	—	—	43,542,300
South Korea	14,077,171	—	—	14,077,171
Spain	3,227,656	—	—	3,227,656
Sweden	67,814,841	—	—	67,814,841
Turkey	17,473,198	—	—	17,473,198
United Kingdom	36,461,511	—	—	36,461,511
United States	336,388,759	—	—	336,388,759
Short-Term Investments	—	27,873,000	—	27,873,000

Total	$640,080,572	$27,873,000	$4,290,618	$672,244,190

	Valuation Inputs

Other Financial Instruments*	Level 1	Level 2	Level 3	Total Value

Liabilities
Forward Currency Contracts	$—	$(6,679,616)	$—	$(6,679,616)

Total	$—	$(6,679,616)	$—	$(6,679,616)

	Valuation Inputs

Accelerating Dividend Fund*	Level 1 **	Level 2 **	Level 3	Total Value

Common Stocks	$2,814,558	$—	$—	$2,814,558
Short-Term Investments	—	101,000	—	101,000

Total	$2,814,558	$101,000	$—	$2,915,558

	Valuation Inputs

Dynamic Financial Services Fund*	Level 1 **	Level 2 **	Level 3	Total Value

Common Stocks
Capital Markets	$1,820,564	$—	$—	$1,820,564
Commercial Banks	4,901,594	207,040	—	5,108,634
Consumer Finance	288,400	—	—	288,400
Diversified Financial Services	1,236,932	—	—	1,236,932
Health Care Providers & Services	65,472	—	—	65,472
Industrial Conglomerates	143,150	—	—	143,150
Insurance	59,500	—	—	59,500
Real Estate Investment Trusts	235,192	—	—	235,192
Thrifts & Mortgage Finance	1,160,249	—	—	1,160,249
Investment Companies	76,492	—	—	76,492

Total	$9,987,545	$207,040	$—	$10,194,585

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011 (Unaudited)

	Valuation Inputs

Dynamic Innovators Fund*	Level 1 **	Level 2 **	Level 3	Total Value

Common Stocks
Auto Components	$831,018	$—	$—	$831,018
Biotechnology	107,200	—	—	107,200
Chemicals	846,240	—	—	846,240
Commercial Banks	310,090	—	—	310,090
Communications Equipment	182,950	—	—	182,950
Computers & Peripherals	287,110	—	—	287,110
Diversified Financial Services	236,616	—	—	236,616
Diversified Telecommunication Services	166,875	—	—	166,875
Electrical Equipment	613,250	—	—	613,250
Electronic Equipment, Instruments & Components	1,548,278	—	—	1,548,278
Health Care Equipment & Supplies	718,730	—	—	718,730
Health Care Providers & Services	1,232,060	—	—	1,232,060
Health Care Technology	317,899	—	—	317,899
Internet & Catalog Retail	1,641,030	—	—	1,641,030
Internet Software & Services	544,070	—	—	544,070
Life Sciences Tools & Services	904,464	—	—	904,464
Machinery	810,551	—	264	810,815
Pharmaceuticals	270,160	—	—	270,160
Semiconductors & Semiconductor Equipment	899,880	—	—	899,880
Software	1,272,466	—	—	1,272,466

Total	$13,740,937	$—	$264	$13,741,201

	Valuation Inputs

Dynamic Transformations Fund*	Level 1 **	Level 2 **	Level 3	Total Value

Common Stocks	$7,563,892	$—	$—	$7,563,892

Total	$7,563,892	$—	$—	$7,563,892

	Valuation Inputs

Dynamic Balance Fund*	Level 1 **	Level 2 **	Level 3	Total Value

Common Stocks	$50,366,651	$—	$—	$50,366,651
Bonds and Notes	—	14,009,532	—	14,009,532
Short-Term Investments	—	4,275,000	—	4,275,000

Total	$50,366,651	$18,284,532	$—	$68,651,183

	Valuation Inputs

Ultra Short Tax Optimized Income Fund*	Level 1 **	Level 2 **	Level 3	Total Value

Municipal Bonds
Multi-State	$—	$—	$2,561,500	$2,561,500
All Other	—	1,357,262,201	—	1,357,262,201
Money Market Funds	—	27,705	—	27,705

Total	$—	$1,357,289,906	$2,561,500	$1,359,851,406

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011 (Unaudited)

	Valuation Inputs

Municipal Money Market Fund *	Level 1 **	Level 2 **	Level 3	Total Value

Municipal Bonds	$—	$434,987,255	$—	$434,987,255
Money Market Funds	—	19,078,288	—	19,078,288

Total	$—	$454,065,543	$—	$454,065,543

*	For detailed country, sector, and state descriptions, see accompanying Schedule of Portfolio Investments

**

During the period ended April 30, 2011 there were no significant transfers between Level 1 and Level 2 securities. A security’s classification as Level 1 or Level 2 within the Fund can move on a daily basis throughout the year depending on whether or not the Fund has determined the value of securities principally traded in foreign markets has become stale between the close of the foreign exchanges and the time the funds calculate their NAV. If management determines the price has become stale, a fair value adjustment will be made to the impacted securities and these fair value adjusted securities are considered to be priced using Level 2 inputs.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Dynamic Dividend Fund	Dynamic Innovators Fund	Ultra Short Tax Optimized Income Fund

Balance as of October 31, 2010	$—	$245	$2,561,500
Accrued discounts / premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(818)	19	—
Purchases	4,291,436	—	—
Sales	—	—	—
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of April 30, 2011	$4,290,618	$264	$2,561,500

Change in net unrealized depreciation on level 3 holdings held at period end	$(818)	$19	$—

B. Security Transactions and Investment Income:

Security transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable. Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

C. Line of Credit:

For the period from November 1, 2010 through November 30, 2010 each Fund had a line of credit with U.S. Bank N.A. On December 1, 2010 each Fund entered into a lending agreement with BNP Paribas through its New York branch. Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act. For the six months ended April 30, 2011, the average interest rate paid on outstanding borrowings under the line of credit was 1.13%, 1.15%, 1.10% and 1.10% for the Dynamic Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund and Dynamic Transformations Fund, respectively. The Funds also incur interest expense on custody overdraft charges.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011 (Unaudited)

	Dynamic Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund	Dynamic Trans- formations Fund

Total line of credit amount available	$240,968,447	$3,470,128	$4,588,210	$2,576,080
Line of credit outstanding at April 30, 2011	—	419,397	1,281,469	138,880
Line of credit amount unused at April 30, 2011	240,968,447	3,050,731	3,306,741	2,437,200
Average balance outstanding during the period	22,888,905	552,790	507,382	9,754
Interest expense incurred on line of credit during the period	129,793	3,184	2,815	54
Interest expense incurred on custody overdrafts during the period	704	6	—	—

D. Income Taxes:

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded. Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

E. Dividends and Distributions:

Each of the Dynamic Dividend, Accelerating Dividend, Dynamic Financial Services, Dynamic Innovators, Dynamic Transformations, Dynamic Balance and Ultra Short Tax Optimized Income Funds intends to distribute substantially all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. The Municipal Money Market Fund declares and accrues dividends daily on each business day based upon the Fund’s net income, and pays dividends monthly. Distributions to shareholders are recorded at the close of business on the ex-dividend date. All dividends are automatically reinvested in full and fractional shares of the Fund at net asset value per share, unless otherwise requested.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes they are reported as returns of capital.

F. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses of the Ultra Short Tax Optimized Income Fund are allocated among the classes of the Fund based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Adviser Class shares.

G. Foreign Currency Translation Transactions:

Each of the Dynamic Dividend, Accelerating Dividend, Dynamic Financial Services and Dynamic Transformations Funds may invest without limitation in foreign securities. The Dynamic Innovators Fund and Dynamic Balance Fund may invest up to 20% and 15%, respectively, of the value of its net assets in foreign securities. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011 (Unaudited)

H. Risk Associated With Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

I. Written Option Contracts:

The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. The Funds may write (sell) put and call options to gain exposure to or hedge against changes in the value of equities. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of an option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date, the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund’s basis in the underlying security will be reduced by the premium originally received. The net realized gains or losses and change in unrealized appreciation or depreciation on written option contracts is included in the Statements of Operations. With written option contracts, there is minimal counterparty credit risk to the Funds since written option contracts are exchange traded. The Funds’ did not hold written options contracts as of April 30, 2011 or transact in written options during the six months ended April 30, 2011.

J. Swap Contracts:

The Funds are subject to equity price risk in the normal course of pursuing its investment objectives. Certain Funds may enter into long equity swap contracts with multiple brokers to manage or gain exposure to various securities or markets. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The counterparty risk to the Fund is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. During the six months ended April 30, 2011, the Dynamic Dividend Fund entered into five equity swap contracts with a notional value of $2,393,000.

The net realized gains or losses and change in unrealized appreciation or depreciation on swap contracts is included in the Statement of Operations.

K. Equity-Linked Structured Notes:

Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011 (Unaudited)

underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

L. Forward Currency Contracts:

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. The Funds may use forward currency contracts to gain exposure to or hedge against changes in the value of foreign currencies. A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably. As of April 30, 2011, the Dynamic Dividend Fund had the following forward currency contracts outstanding:

Description	Expiration Date	Contracts to Deliver/Receive	Settlement Value	Current Value	Unrealized Loss

Contracts Sold:
British Pound	05/31/11	8,810,000 (GBP)	$13,630,920	$14,710,807	$(1,079,887)
Euro	05/31/11	4,650,000 (EUR)	6,045,093	6,882,056	(836,963)
Norwegian Krone	05/31/11	119,000,000 (NOK)	19,762,419	22,645,100	(2,882,681)
Swedish Krona	05/31/11	90,000,000 (SEK)	12,992,637	14,872,722	(1,880,085)

				$59,110,685	$(6,679,616)

M. Derivatives

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ Statements of Assets and Liabilities and Statements of Operations.

The effect of derivative instruments on the Statements of Operations for the six months ended April 30, 2011:

Dynamic Dividend Fund

Derivatives	Unrealized Depreciation

Forward Currency Contracts	$ (6,679,616)

Dynamic Dividend Fund

Derivatives	Net Realized Loss	Change in Unrealized Appreciation (Depreciation)

Forward Currency Contracts	$ (2,545,348)	$ (4,121,294)
Swap Contracts	$ (865,379)	$ —

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011 (Unaudited)

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

Dynamic Dividend Fund

	Six Months Ended April 30, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	10,402,222	$50,086,009	73,885,141	$350,130,657
Shares issued in reinvestment of dividends	5,511,929	26,531,504	18,316,994	83,999,218
Redemption fees	—	25,585	—	293,799
Shares redeemed	(26,324,131)	(126,671,888)	(71,563,682)	(315,633,085)

Total net change	(10,409,980)	$(50,028,790)	20,638,453	$118,790,589

Accelerating Dividend Fund

	Six Months Ended April 30, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	21,391	$290,628	81,950	$1,003,273
Shares issued in reinvestment of dividends	5,389	71,915	4,620	55,671
Redemption fees	—	21	—	55
Shares redeemed	(2,366)	(31,871)	(5,431)	(65,229)

Total net change	24,414	$330,693	81,139	$993,770

Dynamic Financial Services Fund

	Six Months Ended April 30, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	190,299	$1,696,980	259,313	$2,122,906
Shares issued in reinvestment of dividends	2,306	19,879	—	—
Redemption fees	—	1,980	—	2,651
Shares redeemed	(145,111)	(1,245,097)	(406,494)	(3,112,605)

Total net change	47,494	$473,742	(147,181)	$(987,048)

Dynamic Innovators Fund

	Six Months Ended April 30, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	9,292	$100,068	102,344	$960,851
Shares issued in reinvestment of dividends	—	—	—	—
Redemption fees	—	30	—	699
Shares redeemed	(136,088)	(1,468,966)	(300,251)	(2,707,254)

Total net change	(126,796)	$(1,368,868)	(197,907)	$(1,745,704)

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011 (Unaudited)

Dynamic Transformations Fund

	Six Months Ended April 30, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	65,680	$777,201	100,800	$946,400
Shares issued in reinvestment of dividends	—	—	—	—
Redemption fees	—	162	—	384
Shares redeemed	(21,501)	(256,217)	(44,727)	(408,227)

Total net change	44,179	$521,146	56,073	$538,557

Dynamic Balance Fund

	Six Months Ended April 30, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	60,250	$650,892	332,579	$3,327,815
Shares issued in reinvestment of dividends	39,899	432,464	70,809	685,147
Redemption fees	—	1,425	—	4,502
Shares redeemed	(254,000)	(2,718,610)	(425,325)	(4,097,021)

Total net change	(153,851)	$(1,633,829)	(21,937)	$(79,557)

Ultra Short Tax Optimized Income Fund

	Six Months Ended April 30, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Adviser Class
Shares sold	32,508,633	$326,483,862	21,325,548	$215,560,340
Shares issued in reinvestment of dividends	720,581	7,229,860	182,690	1,846,277
Redemption fees	—	9,874	—	6,113
Shares redeemed	(43,113,361)	(432,972,929)	(13,502,674)	(136,506,912)

Total net change	(9,884,147)	$(99,249,333)	8,005,564	$80,905,818

Investor Class
Shares sold	8,568,361	$86,540,578	78,908,768	$793,320,350
Shares issued in reinvestment of dividends	172,028	1,736,039	1,152,251	11,580,127
Redemption fees	—	2,575	—	51,236
Shares redeemed	(8,793,628)	(88,806,764)	(111,519,276)	(1,121,205,859)

Total net change	(53,239)	$(527,572)	(31,458,257)	$(316,254,146)

Municipal Money Market Fund

	Six Months Ended April 30, 2011		Year Ended October 31, 2010

	Shares	Amount	Shares	Amount

Shares sold	605,344,775	$605,344,775	1,256,738,098	$1,256,738,098
Shares issued in reinvestment of dividends	302,055	302,055	765,755	765,755
Shares redeemed	(616,367,840)	(616,367,741)	(1,577,167,392)	(1,577,167,490)

Total net change	(10,721,010)	$(10,720,911)	(319,663,539)	$(319,663,637)

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011 (Unaudited)

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2011 are as follows:

	Non-U.S. Government		U.S. Government

	Purchases	Sales	Purchases	Sales

Dynamic Dividend Fund	$1,138,563,152	$1,203,467,712	$—	$—
Accelerating Dividend Fund	1,929,573	1,724,245	—	—
Dynamic Financial Services Fund	5,202,390	5,194,818	—	—
Dynamic Innovators Fund	1,501,273	1,373,818	—	—
Dynamic Transformations Fund	2,479,712	1,504,482	—	—
Dynamic Balance Fund	12,292,860	8,629,525	—	—
Ultra Short Tax Optimized Income Fund	1,091,291,012	1,127,951,757	—	—

5.	Distribution Plans:

Quasar Distributors, LLC (“Quasar”) serves as each Fund’s distributor. The Ultra Short Tax Optimized Income Fund has adopted a distribution and servicing plan (the “Plan”) for its Adviser Class shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution and servicing of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund’s average daily net assets. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Ultra Short Tax Optimized Income Fund incurred $355,854 pursuant to the Plan for the six months ended April 30, 2011.

The Plan for the Ultra Short Tax Optimized Income Fund may be terminated at any time by vote of the Trustees of the Income Trust who are not “interested persons”, as defined by the 1940 Act, of the Income Trust, or by vote of a majority of the outstanding voting shares of the respective class.

6.	Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“the Adviser”) provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the Funds, the Adviser is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund and Dynamic Balance Fund. The Adviser is entitled to an annual fee based on 0.75% of the Ultra Short Tax Optimized Income Fund’s average daily net assets and an annual fee based on 0.45% of the Municipal Money Market Fund’s average daily net assets.

The Adviser agreed to reimburse the Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund, Dynamic Balance Fund and Ultra Short Tax Optimized Income Fund – Investor Class to the extent necessary to ensure that each Fund’s total operating expenses (excluding 12b-1 fees, interest, brokerage commissions and extraordinary expenses) does not exceed 1.35%, 1.35%, 1.35%, 1.35%, 1.35%, 1.35%, and 0.70% of the Fund’s average daily net assets, respectively. The expense cap for the Ultra Short Tax Optimized Income Fund – Adviser Class is 0.95%. Adviser agreed to reimburse the Ultra Short Tax Optimized Income Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) did not exceed certain limits. The limits ranged from 0.60% to 0.65% of the Fund’s average daily net assets during the six months ended April 30, 2011. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the six months ended April 30, 2011, the Adviser waived investment advisory fees and other expenses totaling $14,551, $10,523, $14,851, $15,726 and $1,414,480, for the Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund and Ultra Short Tax Optimized Income Fund, respectively. The expense limitations will remain in effect for each Fund unless and until the Board of Trustees of the Series and Income Trusts approve

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011 (Unaudited)

its modification or termination with respect to each Fund. Waived expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Accelerating Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund	Dynamic Transformations Fund	Ultra Short Tax Optimized Income Fund

10/31/2011	$—	$22,153	$—	$53,829	$322,815
10/31/2012	40,707	38,481	31,680	41,270	1,528,133
10/31/2013	28,493	34,708	29,521	37,330	3,894,496
10/31/2014	14,551	10,523	14,851	15,726	1,414,480

For the six months ended April 30, 2011, the Adviser agreed to reimburse the Municipal Money Market Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) did not exceed certain limits. The limits ranged from 0.33% to 0.54% of the Fund’s average daily net assets during the six months ended April 30, 2011. For the six months ended April 30, 2011 the Adviser waived investment advisory fees and other expenses totaling $339,656 for the Municipal Market Fund.

7.	Federal Income Tax Information

At October 31, 2010, the components of accumulated earnings (losses) on a tax basis were as follows:

	Dynamic Dividend Fund	Accelerating Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund

Cost of investments	$502,291,636	$2,119,366	$13,024,272	$11,153,711

Gross unrealized appreciation	146,852,362	311,388	604,974	2,223,364
Gross unrealized depreciation	(43,120,780)	(45,465)	(5,099,131)	(1,504,213)

Net unrealized appreciation (depreciation)	103,731,582	265,923	(4,494,157)	719,151

Undistributed ordinary Income	19,454,026	30,855	—	—
Undistributed long-term capital gain	—	41,908	—	—

Total distributable earnings	19,454,026	72,763	—	—

Other accumulated gains (losses)	(1,135,267,448)	(2)	(259,015)	(13,634,298)

Total accumulated gains (losses)	$(1,012,081,840)	$338,684	$(4,753,172)	$(12,915,147)

	Dynamic Transformations Fund	Dynamic Balance Fund	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund

Cost of investments	$4,324,097	$63,291,902	$1,420,066,624	$470,720,872

Gross unrealized appreciation	1,309,975	9,634,257	3,879,275	—
Gross unrealized depreciation	(319,652)	(11,442,753)	(2,163,138)	—

Net unrealized appreciation (depreciation)	990,323	(1,808,496)	1,716,137	—

Undistributed ordinary Income	—	3,710	—	11
Undistributed long-term capital gain	—	—	—	—

Total distributable earnings	—	3,710	—	11

Other accumulated gains (losses)	(802,741)	(1,869,659)	(49,464)	—

Total accumulated gains (losses)	$187,582	$(3,674,445)	$1,666,673	$11

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, partnership tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011 (Unaudited)

The tax character of distributions paid during the years ended October 31, 2010 and 2009 were as follows:

	2010	2009

Dynamic Dividend Fund
Ordinary income	$121,681,531	$126,650,712
Long-term capital gain	—	—

	$121,681,531	$126,650,712

Accelerating Dividend Fund
Ordinary income	$87,503	$—
Long-term capital gain	—	—

	$87,503	$—

Dynamic Financial Services Fund
Ordinary income	$—	$519,389
Long-term capital gain	—	—
Return of capital	—	4,121

	$—	$523,510

Dynamic Innovators Fund
Ordinary income	$—	$—
Long-term capital gain	—	—

	$—	$—

Dynamic Transformations Fund
Ordinary income	$—	$14,717
Long-term capital gain	—	—
Return of capital	—	2,411

	$—	$17,128

Dynamic Balance Fund
Ordinary income	$711,332	$845,241
Long-term capital gain	—	—
Return of capital	—	114,962

	$711,332	$960,203

Ultra Short Tax Optimized Income Fund
Ordinary income	$20,593	$91,364
Exempt interest dividends	19,469,207	23,252,288
Return of capital	317	—

	$19,490,117	$23,343,652

Municipal Money Market Fund
Ordinary income	$—	$134,761
Exempt interest dividends	1,105,683	6,695,604
Return of capital	—	2,781

	$1,105,683	$6,833,146

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2011 (Unaudited)

During the year ended October 31, 2010, the Ultra Short Tax Optimized Income Fund utilized $2,776 of capital loss carryovers. Capital loss carryovers as of October 31, 2010 are as follows:

Expiration Date	Dynamic Dividend Fund	Accelerating Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund

10/31/2013	$4,335,047	$—	$—	$—
10/31/2014	$15,084,034	$—	$—	$—
10/31/2015	$37,200,325	$—	$—	$—
10/31/2016	$536,971,822	$—	$—	$6,415,976
10/31/2017	$388,131,987	$—	$115,243	$5,637,266
10/31/2018	$154,321,655	$—	$143,772	$1,581,056

Expiration Date	Dynamic Transformations Fund	Dynamic Balance Fund	Ultra Short Tax Optimized Income Fund	Municipal Money Market Fund

10/31/2014	$—	$—	$47,352	$—
10/31/2015	$—	$—	$2,112	$—
10/31/2016	$140,244	$276,574	$—	$—
10/31/2017	$653,420	$—	$—	$—
10/31/2018	$9,077	$1,593,085	$—	$—

In accordance with U.S. GAAP, the Funds have previously adopted accounting standards related to the accounting for uncertain tax positions. In accordance with this guidance, the Funds analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdiction. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds included Federal and the state of New York. As of October 31, 2010, open Federal and New York tax years include the tax years ended October 31, 2007 through 2010. The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken in previous years or expected to be taken on the tax return for the fiscal year-end October 31, 2010. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

8.	Subsequent Events:

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were issued.

Distributions: The Dynamic Dividend Fund and Accelerating Dividend Fund paid a distribution from net investment income of $5,404,984 and $8,044 or $0.042 and $0.038 per share, respectively, on May 27, 2011 to shareholders of record on May 26, 2011. The Ultra Short Tax Optimized Income Fund – Adviser Class and Investor Class paid a distribution from net investment income of $396,730 and $1,628,728 or $0.01343932 and $0.01558683 per shares, respectively, on May 31, 2011 to shareholders of record on May 27, 2011.

The Dynamic Dividend Fund, Accelerating Dividend Fund and Dynamic Balance Fund declared distributions from net investment income of $0.042, $0.0381 and $0.0371 per share, respectively, payable on June 29, 2011 to shareholders of record on June 28, 2011. The Ultra Short Tax Optimized Income Fund – Adviser Class and Investor Class declared distributions of any distributable income payable on June 30, 2011 to shareholders of record on June 29, 2011.

Alpine Mutual Funds

Additional Information (Unaudited)
Expense Examples
April 30, 2011

As a shareholder of the Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund, Dynamic Balance Fund and Ultra Short Tax Optimized Income Fund – Adviser and Investor Class, you will incur two types of costs: (1) transaction costs, such as initial sales charges (loads) and/or redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. As a shareholder of the Municipal Money Market Fund, you will incur ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the period 11/1/2010 – 4/30/2011.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load (except the Ultra Short Tax Optimized Income Fund – Adviser Class, which charges a sales load of 0.50% on purchases) or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Boston Financial Data Services, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the Dynamic Dividend Fund, Accelerating Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund, Dynamic Transformations Fund and Dynamic Balance Fund will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 2 months after purchase. Shareholders in the Ultra Short Tax Optimized Income Fund – Adviser and Investor Class will be charged a redemption fee equal to 0.25% of the net amount of the redemption if they redeem their shares less than one month after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
April 30, 2011

Dynamic Dividend Fund
	Beginning Account Value 11/1/2010	Ending Account Value 4/30/2011	Expenses Paid During Period 11/1/2010-4/30/2011 (3)*

Actual (1)	$1,000.00	$1,217.50	$6.65
Hypothetical (2)	$1,000.00	$1,018.79	$6.06

(1)	Ending account values and expenses paid during period based on a 21.75% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.04%, the actual and hypothetical expenses paid during the period were $6.43 and $5.86, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Accelerating Dividend Fund
	Beginning Account Value 11/1/2010	Ending Account Value 4/30/2011	Expenses Paid During Period 11/1/2010-4/30/2011*

Actual (1)	$1,000.00	$1,164.00	$7.24
Hypothetical (2)	$1,000.00	$1,018.10	$6.76

(1)	Ending account values and expenses paid during period based on a 16.40% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Dynamic Financial Services Fund
	Beginning Account Value 11/1/2010	Ending Account Value 4/30/2011	Expenses Paid During Period 11/1/2010-4/30/2011 (3)*

Actual (1)	$1,000.00	$1,225.70	$7.84
Hypothetical (2)	$1,000.00	$1,017.75	$7.10

(1)	Ending account values and expenses paid during period based on a 22.57% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.07%, the actual and hypothetical expenses paid during the period were $7.45 and $6.76, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.42%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
April 30, 2011

Dynamic Innovators Fund
	Beginning Account Value 11/1/2010	Ending Account Value 4/30/2011	Expenses Paid During Period 11/1/2010-4/30/2011 (3)*

Actual (1)	$1,000.00	$1,178.50	$7.56
Hypothetical (2)	$1,000.00	$1,017.85	$7.00

(1)	Ending account values and expenses paid during period based on a 17.85% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
(3)	Excluding interest expense of 0.05%, the actual and hypothetical expenses paid during the period were $7.29 and $6.76, respectively.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Dynamic Transformations Fund
	Beginning Account Value 11/1/2010	Ending Account Value 4/30/2011	Expenses Paid During Period 11/1/2010-4/30/2011*

Actual (1)	$1,000.00	$1,268.90	$7.59
Hypothetical (2)	$1,000.00	$1,018.10	$6.76

(1)	Ending account values and expenses paid during period based on a 26.89% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Dynamic Balance Fund
	Beginning Account Value 11/1/2010	Ending Account Value 4/30/2011	Expenses Paid During Period 11/1/2010-4/30/2011*

Actual (1)	$1,000.00	$1,123.70	$6.32
Hypothetical (2)	$1,000.00	$1,018.84	$6.01

(1)	Ending account values and expenses paid during period based on a 12.37% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Ultra Short Tax Optimized Income Fund

Adviser Class Shares

	Beginning Account Value 11/1/2010	Ending Account Value 4/30/2011	Expenses Paid During Period 11/1/2010-4/30/2011*

Actual (1)	$1,000.00	$1,007.00	$4.28
Hypothetical (2)	$1,000.00	$1,020.53	$4.31

(1)	Ending account values and expenses paid during period based on a 0.70% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 0.86%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
April 30, 2011

Ultra Short Tax Optimized Income Fund Investor Class Shares
	Beginning Account Value 11/1/2010	Ending Account Value 4/30/2011	Expenses Paid During Period 11/1/2010-4/30/2011*

Actual (1)	$1,000.00	$1,007.40	$3.04
Hypothetical (2)	$1,000.00	$1,021.77	$3.06

(1)	Ending account values and expenses paid during period based on a 0.74% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
*	Expenses are equal to the Fund’s annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Municipal Money Market Fund
	Beginning Account Value 11/1/2010	Ending Account Value 4/30/2011	Expenses Paid During Period 11/1/2010-4/30/2011*

Actual (1)	$1,000.00	$1,001.10	$1.94
Hypothetical (2)	$1,000.00	$1,022.86	$1.96

(1)	Ending account values and expenses paid during period based on a 0.11% return. The return is considered after expenses are deducted from the Fund.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.
* Expenses are equal to the Fund’s annualized expense ratio of 0.39%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued April 30, 2011

Investment Advisor and Advisory Contracts

On December 17, 2010 and on March 29, 2011, at meetings called for the purposes of voting on such approvals, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contract or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contract for the Fund. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Fund’s counsel. In deciding whether to renew the Agreements, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by Adviser under the Agreements, (ii) the investment performance of the Funds, (iii) the costs to Adviser of its services and the profits realized by Adviser, from its relationship with the Funds, and (iv) the extent to which economies of scale would be realized if and as the Fund grows and whether the fee levels in the Agreements reflect these economies of scale. The December meeting considered these factors for the period ending October 31, 2010 and the March meeting considered these factors for the period ending December 31, 2010.

In considering the nature, extent and quality of the services provided by Adviser, the Independent Trustees relied on their prior experience as Independent Trustees of the Funds as well as on the materials provided at the meeting. They noted that under the Agreements, the Adviser is responsible for managing the Funds’ investments in accordance with the Fund’s investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Independent Trustees, for providing necessary and appropriate reports and information to the Independent Trustees, and for furnishing the Funds with the assistance, cooperation, and information necessary for the Funds to meet various legal requirements regarding registration and reporting. They also noted the experience and expertise of Adviser as appropriate as an adviser to the Funds.

The Independent Trustees reviewed the background and experience of Adviser’s senior management, including those individuals responsible for the investment and compliance operations with respect to the Fund’s investments, and the responsibilities of the investment and compliance personnel with respect to the Fund. They also considered the resources, operational structures and practices of Adviser in managing the Funds’ portfolios, in monitoring and securing the Funds’ compliance with investment objectives and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of Adviser, the Independent Trustees took into account that the Adviser’s experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Independent Trustees determined that the nature and extent of the services provided by Adviser to the Fund were appropriate, had been of high quality, and could be expected to remain so.

The Independent Trustees compared the Fund performance metrics provided by Morningstar with those internally generated by Alpine. It was observed that the last quarter of performance had been strong for several of the Funds. In assessing the quality of the portfolio management delivered by the Adviser, the Independent Trustees also compared the short-term and long-term performance of each Fund on both an absolute basis and in comparison to its peer group, as constructed by data provided by independent rating agencies. The Independent Trustees noted that the performance of a number of the Funds was strong. Of importance to the Independent Trustees was the extent to which the Funds achieved their objectives. They further concluded that the expense ratio of the Funds were appropriate and in line with competitors. Accordingly, the Independent Trustees concluded that the performance of the Funds was satisfactory.

The Independent Trustees considered the profitability of the advisory arrangement with the Adviser. The Independent Trustees had been provided with general data on the Funds’ profitability to Adviser. The Independent Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreements and any expense subsidization undertaken by the Adviser, as well as each Fund’s brokerage and commissions. After discussion and analysis, they concluded that, to the extent that Adviser’s relationship with the Funds had been profitable, the profitability was in no case such as to render the advisory fee excessive.

The Independent Trustees discussed the other materials provided by Alpine, including expense information, organization charts, advisory fee breakpoints and profitability data. In reviewing breakpoints, the Independent Trustees recognized that breakpoints were more essential for open-end funds, where assets could continue to grow over time.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued April 30, 2011

In considering whether Adviser benefits in other ways from its relationship with the Funds, the Independent Trustees concluded that, to the extent that Adviser derives other benefits from its relationship with the Fund, those benefits are not so significant as to render the adviser’s fees excessive.

On the basis of their discussions with management and their analysis of information provided at the meeting, the Independent Trustees determined that the nature of the Fund and its operations is such that Adviser was likely to continue to realize economies of scale in the management of the Fund as it grows in size.

The Independent Trustees approved the continuance of the Fund’s Agreements with Adviser after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services provided by Adviser were appropriate, that the performance of the Funds had been satisfactory, and that Adviser could be expected to provide services of high quality. As to Adviser’s fees for the Funds, the Independent Trustees determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Funds’ relationship with Adviser was not so profitable as to render the fees excessive, that any additional benefits to Adviser were not of a magnitude materially to affect the Independent Trustees’ deliberations, and that the fees adequately reflected shared economies of scale with the Fund.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued April 30, 2011

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Laurence B. Ashkin (83)	Independent Trustee	Indefinite, since the Trust’s inception	Real estate developer since 1980; Founder and President of Centrum Properties, Inc. since 1980.	17	Board of Trustees Chairman, Perspective Charter Schools, Chicago, IL; Director, Chicago Public Radio; Trustee of each of the Alpine Trusts.*

H. Guy Leibler (56)	Independent Trustee	Indefinite, since the Trust’s inception	Private investor, since 2007; Vice Chair & Chief Operating Officer of L&L Acquisitions, LLC (2004-2007); President, Skidmore, Owings & Merrill LLP (2001-2004).	17	Chairman Emeritus, White Plains Hospital Center; Trustee, each of the Alpine Trusts.*

Jeffrey E. Wacksman (50)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP, since 1994.	17

Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi Icebergs Inc. (Women’s Sportswear); Director, MH Properties, Inc.; Trustee, each of the Alpine Trusts.*

James A. Jacobson (66)	Independent Trustee	Indefinite, since July 2009	Retired, since November 2008; Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC, January 2003 to November 2008.	17	Trustee, Allianz Global Investors Multi-Funds. Trustee, each of the Alpine Trusts.*

*

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trust”).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued April 30, 2011

Interested Trustees & Officers

Name and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (54)	Interested Trustee, President and Portfolio Manager	Indefinite, since the Trust’s inception	CEO of Alpine Woods Capital Investors, LLC since November 1997. President of Alpine Trusts since 1998.	17	Trustee, each of the Alpine Trusts.

Stephen A. Lieber*** (85)	Vice President and Portfolio Manager	Indefinite, since the Trust’s inception	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

John Megyesi (50)	Chief Compliance Officer	Indefinite, since January 2009

Chief Compliance Officer, Alpine Woods Capital Investors, LLC since January 2009; Vice President and Manager, Trade Surveillance, Credit Suisse Asset Management, LLC (2006-2009); Manager, Trading and Surveillance, Allianz Global Investors (2004-2006).

				N/A	None

Ronald Palmer (42)	Chief Financial Officer	Indefinite, since January 2010

Chief Financial Officer, Alpine Woods Capital Investors, LLC since January 2010; Independent Consultant (2008-2009); Vice President, Cash Management and Foreign Exchange, Macquarie Capital Investment Management, LLC (2007-2008); Chief Operating Officer, Macquarie Fund Adviser, LLC (2004-2007).

				N/A	None

Meimei Li (47)	Treasurer	Indefinite, since March 2009	Controller, Alpine Woods Capital Investors, LLC since February 2007; Senior Accountant Pinnacle Group (2005-2007); Senior Auditor, Eisner & Lubin (2001-2005).	N/A	None

Andrew Pappert (31)	Secretary	Indefinite, since March 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003- 2008).	N/A	None

*	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.

**

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, and Alpine Income Trust, and Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trust”).

***	Stephen A. Lieber is the father of Samuel A. Lieber.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2011

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2010 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

Dynamic Dividend Fund	48%
Accelerating Dividend Fund	75%
Dynamic Financial Services Fund	0%
Dynamic Innovators Fund	0%
Dynamic Transformations Fund	0%
Dynamic Balance Fund	100%
Ultra Short Tax Optimized Income Fund	0%
Municipal Money Market Fund	0%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2010 as dividends qualifying for the dividends received deduction available to corporate shareholders.

Dynamic Dividend Fund	23%
Accelerating Dividend Fund	59%
Dynamic Financial Services Fund	0%
Dynamic Innovators Fund	0%
Dynamic Transformations Fund	0%
Dynamic Balance Fund	97%
Ultra Short Tax Optimized Income Fund	0%
Municipal Money Market Fund	0%

The Funds designated the following percentages of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C).

Dynamic Dividend Fund	0%
Accelerating Dividend Fund	6%
Dynamic Financial Services Fund	0%
Dynamic Innovators Fund	0%
Dynamic Transformations Fund	0%
Dynamic Balance Fund	0%
Ultra Short Tax Optimized Income Fund	0%
Municipal Money Market Fund	0%

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Case Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2010.

Availability of Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedule of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2011

Privacy Policy

The Funds collect non-public information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provided agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to a broker dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
James A. Jacobson
H. Guy Leibler
Jeffrey E. Wacksman

CUSTODIAN &
ADMINISTRATOR
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL
Wilkie Farr & Gallagher
787 7th Avenue, 40th FL
New York, NY 10019

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

TRANSFER AGENT
Boston Financial Data Services
Two Heritage Drive
North Quincy, MA 02171

SHAREHOLDER | INVESTOR INFORMATION

1(888)785.5578
www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments

(a)	Schedule of Investments is included as part of Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment management companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment management companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Not applicable to semi-annual reports.

(a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) are attached hereto.

(a)(3) Not applicable to open-end investment management companies.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Sections 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Income Trust

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	July 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber

Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

By:	/s/ Ronald G. Palmer, Jr.

Ronald G. Palmer, Jr.
Chief Financial Officer (Principal Financial Officer)

Date:	July 7, 2011